UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08544

FPA FUNDS TRUST
(Exact name of registrant as specified in charter)

11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA		90025
(Address of principal executive offices)		(Zip code)

(Name and address of agent for service)		Copy to:

J. RICHARD ATWOOD, PRESIDENT FPA FUNDS TRUST 11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA 90025		MARK D. PERLOW, ESQ. DECHERT LLP ONE BUSH STREET, STE. 1600 SAN FRANCISCO, CA 94104

Registrant’s telephone number, including area code:		(310) 473-0225

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2019

Item 1:  Report to Shareholders.

Distributor:

UMB DISTRIBUTION SERVICES, LLC

235 West Galena Street
Milwaukee, Wisconsin 53212

December 31, 2019

Annual Report

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, we intend to no longer mail paper copies of the Fund's shareholder reports, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the FPA Funds website (fpa.com/funds), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or enroll in e-delivery at fpa.com (for accounts held directly with the Fund).

You may elect to continue to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you may inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at (800) 638-3060. Your election to receive reports in paper will apply to all funds held with the FPA Funds or through your financial intermediary.

FPA Crescent Fund

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

Dear Shareholders:

Global stock markets ended 2019 on a high note, with the global MSCI ACWI Index returning 8.95% and 26.60% for the fourth quarter and full year, respectively, and the domestic S&P 500 Index returning 9.06% and 31.49% for the same periods. It was a "risk on" year with even U.S. investment grade bonds delivering 14.23% for the year, approximately in line with the high yield bond market's 14.41% performance.1 The FPA Crescent Fund, or the Fund, increased 5.69% and 20.02% for 2019's fourth quarter and full year, underperforming the average of its two comparative equity indices at 9.01% and 29.04% for the fourth quarter and full year, respectively.

Long equities held by the Fund returned 9.76% and 31.53% in the fourth quarter and for the full year, respectively, outperforming the MSCI ACWI and S&P 500 indices.2 Including a small amount of other risk assets and cash it held, the Fund beat its own risk exposure by generating 68.9% of the market's return in 2019 ("market" is average of the 2019 returns for MSCI ACWI and S&P 500 indices) with 68.4% of its capital at risk, on average, during the year.3

Portfolio

The Fund has unusual breadth, having the ability to invest in more diverse regions, sectors and asset classes than almost any other mutual fund. Yet we will only commit capital when we have determined that upside opportunity exceeds downside risk. If we believe prices are attractive, we buy. If not, we hold or sell. Importantly, we don't (because we can't) try and pick market tops or bottoms.

Santa left coal in our stockings at Christmas 2018 as global markets swooned. Like good little children, we did the right thing and took advantage of lower prices, increasing the Fund's risk exposure by approximately ten percentage points in the second half of 2018. Then Christmas came early last year as markets rebounded, ultimately reaching new highs. We similarly took advantage of rising prices in 2019 and reduced or sold positions that we could no longer justify holding at given valuations, and therefore ended the year with 9.2% less risk exposure.

1  US investment grade bonds is represented by the ICE BofA US Corporate Index (2019 return: 14.23%); High Yield bond market is represented by the ICE BofA US HY Index (2019 return: 14.41%).

2  For illustrative purposes only. The performance of the long equity segment of the Fund is presented gross of investment management fees, transactions costs, and Fund operating expenses, which if included, would reduce the returns presented. Long equity holdings exclude paired trades, short-sales, limited partnerships, derivatives/futures, corporate bonds, mortgage backed securities, and cash and cash equivalents. Please refer to the first page for overall net performance of the Fund since inception. The long equity performance information shown is for illustrative purposes only and may not reflect the impact of material economic or market factors. No representation is being made that any account, product or strategy will or is likely to achieve profits, losses, or results similar to those shown.

3  Risk assets are any assets that are not risk free and generally refers to any financial security or instrument, such as equities, commodities, high-yield bonds, and other financial products that are likely to fluctuate in price. Risk exposure refers to the Fund's exposure to risk assets as a percent of total assets. Average risk exposure for the Fund for year is the average of the quarter-end risk exposures.

  Past performance is no guarantee, nor is it indicative, of future results. Comparison to any index is for illustrative purposes only. The Fund does not include outperformance of any index or benchmark in its investment objectives. Please see end of Commentary for important disclosures and definitions.

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

(Continued)

The U.S. continued to outperform international markets, which has made foreign domiciled companies marginally less expensive, all else being equal. At the end of the year, the S&P 500 trailing price-to-earnings ratio, or P/E, was 21.6x, higher than the 19.8x of the MSCI ACWI. The international component of the MSCI ACWI traded at a P/E of 17.4x at year end. This almost 20% discount to U.S. stocks helps to explain why the Fund's exposure to international companies has increased. At year-end, the Fund had 35.4% of net equity invested outside the U.S., six percentage points higher than at the end of 2018.

The Fund's shareholders have entrusted us to decide when upside opportunity surpasses downside risk. The Fund's investment exposure will therefore swing between more and less invested. While the Fund was less invested in 2019, we have no doubt that in the future we will deploy more of its capital.

We continue to focus on companies that have at least a small breeze at their backs and avoid those businesses with wind in their faces. Over time, we generally expect the companies we own to sell an increasing number of units as well as have at least enough pricing power to offset cost inflation.

Contributors to and detractors from the Fund's trailing 12-month returns are listed in the following table.

Exhibit A: Contributors and Detractors4

Contributors	Performance Contribution	Percent of Portfolio	Detractors	Performance Contribution	Percent of Portfolio
TTM
Arconic	2.01%	3.5%	PG&E/Utilities (hedge)	-0.51%	-0.2%
Citigroup	1.18%	2.4%	Baidu	-0.47%	1.2%
Charter Comm.	1.17%	2.0%	Mylan	-0.42%	0.0%
AIG	1.13%	3.5%	O-I Glass	-0.33%	0.8%
Alphabet	1.09%	4.5%	Glencore	-0.13%	1.1%
	6.58%	15.9%		-1.86%	2.8%

Our investment in the cable industry via Charter Communications (up approximately 70%) along with Comcast (up approximately 34%) were two notable contributors in 2019.5 We made these investments in mid-2018, when many investors were concerned that subscribers would cut the cord in favor of streaming and when wireless 5G threatened to damage these companies' dominant broadband franchise. Our belief remains that while video will continue to shrink, video is less profitable on a cash basis than many believe it to be. Thus, we think broadband should remain vibrant, as it is likely to take many years and many billions of dollars before

4  Reflects the top five contributors and detractors to the Fund's performance based on contribution to return for the trailing twelve months ("TTM"). Contribution is presented gross of investment management fees, transactions costs, and Fund operating expenses, which if included, would reduce the returns presented. The information provided does not reflect all positions purchased, sold or recommended by FPA during the quarter. A copy of the methodology used and a list of every holding's contribution to the overall Fund's performance during the TTM is available by contacting FPA Client Service at crm@fpa.com. It should not be assumed that recommendations made in the future will be profitable or will equal the performance of the securities listed.

5  Percentage change reflects total return including the reinvestment of dividends and interest. The total return of the security may not equate with the performance of the holding in the Fund.

  Past performance is no guarantee, nor is it indicative, of future results.

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

(Continued)

the potential impact of the competitive threats is known. The market has sidled over to our thinking on this, at least for the time being.

American International Group's (AIG) stock lost 32% in 2018, including dividends, negatively impacting the Fund's performance in that year. In 2019, however, it delivered a total return of 34%.5 The company's multi-year turnaround efforts are finally bearing fruit, and the market has begun to take notice. The Fund further benefited by increasing its stake to take advantage of price weakness in late 2018. If AIG's return on capital continues to improve, as we expect, the company should trade at a similar price-to-tangible book value multiple as its peers. Were that to be the case, we can see its stock trading at $70 to $80 in the next couple of years, a healthy premium to its closing price of $51.33 at the end of 2019. As value investors, AIG is emblematic of so many of our investments that underperform on their way to outperforming.

Glencore shares were under pressure on the back of commodity weakness and regulatory concerns. We continue to think the shares at a single-digit free cash multiple represent compelling value.

The other four detractors have all been discussed previously. Please refer to previous commentaries for additional information.

Investing

Value investing means investing with a margin of safety so if all doesn't go according to plan, whether ours or a company's, then investors may nonetheless come out close to whole. This may mean having the protection of business and/or balance sheet, but without that protection, the emperor wakes up one day to realize he's not wearing clothes.

Being a value investor in 2019 was like wearing a crew cut in Haight Ashbury in 1969 — not only do you stand-out, you invite a bit of ridicule. We value investors must not acquiesce to the fear of missing out, however, and instead make our peace with a different kind of FOMO, the fate of missing out. To do well over long periods of time means accepting that we won't do well for lengths of time in between. We realize that has made us appear both smart and dumb at different moments in time, but our goal is to deliver over the long run rather than at any one point in time.

When all appears easy, it generally isn't. What we won't do is redefine value. We believe we can help ourselves and you by staying the course and continuing to invest bottoms up.

Taking a look from the top down, though, helps explain why we find it more challenging to unearth suitable investments today. We end up struggling to find great risk/rewards against the following backdrop.

5  Percentage change reflects total return including the reinvestment of dividends and interest. The total return of the security may not equate with the performance of the holding in the Fund.

  Past performance is no guarantee, nor is it indicative, of future results.

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

(Continued)

Low interest rates and a lack of investment alternatives have lifted the price of risk assets globally. Global stock markets trade at or near their highs as a percent of their respective economies, as shown in Exhibit B.

Exhibit B: Stock Market as Percent of GDP6

Looking at the stock market from a price-to-earnings basis, it becomes clear that when earnings are smoothed, valuations have only been this high once before. This is shown in Exhibit C, using the Shiller P/E methodology that divides current price by ten-year average earnings, adjusted for inflation.

6  Source: The World Bank, IMF, MSCI, as of December 31, 2019. Q4 2019 market cap data based on 2018 market cap data provided by The World Bank adjusted by 2019 Index (MSCI US for US and MSCI World for World) performance. 2019 GDP assumes 2019 IMF real GDP growth projections plus year over year inflation change provided by IMF. Data shown represents total value of all listed shares in the stock market as a percentage of GDP in each respective region/country, as defined by The World Bank. The World Bank releases this data annually. Stock market is the market capitalization of stocks. Market capitalization (also known as market value) is the share price times the number of shares outstanding (including their several classes) for listed domestic companies. Investment funds, unit trusts, and companies whose only business goal is to hold shares of other listed companies are excluded. Annual data, end of year values.

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

(Continued)

Exhibit C: Shiller P/E7

However, current P/E ratios are not so outlandish in the context of low interest rates and a reasonably good economy. Should rates remain low and economies avoid weakening measurably, markets could reasonably remain at today's elevated levels.

The long outperformance of growth stocks compared to value stocks has left value much less expensive, trading at a relative P/E that's about as low as we have ever seen it in our careers. This does not make value stocks cheap, just less pricey than growth stocks.

7  Source: Robert Shiller, http://www.econ.yale.edu/~shiller/data.htm, as of December 31, 2019. CAPE = Cyclically adjusted price-to-earnings ratio, and is also commonly known as the Shiller P/E ratio or P/E 10 ratio.

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

(Continued)

Exhibit D: P/E Spread — S&P 500 Value vs S&P 5008

In fact, value stocks have performed reasonably well over the last decade. The S&P 500 Value Index has compounded at a rate of 12.14%. Value investments just haven't done as well as growth stocks, which have annualized at 14.76%.9 However, growth stocks have outperformed their fundamentals, which has led to P/E multiple expansion, while value stocks have not. (Side note: The S&P 500 Value index had better 10-year earnings growth than the S&P 500 Growth index, but that is because it started at a point that was at its earnings nadir.)

Exhibit E: S&P 500 Growth vs Value10

	2009				2019
	P/E Trailing		P/E Forward		P/E Trailing		P/E Forward		EPS Growth Trailing 10-Year
S&P 500	18.9	x	18.0	x	21.6	x	19.8	x	10.1%
S&P 500 Value	18.4	x	18.2	x	17.4	x	16.2	x	10.9%
S&P 500 Growth	18.4	x	17.8	x	27.4	x	24.6	x	9.0%

Judging what a company is worth and where its stock should trade requires a great deal of interpretation. Analyzing a bond's performance is generally easier, as the most you can get as a return is the contracted amount, though an appreciation for the underlying company's solvency will cause one to accept a higher or lower yield.

8  Source: Bloomberg, as of December 31, 2019. SVX=S&P 500 Value; SPX=S&P 500.

9  Source: Bloomberg. Growth stocks represented by the S&P 500 Growth Index.

10  Source: Bloomberg, as of December 31, 2019.

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

(Continued)

'Credit investors' current acceptance of historically low yields reflects their greater concern for return than for risk, whether it be in investment grade, high yield or levered loans.

The investment grade, or IG, bond market today has the lowest yield and lowest credit quality in its history. For instance, lowly BBB credits have more than quadrupled in value. Low yield and low credit quality don't generally go hand in hand. In addition, at 7.9 years, the IG market has the longest duration in its history.11 Any increase in interest rates or spread will therefore have a larger impact than has been the case previously.

Exhibit F: BBB: Market Size and Percent of Investment Grade Market12

The levered loan market has trebled from $527 billion to $1.5 trillion over the last ten years and yields just 6.2%. Cracks are beginning to show. About 4% of the leveraged loan universe was trading below 80 cents on the dollar at the end of the year, versus just 2% in May 2019.13 We suspect that busted levered loans will be a future opportunity under the Fund's broad mandate.

The high yield segment of the credit market has been important to the Fund since its inception. Today, however, we are not getting paid anywhere near enough to invest broadly in high yield. We said the same thing a year ago — and the high yield market soared. But more than half of its 14% return came from tighter spreads and lower yields due to a decline in interest rates.14 We were under no illusion that just because we didn't think

11  Source: Bloomberg. The IG bond market is represented by the Bloomberg Barclays US Corporate Bond Index. Index data as of December 31, 2019.

12  Source: Bloomberg, as of December 31, 2019. BBB market size represented by total market value of the ICE BofA BBB US Corporate Index. BBB as a percent of Investment Grade is ICE BofA BBB US Corporate Index divided by ICE BofA US Corporate Index.

13  Source: The leverage loan market is represented by the S&P/LSTA Leveraged Loan Index.

14  iShares iBoxx High Yield Corporate Bond ETF delivered a 14.23% total return in 2019 with 8.37% due to capital appreciation and the balance from income/dividends.

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

(Continued)

the risk/reward then in high yield was attractive, the market would collapse, and we don't mean to suggest it will collapse now. We do want to make sure that a prospective return justifies the risk assumed. As much as that wasn't the case a year ago, we believe it is even less so now. We offer five good reasons why we believe that high yield should be avoided.

1.  Low yields: Trading at 5.4%, near its lowest all-time yield. (Exhibit G)

2.  Narrow spreads: Current spread over Treasuries is 3.7%, well below average. (Exhibit G)

3.  Lower credit quality: Leverage and interest coverage metrics of corporate America, using Bloomberg Barclays US Corporate High Yield Index as a proxy, are at a low which is particularly unusual because the economy is relatively robust. (Exhibit H)

4.  Weak covenants: About as weak as they've ever been. Weaker covenants give the advantage to the borrower. (Exhibit I)

5.  Larger credit market: The corporate bond market has grown from $4.3 trillion to $9.4 trillion in the last decade. The high yield and levered loan components of it have almost doubled from $1.5 trillion to $2.8 trillion. (Exhibit J)

Exhibit G: ICE BofA US High Yield and Euro High Yield Indexes (YTW)
vs 5-Year US Treasury Yields15

	ICE BofA US High Yield	ICE BofA Euro High Yield	5-Year UST	US HY Spread vs. 5-Year UST
Current	5.4%	2.6%	1.7%	3.7%
High	22.5%	26.7%	7.9%	21.1%
Low	4.8%	1.9%	0.5%	2.4%
Average	8.8%	8.2%	3.4%	5.4%

15  Source: Bloomberg, as of December 31, 2019.

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

(Continued)

Exhibit H: High Yield Net leverage and Median Interest Coverage Ratios16

Exhibit I: Moody's Covenant Quality Indicator17

16  As of December, 2019. Source: Factset. High Yield Issuers represented by data for bond issuers within the Bloomberg Barclays US High Yield Index. EBITDA = Earnings before interest, taxes, depreciation, and amortization.

17  As of December 31, 2019. Source: Moody's High-Yield Covenant Database Note: Moody's Covenant Quality Index (CQI) inception date was January 2011, and includes all high-yield bonds, including high-yield lite. High-yield lite bonds lack a debt incurrence and/or a restricted payments covenant and automatically receive the weakest possible covenant quality score of 5.0.

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

(Continued)

Exhibit J: US Corporate Bond Market18

	2009 Size		2019 Size
High Grade	$1,740	bn	$3,321	bn
BBB Bonds	$1,093	bn	$3,321	bn
Leveraged Loans	$527	bn	$1,458	bn
High Yield	$985	bn	$1,268	bn
Total	$4,345	bn	$9,368	bn

It has recently been a tale of two high yield markets, in which the good credits have gotten better and the bad haven't seen much price movement. Spreads of better high-yield bonds have tightened, and at year-end almost one third of the stocks tracked in the ICE BofA U.S. High Yield Index trade at yields less than 4.0%. On the other hand, spreads of CCC-rated and riskier bonds have remained flattish over the last 12 months.19 When interest rates increase and/or the economy weakens, there will be lots of opportunity. Reaching for yield will have the usual consequence. This time, the fallout might be magnified further because of the five reasons for caution listed above. If there is a run on the bank, we wonder at what clearing price a buyer will step in.

Also, the rise of passive funds adds another concern: At the end of 2019, there was $253 billion in corporate bond exchange traded funds, or ETFs, including $56 billion in high yield and $10 billion in levered loans.

18  As of December 31, 2019. Source: Bloomberg, JPMorgan. High yield bonds market data represented by ICE BofA US HY Index; Leveraged loans market data from J.P. Morgan January 3, 2020 Leveraged Loan Weekly Snapshot. December 31, 2018; BBB market data represented by ICE BofA BBB US Corporate Index. High grade bonds defined as AAA, AA or A rated corporate bonds. High grade bonds data represented by the AAA, AA, and A component of the ICE BofA US Corporate Index.

19  Source: Bloomberg, as of December 31, 2019.

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

(Continued)

Exhibit K: AUM of Corporate Bond Passive ETFs20

Passive funds that invest in less liquid securities, such as small-cap stocks, high yield bonds, and levered loans, only offer the illusion of liquidity. They give their shareholders the ability to buy and sell daily, but the underlying securities these funds own can be quite illiquid. Any significant selling of high yield ETFs could cause lower-rated corporate bonds to hit a pricing air pocket with bids dropping precipitously. In this world of immediate gratification, investors are foregoing future yield for current yield and unwittingly accepting de facto illiquidity in the process.

We have knowingly accepted some illiquidity for a very small portion of the Fund's portfolio, investing in private credits, including non-publicly traded loans to private companies.21 We expect a higher yield for the lower liquidity, and that has been the case since 2009, when such investments have delivered approximately 14% weighted average return to the portfolio. Importantly, all of these loans have had first liens, with collateral coverage well in excess of the loan amount. We believe the higher yields and better asset coverage have made these private loans far less risky than the broader high yield bond market. With 30 loans and more than $650 million invested since 2009, the Fund has yet to experience a loss on any. We will continue to make such

20  Source: Morningstar, as of December 31, 2019.

21  Private credits: Debt extended to private companies.

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

(Continued)

loans, but given that we manage a public fund with daily liquidity, we seek to mitigate the potential for forced selling by keeping these less liquid positions small.22

Economy and Macro

We offer limited value when speaking of the larger global macro environment, so here we provide only a skeletal view to help explain the challenge in finding good investments today.

As David Rosenberg of Gluskin Sheff pointed out, "In a normal cycle, the stock market has a correlation of roughly 60% with the economy. The other 40% is explained by factors like valuations, sentiment, technicals and momentum. This cycle was literally off the charts in that respect — because only 7% of this entire bull market was due to the economy. And that's a good thing if you are long the stock market because this did go down as the weakest economic expansion on record and yet one of the most powerful bull markets ever." Mr. Gluskin concluded, "The fundamentals do win out in the end, but it could take time."23

We don't think the stock market's link to the economy has been severed, but it has at least been largely suspended. When and how deep a future recession might be and how the market might react remain open questions. Risk does seem skewed to the downside today.

The show goes on as long as the government puppet masters allow, or when the audience leaves. The U.S. deficit climbed just over $1 trillion in 2019, despite a growing economy and the tightest labor market on record. Central banks have successfully inflated asset prices but failed to ignite real economic activity. Most Americans are not better off today than they were a decade ago.

Extremely low interest rates continue to pervert capital allocation decisions. Whether or not to buy a piece of equipment, repurchase shares, or make an acquisition, a lower cost of capital can improve an otherwise impractical or marginal decision. This doesn't seem likely to change anytime soon. The global monetization experiment took a pause but has since restarted, and a more expansive fiscal policy is under discussion.

Indebted governments, companies and individuals have recalibrated to this low level of rates. When or if rates eventually rise, many of these same parties may find their finances dangerously askew.

One only need to look east for a recent example of the failure of low interest rates to keep markets elevated. Japan cut interest rates throughout the 1990s and has kept them low ever since. Despite that, Japan's Nikkei stock index declined more than 40% four times between 1990 and 2009. Low interest rates are not a panacea and can present or mask other problems.

22  As of December 31, 2019. For illustrative purposes only. The information provided about the Fund's private credit investments is not intended to imply any future performance of the Fund. The weighted average return is the weighted average Internal Rate of Return ("IRR"). The weighted average IRR is based on the size of all investment level IRRs plus net income from private loans that were committed but not invested. Weighted average allocations are based on firm level allocations. Of the 30 investments the Fund has made since 2009, 26 have been exited and 4 are still open. IRR is calculated from the 'Initiated' date through the 'Exited' date for exited investments, and through December 31, 2019 for open investments. IRR is presented net of all underlying manager or sourcing fees, but gross of FPA management fees and expenses, which would reduce these returns. The IRR noted herein should not be construed as, and is not indicative of, the performance of the Fund. References to individual investments are for informational purposes only and should not be construed as recommendations by the Fund, the portfolio managers, FPA or the distributor. Any information provided is not a sufficient basis upon which to make an investment decision. It should not be assumed that future investments will be profitable or will equal the performance of any investment examples discussed. Past performance is no guarantee, nor is it indicative, of future results. Please refer to the important disclosures at the back of the presentation.

23  Gluskin Sheff. Breakfast with Dave. December 19, 2019.

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

(Continued)

Debt accumulation at the sovereign, corporate, consumer and state and local levels has bought economic growth, but at an as-yet-to-be-determined cost. Debt has grown far faster than the gross domestic product ("GDP") in the U.S., a situation that can't mathematically endure unabated. Since 2009, U.S. federal debt has increased by $10.8 trillion, helping to buy $6.9 trillion in GDP growth. The EU and Japan have similarly been borrowing to buy GDP, as depicted below (Exhibit L).

Exhibit L: Growth in GDP and Government Debt Since 200924

At the end of 2019, the U.S. national debt stood at over $23 trillion, exceeding the country's estimated $21.4 trillion GDP. The chart below shows that, using GDP as a proxy for income, the return on investment for U.S. spending has declined for decades and is now as low as it has ever been. As a nation, we are getting less while paying more.

24  Source: Bloomberg, as of September 30, 2019.

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

(Continued)

Exhibit M: 10-year Change in GDP vs 10-year Change in Gross Federal Debt25

Corporate debt growth has been another contributor to U.S. GDP growth, almost trebling since 2008 without a commensurate increase in GDP. Relative to the size of our economy, we now have more debt on corporate books than at any point in time in history (Exhibits J and N). In good times, leverage enhances corporate earnings, but the opposite is true in an economic downturn.

25  Source: US. Bureau of Economic Analysis, as of December 31, 2019.

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

(Continued)

Exhibit N: US Corporate Debt as Percent of GDP26

Not wanting to be left out, households have joined the debt accumulation party. Consumer debt is now at an all-time high in dollars and as a percent of GDP. Superficially, household debt growth doesn't appear so terrible, but that perception is biased by the fact that non-housing debt has grown much faster than mortgage debt and only 64% of households own a home.

Increasing auto, student and credit card loans continue to propel the economy as they reach new heights. Non-housing debt balances have been increasing faster than income and now sit at $32,035 per household. Unlike governments, individuals must one day repay their debts.27

26  As of December 31, 2019. Source: Federal Reserve. GDP=Gross Domestic Product; Corporate Debt Market (ex. Financials) is represented by nonfinancial corporate business; debt securities and loans.

27  Source: New York Fed Consumer Credit Panel/Equifax; Statista.com, as of September 30, 2019.

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

(Continued)

Exhibit O: Non-Housing Debt Balance28

Simply, the average American's finances are getting strained. Take auto loans as an example. Car buyers have stretched their auto loans over longer periods so that they can buy the car they want, or just to buy a car at all.

Experian reported in the first quarter of 2019 that the average term for a new car loan is 68.9 months, with the term of more than one third of new vehicle loans longer than 73 months and with a few as long as 96 months.29 The credit rating agency also stated that the average initial term for a used car loan is 64.7 months — and that's for a car that's already a few years old. Some 20% of used car loans are for longer than 73 months. Thus, the average used car buyer will still be paying off a loan for a car that's more than eight years old — and Consumer Reports sets the average life of a new car at only about eight years.30

Debt accumulation in the form of unfunded liabilities also will likely pose a problem in the future, but that problem might lie well beyond a typical investment horizon. Nevertheless, it's good to understand the current state of affairs.

28  Source: New York Fed Consumer Credit Panel/Equifax, as of September 30, 2019.

29  https://www.experian.com/blogs/ask-experian/research/auto-loan-debt-study/; https://www.creditkarma.com/auto/i/car-loan-term/

30  Sources: Experian.com, Research, Auto Loan Debt Sets Record Highs, July 18, 2019. Data is from Q1 2019; https://www.experian.com/blogs/ask-experian/research/auto-loan-debt-study/; and FRED (Federal Reserve Economic Data); https://fred.stlouisfed.org/series/DTCTLVEUMNQ; and Archival FRED, https://alfred.stlouisfed.org/series?seid=DTCTLVEUMNQ&utm_source=series_page&utm_medium=related_content&utm_term=related_resources&utm_campaign=alfred

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

(Continued)

Almost three quarters of state and local pensions in the U.S. are underfunded, despite optimistic assumptions about the expected return on plan assets.31 The state pension funding gap alone is arguably understated by $1.3 trillion or so.

Exhibit P: Funded Ratios for State Pension Plans32

The U.S. also has an estimated $122 trillion of unfunded federal liabilities, including Social Security and Medicare.33 Unfunded federal, state and local liabilities could be mitigated by higher taxes and changes to benefits. These politically painful options, if implemented, would likely prove an economic obstacle. We will inevitably come upon a time when we will be forced to live within our means, and the consequences, at least for a time, will not benefit the stock market.

31  Take our local CalPers (California Public Employee Retirement System) as an example. It reported its funded status as of its fiscal year end 6/30/2019 at about 70%, but that's with optimistic assumptions (6.7% expected net return; ~7% discount rate; expected life span, etc.). With plan assets at about $370bn at the end of their fiscal year, at 70% funding? $529bn Pension Benefit Obligations (PBO), which means $159bn underfunding. If its portfolio averages just 1% less in return, then its underfunding would grow to 38-39%, or ~$30bn.

32  Source: Bloomberg, Comprehensive Annual Financial Reports as of fiscal year 2017.

33  Source: RealClear Politics, Unfunded Govt. Liabilities — Our Ticking Time Bomb, January 10, 2019; https://www. realclearpolitics.com/articles/2019/01/10/unfunded_govt_liabilities_ — _our_ticking_time_bomb.html

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

(Continued)

Conclusion

We will continue to seek to capitalize when equities (both domestic and foreign) and credit (mostly public but some private) are ripe. If not, we shall maintain our more conservative posture. There are those who take liquidity and those who provide it. We prefer to be the latter, a function of temperament and having cash on hand for investment.

We look for shareholder partners of a like mind, those who also prefer an equity-like rate of return over time while trying to avoid a permanent impairment of capital.

We try to field a balanced team, playing both offense and defense. Since we believe that the stock market will generally rise over time, we do tilt more towards offense but not indiscriminately. If we are given lemons we will make lemonade, but we can't even do that if there's a drought.

It is generally psychologically easier to invest when a rising market validates an investor's purchases. We take greater comfort when choppier markets challenge an investor's conviction, even more so when a lower price follows each new purchase. For now anyway, it seems to be buy high and sell higher.

Respectfully submitted,

Steven Romick
Co-Portfolio Manager

February 5, 2020

FPA CRESCENT FUND

The discussions of Fund investments represent the views of the Fund's managers at the time of this report and are subject to change without notice. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any First Pacific Advisors portfolio. Security examples featured are samples for presentation purposes and are intended to illustrate our investment philosophy and its application. It should not be assumed that most recommendations made in the future will be profitable or will equal the performance of the securities. This information and data has been prepared from sources believed reliable. The accuracy and completeness of the information cannot be guaranteed and is not a complete summary or statement of all available data.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on our current expectations, they are considered "forward-looking statements" which may or may not prove to be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

FPA CRESCENT FUND
HISTORICAL PERFORMANCE

(Unaudited)

Change in Value of a $10,000 Investment in FPA Crescent Fund vs. S&P 500 for the Ten Years Ended December 31, 2019

The Standard & Poor's 500 Composite Index (S&P 500) is an unmanaged index that is generally representative of the U.S. stock market. The performance of the Fund is computed on a total return basis which includes reinvestment of all distributions. Unless otherwise noted, index returns reflect the reinvestment of dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. This data represents past performance and investors should understand that investment returns and principal values fluctuate, so that when you redeem your investment may be worth more or less than its original cost. Current month-end performance data can be obtained by visiting the website at www.fpa.com or by calling toll-free, 1-800-982-4372. Information regarding the Fund's expense ratio and redemption fees can be found on pages 43 and 47. The Prospectus details the Fund's objective and policies, sales charges, and other matters of interest to prospective investors. Please read the Prospectus carefully before investing. The Prospectus may be obtained by visiting the website at www.fpa.com, by email at crm@fpa.com, toll-free by calling 1-800-982-4372 or by contacting the Fund in writing.

FPA CRESCENT FUND

PORTFOLIO SUMMARY

December 31, 2019

Common Stocks		65.7%
Internet Media	10.9%
Aircraft & Parts	6.8%
Diversified Banks	5.1%
Semiconductor Devices	5.0%
Banks	4.9%
Cable & Satellite	4.2%
P&C Insurance	3.5%
Cement & Aggregates	3.5%
Institutional Brokerage	2.5%
Investment Companies	2.0%
Electrical Components	2.0%
Infrastructure Software	1.9%
E-Commerce Discretionary	1.8%
Midstream — Oil & Gas	1.5%
Specialty Chemicals	1.1%
Wealth Management	1.1%
Consumer Finance	1.1%
Base Metals	1.1%
Insurance Brokers	1.0%
Computer Hardware & Storage	1.0%
Containers & Packaging	0.8%
Medical Equipment	0.7%
Application Software	0.6%
Food & Drug Stores	0.4%
Home Improvement	0.4%
Marine Shipping	0.3%
Integrated Utilities	0.3%
Chemicals	0.2%
Household Products	0.0%
Closed End Fund		0.7%
Limited Partnerships		1.3%
Preferred Stocks		1.0%
Bonds & Debentures		13.6%
U.S. Treasuries	8.9%
Municipals	2.4%
Corporate Bank Debt	1.6%
Corporate Bonds & Notes	0.7%
Asset-Backed Securities	0.0%
Residential Mortgage-Backed Securities	0.0%
Short-term Investments		18.6%
Securities Sold Short		(10.9)%
Other Assets And Liabilities, Net		10.0%
Net Assets		100.0%

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS

December 31, 2019

COMMON STOCKS	Shares	Fair Value
INTERNET MEDIA — 10.9%
Alphabet, Inc. (Class A)(a)	243,769	$326,501,761
Alphabet, Inc. (Class C)(a)	224,159	299,705,066
Baidu, Inc. (ADR) (China)(a)	1,355,691	171,359,342
Facebook, Inc. (Class A)(a)(b)	1,500,563	307,990,556
Naspers, Ltd. (N Shares) (South Africa)	1,424,355	232,964,315
NAVER Corp. (South Korea)	560,426	90,379,566
Prosus NV (Netherlands)(a)	1,424,355	106,294,911
		$1,535,195,517
AIRCRAFT & PARTS — 6.8%
Arconic, Inc.(b)	16,094,156	$495,217,180
Meggitt plc (Britain)	19,869,123	172,860,804
United Technologies Corp.(b)	1,862,335	278,903,290
		$946,981,274
DIVERSIFIED BANKS — 5.1%
Bank of America Corp.(b)	6,764,017	$238,228,679
Citigroup, Inc.	4,203,402	335,809,786
Royal Bank of Scotland Group plc (Britain)	43,812,970	139,457,267
		$713,495,732
SEMICONDUCTOR DEVICES — 5.0%
Analog Devices, Inc.	2,984,731	$354,705,432
Broadcom, Inc.(b)	1,086,625	343,395,233
		$698,100,665
BANKS — 4.9%
CIT Group, Inc.(b)(c)	7,290,114	$332,647,902
Signature Bank	731,980	99,995,788
Wells Fargo & Co.	4,799,137	258,193,570
		$690,837,260
CABLE & SATELLITE — 4.2%
Charter Communications, Inc. (Class A)(a)(b)	583,176	$282,887,014
Comcast Corp. (Class A)(b)	6,938,127	312,007,571
		$594,894,585
P&C INSURANCE — 3.5%
American International Group, Inc.(b)	9,486,438	$486,938,863
CEMENT & AGGREGATES — 3.5%
HeidelbergCement AG (Germany)	2,496,608	$181,916,913
LafargeHolcim Ltd. (Switzerland)(a)	5,456,982	302,789,764
		$484,706,677

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

COMMON STOCKS — Continued	Shares	Fair Value
INSTITUTIONAL BROKERAGE — 2.5%
Jefferies Financial Group, Inc.(b)(c)	16,334,640	$349,071,257
INVESTMENT COMPANIES — 2.0%
Groupe Bruxelles Lambert SA (Belgium)	2,722,644	$286,952,869
ELECTRICAL COMPONENTS — 2.0%
TE Connectivity, Ltd. (Switzerland)	2,866,460	$274,721,526
INFRASTRUCTURE SOFTWARE — 1.9%
Microsoft Corp(b)	1,663,204	$262,287,271
E-COMMERCE DISCRETIONARY — 1.8%
Alibaba Group Holding Ltd. (ADR) (China)(a)	328,555	$69,686,515
JD.com, Inc. (ADR) (China)(a)	5,321,161	187,464,502
		$257,151,017
MIDSTREAM — OIL & GAS — 1.5%
Kinder Morgan, Inc.(b)	9,895,324	$209,484,009
SPECIALTY CHEMICALS — 1.1%
Univar Solutions, Inc.(a)	6,575,060	$159,379,454
WEALTH MANAGEMENT — 1.1%
LPL Financial Holdings, Inc.	1,702,683	$157,072,507
CONSUMER FINANCE — 1.1%
Ally Financial, Inc.	5,018,300	$153,359,248
BASE METALS — 1.1%
Glencore plc (Switzerland)	47,823,680	$149,087,723
INSURANCE BROKERS — 1.0%
Aon plc (Britain)	675,750	$140,751,967
COMPUTER HARDWARE & STORAGE — 1.0%
Dell Technologies (C Shares)(a)	2,722,000	$139,883,580

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

COMMON STOCKS — Continued	Shares	Fair Value
CONTAINERS & PACKAGING — 0.8%
O-I Glass, Inc.(c)	9,007,760	$107,462,577
MEDICAL EQUIPMENT — 0.7%
Olympus Corp. (Japan)	6,219,900	$96,685,943
APPLICATION SOFTWARE — 0.6%
Nexon Co. Ltd. (Japan)(a)	6,340,900	$84,619,254
FOOD & DRUG STORES — 0.4%
Jardine Strategic Holdings, Ltd. (Hong Kong)	2,042,860	$62,613,659
HOME IMPROVEMENT — 0.4%
Mohawk Industries, Inc.(a)(b)	406,379	$55,421,968
MARINE SHIPPING — 0.3%
Sound Holding FP (Luxembourg)(a)(d)(e)(f)(l)	1,146,250	$41,511,807
INTEGRATED UTILITIES — 0.3%
PG&E Corp.(a)	3,585,220	$38,971,341
CHEMICALS — 0.2%
Cabot Corp.	600,021	$28,512,998
HOUSEHOLD PRODUCTS — 0.0%
Spectrum Brands Holdings, Inc.	1	$64
TOTAL COMMON STOCKS — 65.7% (Cost $6,462,136,227)		$9,206,152,612
CLOSED END FUND — 0.7%
Altaba Escrow(d)(e)(f) (Cost $0)	4,756,180	$96,027,274
LIMITED PARTNERSHIPS
GACP II LP (Credit)(d)(e)(f)(k)		$50,808,800
FPS LLC (Marine Shipping)(d)(e)(f)(l)	937,450	89,291,870
U.S. Farming Realty Trust, L.P. (Real Estate)(c)(d)(e)(f)		32,266,611
U.S. Farming Realty Trust II, L.P. (Real Estate)(d)(e)(f)		9,810,483
TOTAL LIMITED PARTNERSHIPS — 1.3% (Cost $163,679,870)		$182,177,764

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

PREFERRED STOCKS	Shares or Principal Amount	Fair Value
AUTOMOBILES — 0.8%
Porsche Automobil Holding SE (Germany)	1,539,070	$115,045,614
INDUSTRIALS — 0.2%
General Electric Co., 5.00% 12/29/2049(g)	28,026,000	$27,294,874
TOTAL PREFERRED STOCKS — 1.0% (Cost $110,183,306)		$142,340,488
BONDS & DEBENTURES
RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.0%
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATION — 0.0%
Stanwich Mortgage Loan Trust Series 2012-2 A — 0.00% 3/15/2047(e)(f)(g)(h) (Cost $17,381)	$45,142	$19,185
ASSET-BACKED SECURITY — 0.0%
MARINE SHIPPING — 0.0%
Kamsarmax Shipping — 11.00% 3/31/2020(d)(e)(f) (Cost $6,847,315)	$6,847,315	$6,847,315
CORPORATE BONDS & NOTES
ENERGY — 0.1%
California Resources Corp. — 6.00% 11/15/2024	$2,171,000	$748,995
California Resources Corp. 2nd Lien — 8.00% 12/15/2022(h)	35,750,000	15,919,118
		$16,668,113
INDUSTRIAL — 0.6%
Bombardier, Inc. — 7.45% 5/1/2034(h)	$5,800,000	$5,763,750
Bombardier, Inc. — 7.50% 3/15/2025(h)	66,677,000	68,676,643
		$74,440,393
TOTAL CORPORATE BONDS & NOTES — 0.7% (Cost $92,099,417)		$91,108,506
CORPORATE BANK DEBT
Dell International LLC Term Loan B, 1M USD LIBOR + 2.000% — 3.800% 9/19/2025(d)(g)	$17,417,000	$17,525,856
Gray Television, Inc. Term Loan, 1M USD LIBOR + 2.250% — 3.947% 2/7/2024(d)(g)	21,837,000	21,864,296
Gray Television, Inc. Term Loan C, 1M USD LIBOR + 2.500% — 4.197% 1/2/2026(d)(g)	12,161,421	12,232,322

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Hall of Fame TL, Fixed 11.000% — 12.00% 10/31/2020(d)(e)(f)(g)	$9,568,600	$9,568,600
McDermott International, Inc., 1M USD LIBOR + 4.250% — 6.013% 5/10/2023(d)(g)(k)	10,089,206	(2,824,978)
McDermott Technology Americas, Inc., 1M USD LIBOR + 4.250% — 6.350% 5/4/2023(d)(g)(k)	64,586,000	(3,616,816)
McDermott Technology Americas, Inc., 1M USD LIBOR + 10.000% — 11.823% 10/21/2021(d)(g)(k)	38,618,824	24,473,313
McDermott Technology Americas, Inc., 3M USD LIBOR + 5.000% — 7.104% 5/9/2025(d)(g)	144,602,037	84,592,192
MEC Filo TL 1, 1M USD LIBOR + 9.500% — 11.500% 2/12/2021(d)(e)(f)(g)	24,383,430	24,383,430
Western Digital Corp. Term Loan B 4, 1M USD LIBOR + 1.750% — 3.452% 4/29/2023(d)(g)	29,797,001	29,899,503
TOTAL CORPORATE BANK DEBT — 1.6% (Cost $223,317,471)		$218,097,718
MUNICIPALS
Commonwealth of Puerto Rico GO, Series 2014 A, (SER A), — 8.00% 7/1/2035	$111,230,000	$70,770,087
Puerto Rico Commonwealth Aqueduct & Sewer Authority Rev., Series 2012 A, (SR LIEN-SER A), — 5.125% 7/1/2037	14,598,000	15,149,074
Puerto Rico Commonwealth Aqueduct & Sewer Authority Rev., Series 2012 A, (SR LIEN-SER A), — 5.25% 7/1/2029	5,198,000	5,433,209
Puerto Rico Commonwealth Aqueduct & Sewer Authority Rev., Series 2012 A, (SR LIEN-SER A), — 5.25% 7/1/2042	47,074,000	48,968,728
Puerto Rico Commonwealth Aqueduct & Sewer Authority Rev., Series 2012 A, (SR LIEN-SER A), — 6.00% 7/1/2047	14,655,000	15,501,326
Puerto Rico Public Buildings Authority Rev., Series 2012 U, (REF-GOVT FACS-SER U), — 5.25% 7/1/2042	54,920,000	42,700,300
Puerto Rico Sales Tax Financing Corp. Sales Tax Rev., (CABS-RESTRUCTURED-SER A-1), — 0.00% 7/1/2024(i)	2,175,000	1,908,998
Puerto Rico Sales Tax Financing Corp. Sales Tax Rev., (CABS-RESTRUCTURED-SER A-1), — 0.00% 7/1/2027(i)	4,153,000	3,316,129
Puerto Rico Sales Tax Financing Corp. Sales Tax Rev., (CABS-RESTRUCTURED-SER A-1), — 0.00% 7/1/2029(i)	4,047,000	3,003,036
Puerto Rico Sales Tax Financing Corp. Sales Tax Rev., (CABS-RESTRUCTURED-SER A-1), — 0.00% 7/1/2031(i)	5,216,000	3,581,149
Puerto Rico Sales Tax Financing Corp. Sales Tax Rev., (CABS-RESTRUCTURED-SER A-1), — 0.00% 7/1/2033(i)	5,871,000	3,735,013

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Puerto Rico Sales Tax Financing Corp. Sales Tax Rev., (CABS-RESTRUCTURED-SER A-1), — 0.00% 7/1/2046(i)	$55,871,000	$14,968,400
Puerto Rico Sales Tax Financing Corp. Sales Tax Rev., (CABS-RESTRUCTURED-SER A-1), — 0.00% 7/1/2051(i)	45,515,000	8,883,163
Puerto Rico Sales Tax Financing Corp. Sales Tax Rev., (RESTRUCTURED-SER A-2), — 4.329% 7/1/2040	22,112,000	22,415,377
Puerto Rico Sales Tax Financing Corp. Sales Tax Rev., (RESTRUCTURED-SER A-1), — 4.50% 7/1/2034	4,298,000	4,586,267
Puerto Rico Sales Tax Financing Corp. Sales Tax Rev., (RESTRUCTURED-SER A-2), — 4.536% 7/1/2053	662,000	676,478
Puerto Rico Sales Tax Financing Corp. Sales Tax Rev., (RESTRUCTURED-SER A-1), — 4.55% 7/1/2040	2,177,000	2,253,892
Puerto Rico Sales Tax Financing Corp. Sales Tax Rev., (RESTRUCTURED-SER A-1), — 4.75% 7/1/2053	15,968,000	16,670,911
Puerto Rico Sales Tax Financing Corp. Sales Tax Rev., (RESTRUCTURED-SER A-2), — 4.784% 7/1/2058	8,865,000	9,207,544
Puerto Rico Sales Tax Financing Corp. Sales Tax Rev., (RESTRUCTURED-SER A-1), — 5.00% 7/1/2058	40,380,000	42,844,391
TOTAL MUNICIPALS — 2.4% (Cost $213,030,846)		$336,573,472
U.S. TREASURIES
U.S. Treasury Notes — 1.125% 3/31/2020	$145,000,000	$144,808,412
U.S. Treasury Notes — 1.125% 4/30/2020	190,000,000	189,681,731
U.S. Treasury Notes — 1.25% 1/31/2020(j)	165,000,000	164,931,872
U.S. Treasury Notes — 1.375% 1/15/2020	180,000,000	179,962,686
U.S. Treasury Notes — 1.50% 4/15/2020	165,000,000	164,946,589
U.S. Treasury Notes — 1.50% 5/15/2020	120,000,000	119,939,520
U.S. Treasury Notes — 1.50% 6/15/2020	180,000,000	179,909,154
U.S. Treasury Notes — 2.625% 7/31/2020	100,000,000	100,570,660
TOTAL U.S. TREASURIES — 8.9% (Cost $1,245,106,136)		$1,244,750,624
TOTAL BONDS & DEBENTURES — 13.6% (Cost $1,780,418,566)		$1,897,396,820
TOTAL INVESTMENT SECURITIES — 82.3% (Cost $8,516,417,969)		$11,524,094,958

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

SHORT-TERM INVESTMENTS	Principal Amount	Fair Value
Apple, Inc.
— 1.596% 2/14/2020	$20,000,000	$19,961,622
— 1.605% 1/28/2020	25,000,000	24,970,375
— 1.606% 1/27/2020	50,000,000	49,942,944
— 1.606% 1/29/2020	50,000,000	49,938,556
— 1.606% 2/13/2020	20,945,000	20,905,472
— 1.626% 1/9/2020	108,000,000	107,961,600
Chevron Corp. — 1.626% 1/8/2020	56,000,000	55,982,578
Coca-Cola Co. (The)
— 1.626% 2/4/2020	25,000,000	24,962,222
— 1.626% 2/4/2020	50,000,000	49,924,444
— 1.626% 2/5/2020	25,000,000	24,961,111
— 1.657% 2/4/2020	25,000,000	24,961,514
— 1.667% 2/11/2020	40,000,000	39,925,289
— 1.667% 2/12/2020	40,000,000	39,923,467
— 1.688% 2/11/2020	25,000,000	24,952,736
Exxon Mobil Corp.
— 1.636% 1/13/2020	45,000,000	44,975,850
— 1.657% 1/8/2020	75,000,000	74,976,229
— 1.657% 1/10/2020	75,000,000	74,969,438
— 1.657% 1/30/2020	50,000,000	49,934,347
— 1.687% 1/22/2020	65,000,000	64,937,058
— 1.687% 1/23/2020	100,000,000	99,898,556
— 1.688% 1/6/2020	65,000,000	64,985,014
— 1.688% 1/22/2020	50,000,000	49,951,583
— 1.697% 1/17/2020	60,000,000	59,955,467
— 1.697% 2/7/2020	50,000,000	49,914,181
— 1.758% 2/5/2020	50,000,000	49,915,903
— 1.758% 2/7/2020	50,000,000	49,911,097
General Electric Co.
— 1.89% 1/6/2020	20,000,000	19,994,833
— 1.891% 1/16/2020	65,000,000	64,949,625
— 1.912% 1/27/2020	100,000,000	99,864,222
— 1.983% 2/6/2020	78,000,000	77,847,900
— 2.014% 1/2/2020	35,000,000	34,998,075
— 2.053% 1/3/2020	80,000,000	79,991,022
— 2.065% 2/10/2020	60,000,000	59,864,667
— 2.065% 2/11/2020	60,000,000	59,861,283
— 2.127% 2/18/2020	75,000,000	74,791,000

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

SHORT-TERM INVESTMENTS — Continued	Shares or Principal Amount	Fair Value
Nestle Capital Corp.
— 1.555% 1/13/2020	$114,000,000	$113,941,860
— 1.575% 1/14/2020	135,000,000	134,924,438
— 1.575% 1/24/2020	100,000,000	99,900,972
— 1.596% 2/5/2020	25,000,000	24,961,840
— 1.647% 1/7/2020	120,000,000	119,967,600
— 1.666% 1/28/2020	30,000,000	29,963,100
— 1.667% 2/12/2020	100,000,000	99,808,667
Total Capital CDA Ltd. — 1.698% 2/3/2020	85,000,000	84,869,879
State Street Bank Repurchase Agreement — 0.12% 1/2/2020 (Dated 12/31/2019, repurchase price of $31,888,213, collateralized by $31,630,000 principal amount U.S. Treasury Notes — 2.875% 2021, fair value $32,526,521)(j)	31,888,000	31,888,000
TOTAL SHORT-TERM INVESTMENTS — 18.6% (Cost $2,605,987,636)		$2,605,987,636
TOTAL INVESTMENTS — 100.9% (Cost $11,122,405,605)		$14,130,082,594
SECURITIES SOLD SHORT — (10.9)%
COMMON STOCKS SOLD SHORT — (10.3)%
iShares Core S&P 500 ETF	(757,915)	$(244,988,445)
iShares Russell 1000 ETF	(1,231,794)	(219,776,685)
iShares US Financials ETF	(1,087,786)	(149,875,155)
Pennsylvania Real Estate Investment Trust	(589,420)	(3,141,609)
SPDR S&P Regional Banking ETF	(8,521,868)	(496,398,811)
Vanguard Financials ETF	(2,001,647)	(152,685,633)
Vanguard Utilities ETF	(478,323)	(68,347,573)
Volkswagen AG (Preference Shares) (Germany)	(408,519)	(80,759,468)
WW Grainger, Inc.	(70,685)	(23,928,286)
TOTAL COMMON STOCKS SOLD SHORT (Proceeds $1,373,606,511)		$(1,439,901,665)
CORPORATE BONDS & NOTES SOLD SHORT — (0.6)%
Dell International LLC / EMC Corp. — 7.125% 6/15/2024(h)	$(17,417,000)	$(18,374,935)
Gray Television, Inc. — 5.125% 10/15/2024(h)	(21,837,000)	(22,567,448)
Gray Television, Inc. — 5.875% 7/15/2026(h)	(14,242,000)	(15,167,730)
Western Digital Corp. — 4.75% 2/15/2026	(33,325,000)	(34,739,536)
TOTAL CORPORATE BONDS & NOTES (Proceeds $88,216,379)		$(90,849,649)

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

SECURITIES SOLD SHORT — Continued	Shares	Fair Value
TOTAL SECURITIES SOLD SHORT (Proceeds $1,461,822,890)		$(1,530,751,314)
Other assets and liabilities, net — 10.0%		1,409,756,984
NET ASSETS — 100.0%		$14,009,088,264

(a)  Non-income producing security.

(b)  As of December 31, 2019, investments with a value of $3,315,602,400 were fully or partially segregated with the broker(s)/custodian as collateral for open short contracts.

(c)  Affiliated Security.

(d)  Restricted securities. These restricted securities constituted 4.60% of total net assets at December 31, 2019, most of which are considered liquid by the Adviser. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under policies adopted by authority of the Fund's Board of Trustees.

(e)  These securities have been valued in good faith under policies adopted by authority of the Board of Trustees in accordance with the Fund's fair value procedures. These securities constituted 2.57% of total net assets at December 31, 2019.

(f)  Investments categorized as a significant unobservable input (Level 3) (See Note 8 of the Notes to Financial Statements).

(g)  Variable/Floating Rate Security — The rate shown is based on the latest available information as of December 31, 2019. For Corporate Bank Debt, the rate shown may represent a weighted average interest rate. Certain variable rate securities are not based on a published rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(h)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(i)  Zero coupon bond. Coupon amount represents effective yield to maturity.

(j)  All or a portion of this security pledged as collateral (See Note 9 of the Notes to Financial Statements).

(k)  All or a portion of this holding is subject to unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded. See Note 10.

(l)  Controlled company.

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Purchased Options

Description	Pay/ Receive Floating Rate	Floating Rate Index	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Premium	Fair Value
Call — CMS Cap Swap(d)(f)	Receive	Maximum of [0, 10-Year — 2-Year — USD-ISDA Swap Rate — 0.122]	0.12%	6/24/2021	Barclays Bank PLC	$763,000,000	$1,999,060	$2,060,100
Call — CMS Cap Swap(d)(f)	Receive	Maximum of [0, 30-Year — 2-Year — USD-ISDA Swap Rate — 0.162]	0.16%	6/24/2021	Barclays Bank PLC	690,000,000	2,001,000	2,726,190
Call — CMS Cap Swap(d)(f)	Receive	Maximum of [0, 10-Year — 2-Year — USD-ISDA Swap Rate — 0.100]	0.10%	7/8/2021	Barclays Bank PLC	749,000,000	1,999,830	2,145,136
Call — CMS Cap Swap(d)(f)	Receive	Maximum of [0, 30-Year — 2-Year — USD-ISDA Swap Rate — 0.141]	0.14%	7/8/2021	Barclays Bank PLC	658,000,000	2,000,320	2,709,644
Call — CMS Cap Swap(d)(f)	Receive	Maximum of [0, 10-Year — 2-Year — USD-ISDA Swap Rate — 0.198]	0.20%	6/30/2023	Barclays Bank PLC	678,000,000	2,000,100	1,863,822
Call — CMS Cap Swap(d)(f)	Receive	Maximum of [0, 30-Year — 2-Year — USD-ISDA Swap Rate — 0.273]	0.27%	6/30/2023	Barclays Bank PLC	608,000,000	2,000,320	2,152,320

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Description	Pay/ Receive Floating Rate	Floating Rate Index	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Premium	Fair Value
Call — CMS Cap Swap(d)(f)	Receive	Maximum of [0, 10-Year — 2-Year — USD-ISDA Swap Rate — 0.187]	0.19%	7/10/2023	Barclays Bank PLC	$658,000,000	$2,000,320	$1,848,980
Call — CMS Cap Swap(d)(f)	Receive	Maximum of [0, 30-Year — 2-Year — USD-ISDA Swap Rate — 0.269]	0.27%	7/10/2023	Barclays Bank PLC	597,000,000	1,999,950	2,127,111
Call — 30-Year Interest Rate Agreement (d)(f)	Receive	3-Month USD-LIBOR	0.01%	5/22/2020	Barclays Bank PLC	100,000,000	21,930,000	19,123,700
Call — 30-Year Interest Rate Agreement (d)(f)	Receive	3-Month USD-LIBOR	0.01%	7/13/2020	Barclays Bank PLC	90,081,096	18,962,071	16,767,425
Call — CMS Cap Swap(d)(f)	Receive	Maximum of [0, 10-Year — 2-Year — USD-ISDA Swap Rate — 0.143]	0.14%	9/28/2021	Goldman Sachs Inter- national	3,345,901,000	8,750,000	9,137,656
Call — CMS Cap Swap(d)(f)	Receive	Maximum of [0, 30-Year — 2-Year — USD-ISDA Swap Rate — 0.182]	0.18%	9/28/2021	Goldman Sachs Inter- national	2,805,494,000	8,811,000	10,641,239

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Description	Pay/ Receive Floating Rate	Floating Rate Index	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Premium	Fair Value
Call — 30-Year Interest Rate Swap(d)(f)	Receive	Maximum of [0, 10-Year — 2-Year — USD-ISDA Swap Rate — 0.145]	0.15%	10/4/2021	Morgan Stanley	$3,125,230,200	$8,281,777	$8,544,379
Call — 30-Year Interest Rate Swap(d)(f)	Receive	Maximum of [0, 30-Year — 2-Year — USD-ISDA Swap Rate — 0.190]	0.19%	10/4/2021	Morgan Stanley	2,605,964,690	8,209,344	11,528,788
Call — CMS Cap Swap(d)(f)	Receive	3-Month USD-LIBOR	2.89%	1/11/2029	Morgan Stanley	72,866,628	3,563,250	1,254,399
Call — 30-Year Interest Rate Agreement (d)(f)	Receive	3-Month USD-LIBOR	0.01%	7/15/2027	Morgan Stanley	89,879,161	18,542,071	14,985,462
							$113,050,413	$109,616,351

Currency Options

Description	Exercise Price	Expiration Date	Counterparty	Notional Amount	Premium	Fair Value
Put — JPY FX(f)	$95.00	3/24/2022	Barclays Bank PLC	$194,350,000	$14,624,838	$19,335,104

Written Options

Description	Pay/ Receive Floating Rate	Floating Rate Index	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Premium	Fair Value
Put — CMS Floor Swap (d)(f)	Pay	3-Month USD-LIBOR	2.55%	1/11/2029	Morgan Stanley	$(72,866,628)	$(3,563,250)	$(6,423,266)

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Equity Options

Description Exercise	Expiration Price	Date	Number of Counterparty	Notional Contracts	Amount	Premium	Fair Value
Put — VMware Inc. (d)(f)	$105	01/21/2022	JP Morgan	12,527	$1,252,700	$16,731,876	$9,583,155
Written Call — VMware Inc. (d)(f)	200	01/21/2022	JP Morgan	(12,527)	(1,252,700)	(15,820,396)	(13,904,970)
						$911,480	$(4,321,815)

Swap Agreements outstanding as of December 31, 2019 were as follows:

Credit Default Swaps on Credit Indices — Buy Protection (1)

Description	Payment Frequency	Fixed Deal Pay Rate	Expiration Date	Counterparty	Notional Amount (2)	Value (3)	Upfront Payments Paid (Received)	Unrealized Appreciation (Depreciation)
Dell Inc. 7.1% Bonds due 4/15/2028(d)(f)	Q	1.00%	6/20/2024	Barclays Bank PLC	$7,682,605	$91,106	$260,627	$(169,521)
Dell Inc. 7.1% Bonds due 4/15/2028(d)(f)	Q	1.00%	6/20/2024	Goldman Sachs International	29,846,904	240,522	1,011,340	(770,818)
Dell Inc. 7.1% Bonds due 4/15/2028(d)(f)	Q	1.00%	12/20/2024	Goldman Sachs International	4,801,628	84,555	151,834	(67,279)
Dell Inc. 7.1% Bonds due 4/15/2028(d)(f)	Q	1.00%	6/20/2024	Morgan Stanley	17,362,671	275,872	546,978	(271,106)
						$692,055	$1,970,779	$(1,278,724)

(1)  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

(2)  The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)  The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the expected amount paid or received for the credit derivative had the notional amount of the swap agreement been closed/sold as of year-end. Increasing values (buy protection) or decreasing values (sell protection), when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

See accompanying Notes to Financial Statements.

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS — RESTRICTED SECURITIES

December 31, 2019

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
Altaba Escrow	09/26/2014, 09/29/2014, 09/30/2014, 10/03/2014, 10/06/2014, 10/07/2014, 08/28/2015, 11/01/2016, 11/02/2016, 11/03/2016	$—	$96,027,274	0.68%
Call-Strike $0.0000.10; expires 05/22/2020; $100,000,000(Barclays Capital Counterparty) Barclays Bank PLC 05/22/2020	05/22/2017	21,930,000	19,123,700	0.14%
Call-Strike $0.0000.10; expires 07/13/2020; $90,081,096.000 Barclays Bank PLC 07/13/2020	07/13/2017	18,962,071	16,767,425	0.12%
Call-Strike $0.0000.10; expires 07/15/2027; $89,879,161.000 Morgan Stanley & Co. International PLC 07/15/2027	07/13/2017	18,542,071	14,985,463	0.11%
CMS CAP SWAPTION 2.892 JAN29 2.892 CALL Morgan Stanley 2.892% 01/11/2029	01/09/2019	3,563,250	1,254,399	0.01%
CMS CAP SWAPTION 0.100 JUL21 0.100 CALL Barclays Bank PLC 0.100% 07/08/2021	07/06/2018	1,999,830	2,145,136	0.02%
CMS CAP SWAPTION 0.122 JUN21 0.122 CALL Barclays Bank PLC 0.122% 06/24/2021	06/22/2018	1,999,060	2,060,100	0.01%
CMS CAP SWAPTION 0.141 JUL21 0.141 CALL Barclays Bank PLC .141% 07/08/2021	07/06/2018	2,000,320	2,709,644	0.02%
CMS CAP SWAPTION 0.162 JUN21 0.162 CALL Barclays Bank PLC 0.162% 06/24/2021	06/28/2018	2,000,100	1,863,822	0.01%
CMS CAP SWAPTION 0.187 JUL23 0.187 CALL Barclays Bank PLC 0.187% 07/10/2023	07/06/2018	2,000,320	1,848,980	0.01%
CMS CAP SWAPTION 0.198 JUN23 0.198 CALL Barclays Bank PLC 0.198% 06/30/2023	06/22/2018	2,001,000	2,726,190	0.02%

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS — RESTRICTED SECURITIES (Continued)

December 31, 2019

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
CMS CAP SWAPTION 0.269 JUL23 0.269 CALL Barclays Bank PLC 0.269% 07/10/2023	07/06/2018	$1,999,950	$2,127,111	0.02%
CMS CAP SWAPTION 0.273 JUN23 0.273 CALL Barclays Bank PLC 0.273% 06/30/2023	06/28/2018	2,000,320	2,152,320	0.02%
CMS ENERGY CORP 0.143 OCT20 0.143 CALL Goldman Sachs International 0.143% 09/28/2021	09/28/2018	8,750,000	9,137,656	0.07%
CMS ENERGY CORP 0.145 MAR21 0.145 CALL Morgan Stanley 0.145% 10/04/2021	10/03/2018	8,281,777	8,544,379	0.06%
CMS ENERGY CORP 0.182 NOV20 0.182 CALL Goldman Sachs International 0.182% 09/28/2021	09/28/2018	8,811,000	10,641,239	0.08%
CMS ENERGY CORP 0.190 MAR21 0.190 CALL Morgan Stanley 0.190% 10/04/2021	10/03/2018	8,209,344	11,528,788	0.08%
CMS FLOOR SWAPTION 2.552 JAN29 2.552 PUT Morgan Stanley 2.552% 01/11/2029	01/09/2019	(3,563,250)	(6,423,266)	(0.05)%
Dell International LLC Term Loan B, 1M USD LIBOR + 2.000% — 3.800% 9/19/2025	09/23/2019, 09/27/2019, 10/03/2019, 10/04/2019	17,505,306	17,525,856	0.13%
FPS LLC	10/17/2018, 12/10/2018, 12/17/2018, 01/28/2019, 02/28/2019, 03/22/2019, 03/26/2019, 04/08/2019, 04/24/2019, 05/03/2019, 05/15/2019, 06/28/2019, 07/27/2019, 10/18/2019	83,713,810	89,291,870	0.64%
GACP II LP	01/12/2018, 02/27/2018, 04/13/2018, 05/17/2018, 06/21/2018, 06/28/2018, 11/27/2018, 02/01/2019, 07/22/2019, 09/30/2019	42,866,024	50,808,800	0.36%

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS — RESTRICTED SECURITIES (Continued)

December 31, 2019

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
Gray Television, Inc. Term Loan, 1M USD LIBOR + 2.250% — 3.947% 2/7/2024	06/13/2019, 06/14/2019, 06/18/2019, 06/21/2019, 07/19/2019	$21,837,915	$21,864,296	0.16%
Gray Television, Inc. Term Loan C, 1M USD LIBOR + 2.500% — 4.197% 1/2/2026	06/18/2019, 06/20/2019, 08/23/2019	12,182,500	12,232,322	0.09%
Hall of Fame TL, Fixed 11.000% — 12.00% 10/31/2020	03/20/201	9,568,600	9,568,600	0.07%
Kamsarmax Shipping — 11.00% 3/31/2020	09/08/2015, 6/07/2017, 09/08/2017	6,847,315	6,847,315	0.05%
MEC Filo TL 1, 1M USD LIBOR + 9.500% — 11.500% 2/12/2021	06/29/2018	24,339,056	24,383,430	0.17%
McDermott International, Inc., 1M USD LIBOR + 4.250% — 6.013% 5/10/2023	11/12/2019	(2,606,921)	(2,824,978)	(0.02)%
McDermott Technology Americas, Inc., 3M USD LIBOR + 5.000% — 7.104% 5/9/2025	09/19/2019, 09/23/2019, 09/25/2019, 09/26/2019, 10/24/2019, 10/29/2019, 10/31/2019, 11/01/2019, 11/04/2019, 11/05/2019, 11/13/2019, 11/14/2019, 11/15/2019, 11/22/2019, 11/26/2019	87,689,594	84,592,192	0.60%
McDermott Technology Americas, Inc., 1M USD LIBOR + 10.000% — 11.823% 10/21/2021	10/31/2019, 11/07/2019, 11/12/2019, 12/05/2019	23,125,682	24,473,313	0.17%

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS — RESTRICTED SECURITIES (Continued)

December 31, 2019

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
McDermott Technology Americas, Inc., 1M USD LIBOR + 4.250% — 6.350% 5/4/2023	09/27/2019, 09/30/3019, 10/04/2019, 11/12/2019	$302,649	$(3,616,816)	(0.03)%
Sound Holding FP	10/07/2013	68,546,025	41,511,807	0.30%
U.S. Farming Realty Trust, L.P.	12/24/2012, 04/29/2013, 06/17/2013, 10/28/2013, 01/14/2014, 04/22/2014, 06/25/2014, 09/09/2014, 10/08/2014, 12/18/2014, 06/18/2015, 06/18/2015, 07/29/2015, 07/29/2015	27,178,253	32,266,611	0.23%
U.S. Farming Realty Trust II, L.P.	11/26/2010, 01/31/2011, 03/09/2011, 04/15/2011, 05/10/2011, 06/27/2011, 08/15/2011, 10/17/2011, 10/28/2011, 11/28/2011, 01/03/2012, 01/26/2012, 04/05/2012, 07/13/2012, 12/07/2012, 08/01/2013	9,921,783	9,810,483	0.07%
Western Digital Corp. Term Loan B 4, 1M USD LIBOR + 1.750% — 3.452% 4/29/2023	06/18/2019, 06/20/2019, 06/28/2019, 07/09/2019, 07/10/2019, 07/11/2019, 07/15/2019, 08/20/2019, 08/21/2019, 08/28/2019	29,373,090	29,899,503	0.21%
CDS USD R V 03MEVENT	09/12/2019, 10/10/2019	260,627	91,106	0.00%
CDS USD R V 03MEVENT	09/09/2019, 09/10/2019, 09/17/2019, 10/01/2019, 10/10/2019, 10/11/2019, 10/15/2019	1,011,340	240,522	0.00%
CDS USD R V 03MEVENT	11/01/2019	151,834	84,555	0.00%
CDS USD R V 03MEVENT	09/05/2019, 10/15/2019, 10/17/2019	546,978	275,872	0.00%

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS — RESTRICTED SECURITIES (Continued)

December 31, 2019

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
VMWare Inc. JAN22 200 CALL	09/05/2019, 09/06/2019, 09/09/2019	$(15,820,396)	$(13,904,970)	(0.10)%
VMWare Inc. JAN22 105 PUT	09/05/2019, 09/06/2019, 09/09/2019	16,731,876	9,583,155	0.07%
TOTAL RESTRICTED SECURITIES		$574,760,103	$644,225,204	4.60%

See accompanying Notes to Financial Statements.

FPA CRESCENT FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investment securities — at fair value (identified cost $7,612,077,203)	$10,571,842,934
Investments in affiliates — at fair value (identified cost $904,340,766)	952,252,024
Short-term investments — at amortized cost (maturities 60 days or less)	2,605,987,636
Swaps, at fair value (net upfront payments paid $1,970,779)	692,055
Purchased options, at value (premiums paid $144,407,127)	138,534,610
Foreign currencies, at value (identified cost $1,514)	1,512
Deposits for securities sold short	1,476,140,586
Receivable for:
Capital Stock sold	33,350,328
Dividends and interest	21,612,535
Investment securities sold	15,091,640
Total assets	15,815,505,860
LIABILITIES
Securities sold short — at fair value (proceeds $1,461,822,890)	1,530,751,314
Written options, at value (premiums received $19,383,646)	20,328,236
Payable for:
Investment securities purchased	182,958,263
Due to broker — OTC derivatives collateral	42,885,146
Advisory fees	11,864,418
Capital Stock repurchased	9,780,736
Due to custodian	6,747,803
Accrued expenses and other liabilities	1,101,680
Total liabilities	1,806,417,596
NET ASSETS	$14,009,088,264
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — no par value; unlimited authorized shares; 414,152,278 outstanding shares	$10,906,933,492
Distributable earnings	3,102,154,772
NET ASSETS	$14,009,088,264
NET ASSET VALUE
Offering and redemption price per share	$33.83

See accompanying Notes to Financial Statements.

FPA CRESCENT FUND

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $3,254,494)	$292,641,669
Interest	115,146,823
Income from affiliates	40,053,518
Total investment income	447,842,010
EXPENSES
Advisory fees	143,295,709
Short sale dividend expense	23,523,696
Transfer agent fees and expenses	5,223,594
Administrative services fees	751,410
Other professional fees	680,344
Custodian fees	670,838
Reports to shareholders	609,156
Legal fees	503,276
Trustee fees and expenses	411,332
Filing fees	128,869
Audit and tax services fees	46,600
Other	165,147
Total expenses	176,009,971
Net investment income	271,832,039
NET REALIZED AND UNREALIZED APPRECIATION (DEPRECIATION)
Net realized gain (loss) on:
Investments	383,369,470
Investments in affiliates	26,542,564
Swap contracts	(283,914)
Investments in forward foreign currency contracts	4,673,479
Investments in foreign currency transactions	(311,636)
Net change in unrealized appreciation (depreciation) of:
Investments	1,987,334,249
Investments in affiliates	84,213,804
Investment securities sold short	(126,732,189)
Written options	(944,590)
Purchased options	(30,880,414)
Swap contracts	(1,278,724)
Investments in forward foreign currency contracts	85,055
Translation of foreign currency denominated amounts	208,217
Net realized and unrealized gain	2,325,995,371
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,597,827,410

See accompanying Notes to Financial Statements.

FPA CRESCENT FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$271,832,039	$117,113,141
Net realized gain	413,989,963	1,202,576,833
Net change in unrealized appreciation (depreciation)	1,912,005,408	(2,506,480,278)
Net increase (decrease) in net assets resulting from operations	2,597,827,410	(1,186,790,304)
Distributions to shareholders	(654,441,642)	(1,204,136,931)
Capital Stock transactions:
Proceeds from Capital Stock sold	1,538,225,165	2,055,355,447
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	565,800,499	1,035,861,508
Cost of Capital Stock repurchased*	(3,745,562,801)	(4,477,796,979)
Net decrease from Capital Stock transactions	(1,641,537,137)	(1,386,580,024)
Total change in net assets	301,848,631	(3,777,507,259)
NET ASSETS
Beginning of Year	13,707,239,633	17,484,746,892
End of Year	$14,009,088,264	$13,707,239,633
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold	47,013,051	60,104,320
Shares issued to shareholders upon reinvestment of dividends and distributions	16,952,654	34,375,789
Shares of Capital Stock repurchased	(113,959,735)	(134,319,425)
Change in Capital Stock outstanding	(49,994,030)	(39,839,316)

*  Net of redemption fees of $481,210 and $338,489 for the year ended December 31, 2019 and year ended December 31, 2018, respectively.

See accompanying Notes to Financial Statements.

FPA CRESCENT FUND

FINANCIAL HIGHLIGHTS

	Year Ended December 31
	2019	2018	2017	2016	2015
Per share operating performance:
Net asset value at beginning of year	$29.53	$34.69	$32.61	$31.06	$33.74
Income from investment operations:
Net investment income*	0.62	0.24	0.23	0.24	0.18
Net realized and unrealized gain (loss) on investment securities	5.25	(2.78)	3.14	2.93	(0.89)
Total from investment operations	5.87	(2.54)	3.37	3.17	(0.71)
Less distributions:
Dividends from net investment income	(0.80)	(0.21)	(0.34)	(0.29)	(0.31)
Distributions from net realized capital gains	(0.77)	(2.41)	(0.95)	(1.34)	(1.66)
Total distributions	(1.57)	(2.62)	(1.29)	(1.63)	(1.97)
Redemption fees	— **	— **	— **	0.01	— **
Net asset value at end of year	$33.83	$29.53	$34.69	$32.61	$31.06
Total investment return	20.02%	(7.43)%	10.39%	10.25%	(2.06)%
Ratios/supplemental data:
Net assets, end of year (in $000's)	$14,009,088	$13,707,240	$17,484,747	$16,555,035	$18,119,838
Ratio of expenses to average net assets:
Expenses	1.23%‡	1.18%‡	1.10%‡	1.09%‡	1.11%‡
Net investment income	1.90%	0.70%	0.66%	0.77%	0.53%
Portfolio turnover rate	23%	64%	18%	35%	48%

*  Per share amount is based on average shares outstanding.

**  Rounds to less than $0.01 per share.

‡  For the periods ended December 31, 2019, December 31, 2018, December 31, 2017, December 31, 2016 and December 31, 2015, the expense ratio includes short sale dividend expense equal to 0.16%, 0.11%, 0.03%, 0.02%, 0.02% of average net assets, respectively.

See accompanying Notes to Financial Statements.

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS

December 31, 2019

NOTE 1 — Significant Accounting Policies

FPA Crescent Fund (the "Fund"), a series of the FPA Funds Trust, is registered under the Investment Company Act of 1940 as an open-end, diversified, management investment company. The Fund's investment objective is to seek to generate equity-like returns over the long-term, take less risk than the market and avoid permanent impairment of capital. The Fund qualifies as an investment company pursuant to Financial Accounting Standard Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services — Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America, ("U.S. GAAP"). The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Disclosure of Fair Value Measurements.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency fair value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the Statement of Operations. A detailed listing of outstanding currency transactions is included in the Portfolio of Investments, in Investment Securities in the Statement of Assets and Liabilities and in Disclosure of Fair Value Measurements.

C.  Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

D.  Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2018-13, Fair Value Measurement (Topic 820) — Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. The amendments eliminate certain disclosure requirements for fair value measurements for all entities, requires public entities to disclose certain new information and modifies some disclosure requirements. The new guidance is effective for all entities for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. An entity is permitted to early adopt either the entire standard or only the provisions that eliminate or modify requirements. The Adviser is currently evaluating the impact of this new guidance on the Fund's financial statements.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

FPA CRESCENT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

Common Stocks and Other Securities (Long): The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including; those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations.

Common Stocks and Other Securities (Short): The prices of common stocks and other securities sold short rise between the date of the short sale and the date on which the Fund replaces the borrowed security. In addition, the Fund repays the person that lent it the security for any interest or dividends that may have accrued.

Interest Rate and Credit Risk: The values of, and the income generated by, most debt securities held by the Fund may be affected by changing interest rates and by changes in the effective maturities and credit rating of these securities. For example, the value of debt securities in the Fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities. The values of any of the Fund's investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are generally subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions.

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its fair value equals or exceeds the current fair value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a fair value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund's Portfolio of Investments.

NOTE 3 — Purchases and Sales of Investment Securities

Cost of purchases of investment securities (excluding short-term investments) aggregated $2,704,200,553 for the year ended December 31, 2019. The proceeds and cost of securities sold resulting in net realized gains of $413,989,963 aggregated $3,966,779,746 and $3,552,789,783, respectively, for the year ended December 31, 2019. Realized gains or losses are based on the specific identification method.

FPA CRESCENT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 4 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code (the "Code") and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax reporting basis, which may differ from financial reporting.

For federal income tax purposes, the Fund had the following components of distributable earnings at December 31, 2019:

Unrealized appreciation	$2,837,448,278
Undistributed capital gains	264,706,494

The tax status of distributions paid during the fiscal years ended December 31, 2019 and 2018 were as follows:

	2019	2018
Dividends from ordinary income	$328,363,999	$74,618,157
Distributions from long-term capital gains	326,077,643	1,129,518,774

The cost of investment securities held at December 31, 2019, was $11,328,650,802 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investments at December 31, 2019, for federal income tax purposes was $3,315,346,681 and $477,888,731, respectively resulting in net unrealized appreciation of $2,837,457,950. As of and during the year ended December 31, 2019, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The statute of limitations remains open for the last 3 years, once a return is filed. No examinations are in progress at this time.

During the year ended December 31, 2019, the Fund reclassified $1,824 from Paid in Capital to Distributable Earnings to align financial reporting to tax reporting. These permanent differences rose principally from differing book and tax treatment of prior period adjustments.

As of December 31, 2019, the Fund had no short-term or long-term capital loss carryforwards.

NOTE 5 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement (the "Agreement"), advisory fees were paid by the Fund to First Pacific Advisors, LP (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 1.00% of the Fund's average daily net assets.

For the year ended December 31, 2019, the Fund paid aggregate fees and expenses of $411,332 to all Trustees who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser.

NOTE 6 — Securities Sold Short

The Fund considers cash deposits held in connection with securities sold short to be restricted cash. The restriction will lapse when the related short positions are terminated. The Fund maintains cash deposits and

FPA CRESCENT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

segregates marketable securities in amounts equal to the current fair value of the securities sold short or the fair value of the securities at the time they were sold short, whichever is greater. The Fund considers cash deposits held in connection with securities sold short to be restricted cash. The restriction will lapse when the related short positions are terminated. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. The dividends on securities sold short are reflected as short sale dividend expense.

NOTE 7 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase. For the year ended December 31, 2019, the Fund collected $481,210 in redemption fees. The impact of these fees is less than $0.01 per share.

NOTE 8 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter ("OTC") market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the NYSE. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. However, most fixed income securities are generally valued at prices obtained from pricing vendors and brokers. Vendors value such securities based on one or more of the following inputs: transactions, bids, offers quotations from dealers and trading systems, spreads and other relationships observed in the markets among comparable securities, benchmarks, underlying equity of the issuer, and proprietary pricing models such as cash flows, financial or collateral performance and other reference data (includes prepayments, defaults, collateral, credit enhancements, and interest rate volatility). Currency forwards are valued at the closing currency exchange rate which is not materially different from the forward rate. Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by the authority of the Fund's Board of Trustees. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Investments in limited partnerships are valued, as a practical expedient, utilizing the net asset valuations provided by the underlying limited partnerships in a manner consistent with U.S. GAAP for investment companies. The Fund applies the practical expedient to its investments in limited partnerships on an investment-by-investment basis, and consistently with the Fund's entire position in a particular investment, unless it is probable that the Fund will sell a portion of an investment at an amount different from the net asset valuation. Investments in limited partnerships are included in Level 3 of the fair value hierarchy based on the limited rights of withdrawal by the

FPA CRESCENT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

Fund as specified in the respective agreements. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of December 31, 2019: (see Portfolio of Investments for industry categories):

Investments	Level 1	Level 2	Level 3	Total
Common Stocks
Internet Media	$1,535,195,517	—	—	$1,535,195,517
Aircraft & Parts	946,981,274	—	—	946,981,274
Diversified Banks	713,495,732	—	—	713,495,732
Semiconductor Devices	698,100,665	—	—	698,100,665
Banks	690,837,260	—	—	690,837,260
Cable & Satellite	594,894,585	—	—	594,894,585
P&C Insurance	486,938,863	—	—	486,938,863
Cement & Aggregates	484,706,677	—	—	484,706,677
Institutional Brokerage	349,071,257	—	—	349,071,257
Investment Companies	286,952,869	—	—	286,952,869
Electrical Components	274,721,526	—	—	274,721,526
Infrastructure Software	262,287,271	—	—	262,287,271
E-Commerce Discretionary	257,151,017	—	—	257,151,017
Midstream — Oil & Gas	209,484,009	—	—	209,484,009
Specialty Chemicals	159,379,454	—	—	159,379,454
Wealth Management	157,072,507	—	—	157,072,507
Consumer Finance	153,359,248	—	—	153,359,248
Base Metals	149,087,723	—	—	149,087,723
Insurance Brokers	140,751,967	—	—	140,751,967
Computer Hardware & Storage	139,883,580	—	—	139,883,580
Containers & Packaging	107,462,577	—	—	107,462,577
Medical Equipment	96,685,943	—	—	96,685,943

FPA CRESCENT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

Investments	Level 1	Level 2	Level 3	Total
Application Software	$84,619,254	—	—	$84,619,254
Food & Drug Stores	62,613,659	—	—	62,613,659
Home Improvement	55,421,968	—	—	55,421,968
Marine Shipping	—	—	$41,511,807	41,511,807
Integrated Utilities	38,971,341	—	—	38,971,341
Chemicals	28,512,998	—	—	28,512,998
Household Products	64	—	—	64
Closed End Fund			96,027,274	96,027,274
Limited Partnerships	—	—	182,177,764	182,177,764
Preferred Stocks
Automobiles	115,045,614	—	—	115,045,614
Industrials	—	$27,294,874	—	27,294,874
Residential Mortgage-Backed Securities
Non-Agency Collateralized Mortgage Obligation	—	—	19,185	19,185
Asset-Backed Security
Marine Shipping	—	—	6,847,315	6,847,315
Corporate Bonds & Notes	—	91,108,506	—	91,108,506
Corporate Bank Debt	—	184,145,688	33,952,030	218,097,718
Municipals	—	336,573,472	—	336,573,472
U.S. Treasuries	—	1,244,750,624	—	1,244,750,624
Short-Term Investments	—	2,605,987,636	—	2,605,987,636
	$9,279,686,419	$4,489,860,800	$360,535,375	$14,130,082,594
Purchased Options (interest rate risk)	—	—	$109,616,351	$109,616,351
Currency Options (currency risk)	—	—	19,335,104	19,335,104
Written Options (interest rate risk)	—	—	(6,423,266)	(6,423,266)
Equity Options (equity risk)	—	—	(4,321,815)	(4,321,815)
Credit Default Swaps (credit risk)	—	—	692,055	692,055
	—	—	$118,898,429	$118,898,429
Common Stock Sold Short	$(1,439,901,665)	—	—	$(1,439,901,665)
Corporate Bonds & Notes Sold Short	—	$(90,849,649)	—	(90,849,649)
	$(1,439,901,665)	$(90,849,649)	—	$(1,530,751,314)

FPA CRESCENT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

The following table summarizes the Fund's Level 3 investment securities and related transactions during the year ended December 31, 2019:

Investments	Beginning Value at December 31, 2018	Net Realized and Unrealized Gains (Losses)*	Purchases	(Sales)	Gross Transfers In/(Out)	Ending Value at December 31, 2019	Net Change in Unrealized Appreciation (Depreciation) related to Investments held at December 31, 2019
Common Stocks	$68,837,321	$100,108,073	—	$(31,406,313)	—	$137,539,081	$100,034,335
Limited Partnerships	121,067,254	7,869,012	$98,243,086	(45,001,588)	—	182,177,764	7,869,012
Residential Mortgage-Backed Securities Non-Agency Collateralized Mortgage Obligation	2,090,381	719,356	—	(2,790,552)	—	19,185	(16,374)
Asset-Backed Securities Marine Shipping	43,029,657	1	—	(36,182,343)	—	6,847,315	1
Corporate Bank Debt	28,770,700	50,000	6,296,630	(1,165,300)	—	33,952,030	44,374
Purchased Options (interest rate risk)	132,199,787	(26,146,686)	3,563,250	—	—	109,616,351	(26,146,686)
Currency Options (currency risk)	16,920,111	2,414,993	—	—	—	19,335,104	2,414,993
Written Options (interest rate risk)	—	(2,860,016)	—	(3,563,250)	—	(6,423,266)	(2,860,016)
Equity Options (equity risk)	—	(5,233,295)	16,731,876	(15,820,396)	—	(4,321,815)	(5,233,295)
Credit Default Swaps (credit risk)	—	(1,388,018)	61,773,881	(59,693,808)	—	692,055	(1,258,825)
	$412,915,211	$75,533,420	$186,608,723	$(195,623,550)	—	$479,433,804	$74,847,519

*  Net realized and unrealized gains (losses) are included in the related amounts in the statement of operations.

Level 3 Valuation Process: Investments classified within Level 3 of the fair value hierarchy are valued by the Adviser in good faith under procedures adopted by authority of the Fund's Board of Trustees. The Adviser employs various methods to determine fair valuations including regular review of key inputs and assumptions, and review of related market activity, if any. However, there are generally no observable trade activities in these securities. The Adviser reports to the Board of Trustees at their regularly scheduled quarterly meetings, or more often if warranted. The report includes a summary of the results of the process, the key inputs and assumptions noted, and any changes to the inputs and assumptions used. When appropriate, the Adviser will recommend changes to the procedures and process employed. The value determined for an investment using the fair value procedures may differ significantly from the value realized upon the sale of such investment. Transfers of investments between different levels of the fair value hierarchy are recorded at fair value as of the end of the reporting period. There were transfers of $1,737,928,280 from Level 2 to Level 1 during the year ended December 31, 2019. The transfers between Level 2 and Level 1 of the fair value hierarchy during the year ended December 31, 2019, were due to changes in valuation of international equity securities from the fair value price

FPA CRESCENT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

to the exchange closing price. The following table summarizes the quantitative inputs and assumptions used for items categorized within Level 3 within the fair value hierarchy as of December 31, 2019:

Financial Assets	Fair Value at December 31, 2019	Valuation Technique(s)	Unobservable Inputs	Price/Range
Asset-Backed Securities — Marine Shipping	$6,847,315	Most Recent Capitlization (Funding) (c)	Cost	$100.00
Residential Mortgage-Backed — Non-Agency CMO	$19,185	Methods of Comparables/Consensus Pricing (b)	Quotes/Prices	$29.88-$56.00 ($42.78)
			Discount	0.00%-1.03% (1.03%)
Corporate Bank Debt	$33,952,030	Most Recent Capitlization (Funding) (c)	Cost	$100.00
Currency Options (currency risk)	$19,335,104	Third-Party Broker Quote (d)	Quotes/Prices	$0.10
Equity Options (equity risk)	$(4,321,815)	Third-Party Broker Quote (d)	Quotes/Prices	$7.65-$11.10
Purchased Options (interest rate risk)	$109,616,351	Third-Party Broker Quote (d)	Quotes/Prices	$0.00-$0.19
Written Options (interest rate risk)	$(6,423,266)	Third-Party Broker Quote (d)	Quotes/Prices	$0.09
Credit Default Swaps (credit risk)	$692,055	Third-Party Broker Quote (d)	Quotes/Prices	$0.84-$1.79
Common Stocks- Long	$41,511,807	NAV adjusted to Fair Value (a)	N/A	$36.22
	96,027,274	Restricted Security (g)	Quotes/Prices	$20.19
Limited Partnerships	$140,100,670	NAV as Practical Expedient (f)	N/A	$57.13-$95.25
	42,077,094	Discounted NAV (e)	Discount	$81.75-$92.19

(a)  The NAV provided by the administrator of the LLC is reported at depreciated cost. To adjust to fair value, the Fund obtains independent appraisals of the underlying fixed assets and adjusts the NAV based on the difference between the two values.

(b)  The Pricing Model technique for Level 3 securities involves preparing a proprietary broker price opinion (BPO) model using valuation information provided by the loan servicer based on local market resources and sales trends published by the National Association of Realtors, and a broker, and then applying an appropriate discount to that valuation. The discount reflects market conditions such as lack of liquidity of the investment, the costs associated with foreclosure and liquidation, the historical performance of the loan pool and the characteristics of the remaining loans including whether or not the loans are performing.

(c)  The significant unobservable inputs used in the fair value measurement of the Fund's Private Investment shares are based on its most recent funding. If the financial condition of the underlying assets were to deteriorate, or if the market comparables were to fall, the value of this investment could be lower.

(d)  The Third Party Broker Quote technique involves obtaining third-party broker quote for the security.

(e)  The NAV provided by the general partner has been discounted for the possible impact from various long-term exit strategies under consideration by the general partner.

(f)  No adjustments were made to the NAV provided by the administrator of the Limited Partnerships. Adjustments to the NAV would be considered if the practical expedient NAV was not as of Fund's measurement date; it was probable that the Limited Partnerships would be sold at a value materially different than the reported expedient NAV; or it was determined in accordance with the Fund's valuation procedures that the Limited Partnerships are not being reported at fair value.

(g)  The fair value of the investment is based on the most recently available last executed trade.

Options Contracts: An option contract is a commitment that gives the purchaser of the contract the right, but not the obligation, to buy or sell an underlying asset at a specific price on or before a specified future date. On the other hand, the writer of an option contract is obligated, upon the exercise of the option, to buy or sell an underlying asset at a specific price on or before a specified future date. A swaption is an option contract granting the owner the right to enter into an underlying swap. Inflation-capped options are options on U.S. inflation rates

FPA CRESCENT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

at a stated strike price. The seller of an inflation-capped option receives an upfront premium and in return the buyer receives the right to receive a payment at the expiration of the option if the cumulative annualized inflation rate over the life of the option is above (for caps) or below (for floors) the stated strike price. The purpose of inflation-capped options is to protect the buyer from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products below a certain rate on a given notional exposure. Writing put options or purchasing call options tends to increase a Fund's exposure to the underlying instrument. Writing call options or purchasing put options tends to decrease a Fund's exposure to the underlying instrument. When a Fund writes or purchases a call, put, or inflation-capped option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an investment, respectively, and subsequently adjusted to the current market value, based on the quoted daily settlement price of the option written or purchased. Certain options may be written or purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received or paid from writing or purchasing options, which expire unexercised, are treated by a Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or realized is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. A Fund, as a writer of an option, may have no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the underlying written option. In addition, an illiquid market may make it difficult for a Fund to close out an option contract. The maximum risk of loss associated with writing put options is limited to the exercised fair value of the option contract. The maximum risk of loss associated with writing call options is potentially unlimited. Listed option contracts present minimal counterparty credit risk since they are exchange traded and the exchange's clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. A Fund's maximum risk of loss from counterparty credit risk related to OTC option contracts is limited to the premiums paid.

Forward foreign currency contracts: Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Funds' transactions in forward foreign currency contracts are limited to transaction and portfolio hedging. The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered and could exceed the net unrealized value shown in the tables below. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Forward foreign currency contracts are valued daily at the foreign exchange rates as of the close of the New York Stock Exchange. Unrealized appreciation or depreciation on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the foreign exchange rates at the end of the period is included in the Statement of Assets and Liabilities under the caption "Forward Foreign Currency Contracts." Realized gains and losses and the net change in unrealized appreciation (depreciation) on forward foreign currency contracts for the year are included in the Statement of Operations under the caption "Forward Foreign Currency Contracts."

Credit Default Swaps: The Fund enters into credit default swap contracts for investment purposes and to manage its credit risk. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. The Fund may purchase or sell protection. A seller of protection generally receives an upfront payment or periodic

FPA CRESCENT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

payments throughout the term of the swap provided there is no credit event. Such periodic payments received are accrued daily and accounted for as realized gains. If a credit event occurs, as defined under the terms of the swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The buyer of protection generally pays an upfront premium or periodic payments throughout the term of the swap provided there is no credit event. Such periodic payments paid are accrued daily and accounted for as realized losses.

Entering into credit default swaps involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligations to perform or disagree as to the meaning of the contractual terms in the agreements, and that there will be unfavorable changes in net interest rates.

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign currency contracts	Purchased options, at value	$19,335,104
Equity contracts	Purchased options, at value	9,583,155	Written options, at value	$(13,904,970)
Credit contracts	Swaps, at fair value	692,055
Interest rate contracts	Purchased options, at value	109,616,351	Written options, at value	(6,423,266)
Total		$139,226,665		$(20,328,236)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Investments in Forward Foreign Currency Contracts	$4,673,479	$85,055
Foreign currency contracts	Net realized gain on purchased options/Net change in unrealized appreciation (depreciation) on purchased options	—	2,414,993
Equity contracts	Net realized gain on purchased options/Net change in unrealized appreciation (depreciation) on purchased options	—	(7,148,721)

FPA CRESCENT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain on written options/Net change in unrealized appreciation (depreciation) on written options	—	$1,915,426
Credit contracts	Swap contracts Net realized gain on	$(283,914)	(1,278,724)
Interest rate contracts	purchased options/Net change in unrealized appreciation (depreciation) on purchased options	—	(26,146,686)
Interest rate contracts	Net realized gain on written options/Net change in unrealized appreciation (depreciation) on written options	—	(2,860,016)
Total		$4,389,565	$(33,018,673)

During the year ended December 31, 2019 the Fund had average volume of forward foreign currency contracts (based on the open positions at each month end) for purchases and sales of $0 and $85,987,067, respectively.

The following table represents the average monthly notional volume of the Fund's derivative transactions during the year ended December 31, 2019:

Purchased Options
Average notional amount
Calls	$17,636,416,775
Puts	194,354,176
Written Options
Average notional amount
Calls	$(12,527)
Puts	(352,826,885)
Swaps
Average notional amount	$16,776,878

FPA CRESCENT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 9 — Collateral Requirements

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement"), the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Portfolio of Investments. Generally, the amount of collateral due from or to a party is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, repledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

FASB ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities, requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Fund discloses both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Fund discloses collateral received and posted in connection with master netting agreements or similar arrangements.  The following table presents the Fund's OTC derivative assets, liabilities and master repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of December 31, 2019:

Counterparty	Product	Gross Assets (Liabilities) in the Statement of Assets and Liabilities	Cash Collateral (Received) Pledged	Financial Instruments (Received) Pledged	Assets (Liabilities) Available for Offset	Net Amount of Assets and (Liabilities)*
State Street Bank:
	Repurchase Agreement	$31,888,000	$(31,888,000)	—	—	—
Barclays Bank PLC:
	Purchased Options	$72,859,532	$(32,024,040)**	—	—	$40,835,492
	Swap Agreements	$91,106	$(91,106)	—	—	—
Goldman Sachs International:
	Purcahsed Options	$19,778,895	$(10,770,000)	—	—	$9,008,895
	Swap Agreements	$325,077	—	—	—	$325,077
JP Morgan:
	Purchased Options	$9,583,155	—	—	$(9,583,155)	—
	Written Options	$(13,904,970)	—	—	$9,583,155	$(4,321,815)

FPA CRESCENT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

Counterparty	Product	Gross Assets (Liabilities) in the Statement of Assets and Liabilities	Cash Collateral (Received) Pledged	Financial Instruments (Received) Pledged	Assets (Liabilities) Available for Offset	Net Amount of Assets and (Liabilities)*
Morgan Stanley:
	Purchased Options	$36,313,028		$(5,140,210)	$(6,423,266)	$24,749,552
	Written Options	$(6,423,266)	—	—	$6,423,266	—
	Swap Agreements	$275,872	—	—	—	$275,872

*  Represents the net amount receivable (payable) from the counterparty in the event of default.

**  Collateral with a value of $32,526,521 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

NOTE 10 — Commitments

For the year ended December 31, 2019, the Fund was liable for the following unfunded commitments:

Security	Unfunded Commitment
GACP II L.P.	$6,901,871
McDermott International, Inc., 1M USD LIBOR + 4.250% — 6.013% 5/10/2023	$10,089,206
McDermott Technology Americas, Inc., 1M USD LIBOR + 4.250% — 6.350% 5/4/2023	$40,107,906
McDermott Technology Americas, Inc., 1M USD LIBOR + 10.000% — 11.823% 10/21/2021	$14,853,394

NOTE 11 — Affiliated Investments

A company is considered an affiliate of a fund under the Investment Company Act of 1940 if the Fund's holdings in that company represent 5% or more of the outstanding voting shares of that company. Further details on such holdings and related transactions during the year ended December 31, 2019, appear below:

Investments	Shares Held as of December 31, 2018	Beginning Value as of December 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on sales of Affiliated Investments	Change in Unrealized Appreciation/ Depreciation	Transfers In (Out)	Ending Value as of December 31, 2019	Shares as of December 31, 2019	Dividend Income from Affiliated Investments
Common Stocks — 5.93%
Banks — 2.65%
CIT Group, Inc.	7,889,850	$301,944,560	—	$(30,866,637)	$9,987,055	$51,582,924	—	$332,647,902	7,290,114	$9,618,240
Chemicals Distribution — 0.00%
Nexeo Solutions, Inc. (Founders Shares)(a)(b)(c)(d)	3,647,564	31,332,575	—	(31,406,312)	11,015,643	(10,941,906)	—	—	—	—
Nexeo Solutions, Inc.(a)(b)	17,910,012	153,847,003	—	(178,896,583)	22,370,082	2,679,498	—	—	—	—
		185,179,578	—	(210,302,895)	33,385,725	(8,262,408)	—	—		—

FPA CRESCENT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

Investments	Shares Held as of December 31, 2018	Beginning Value as of December 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on sales of Affiliated Investments	Change in Unrealized Appreciation/ Depreciation	Transfers In (Out)	Ending Value as of December 31, 2019	Shares as of December 31, 2019	Dividend Income from Affiliated Investments
Containers & Packaging — 1.08%
Owens-Illinois, Inc.(a)	9,048,330	$155,993,209	—	$(207,061,646)	$(513,520)	$51,581,957	—	—	—	$1,801,552
O-I Glass, Inc.(a)	—	—	$206,346,220	—	—	(98,883,643)	—	$107,462,577	9,007,760	—
		155,993,209	206,346,220	(207,061,646)	(513,520)	(47,301,686)	—	107,462,577		—
Investment Companies — 2.17%
Jefferies Financial Group, Inc.	—	—	—	(1,295,698)	(298,226)	65,818,655	$284,846,526	349,071,257	16,334,640	28,633,726
Marine Shipping — 0.29%
Sound Holding FP (Luxembourg)(a)(b)(c)(d)	1,146,250	37,504,746	—	—	—	4,007,061	—	41,511,807	1,146,250	—
Convertible Preferred Stock — 0.00%
Mortgage Finance — 0.00%
Ditech Holding Corp.(a)	9,950	995	—	—	(16,018,470)	16,017,475	—	—	—	—
Warrants — 0.00%
Mortgage Finance — 0.00%
Ditech Holding Corp. (warrants A)(a)(c)	430,887	86	—	—	—	(86)	—	—	—	—
Ditech Holding Corp. (warrants B)(a)(c)	341,900	34	—	—	—	(34)	—	—	—	—
		120	—	—	—	(120)	—	—		—
Limted Partnerships — 0.87%
FPS LLC(a)(b)(c)(d)	—	—	67,727,751	(10,031,201)	—	5,578,060	$26,017,260	89,291,870	937,450	—
U.S. Farming Realty Trust, L.P.(b)(c)(d)	—	—	—	(349,437)	—	(3,226,157)	35,842,205	32,266,611	—	—
		—	67,727,751	(10,380,638)	—	2,351,903	61,859,465	121,558,481		—
Total Affiliate Investments — 6.19%		$680,623,208	$274,073,971	$(459,907,514)	$26,542,564	$84,213,804	$346,705,991	$952,252,024		$40,053,518

(a)  Non-income producing security.

(b)  Restricted securities. Most of these securities are considered liquid by the Adviser. Most of these securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under policies adopted by authority of the Fund's Board of Trustees.

(c)  These securities have been valued in good faith under policies adopted by authority of the Board of Trustee in accordance with the Fund's fair value procedures.

(d)  Investments categorized as a significant unobservable input (Level 3) (See Note 8 of the Notes to Financial Statements).

FPA CRESCENT FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND
BOARD OF TRUSTEES OF FPA CRESCENT FUND

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of FPA Crescent Fund (the "Fund") (one of the funds constituting the FPA Funds Trust (the "Trust")), including the portfolio of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for each of the two years in the period then ended and the related notes (collectively referred to as the "financial statements"). The financial highlights for the years ended December 31, 2015, December 31, 2016, and December 31, 2017 were audited by another independent registered public accounting firm whose report, dated February 20, 2018, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting the FPA Funds Trust) at December 31, 2019, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the expressing of an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more FPA investment companies since 2018.

Los Angeles, CA
February 26, 2020

FPA CRESCENT FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

Approval of the Advisory Agreement. At a meeting of the Board of Directors held on August 12, 2019, the Directors approved the continuation of the advisory agreement between the Fund and the Adviser (the "Advisory Agreement") for an additional one-year period through September 30, 2020, on the recommendation of the Independent Directors, who met in executive session on August 12, 2019 prior to the Board meeting to review and discuss the proposed continuation of the Advisory Agreement. The Board had also met on July 8, 2019, with the Independent Directors meeting separately prior to the Meeting in executive session with the management of the Adviser and then separately with independent counsel to evaluate the renewal of the Advisory Agreement. Prior to their July 8 meeting, the Independent Directors, through their independent counsel, had requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Fund, including a description of, among other matters, the terms of the Advisory Agreement; the services provided by the Adviser; the experience of the relevant investment personnel; the Fund's performance in absolute terms and as compared to the performance of peers and appropriate benchmark(s); the fees and expenses of the Fund in absolute terms and as compared to peers; and the profitability of the Adviser from serving as adviser to the Fund. Following their review at the July 8 meeting, the Independent Directors requested (through their independent counsel) and received supplemental information and responses to a number of questions relating to the materials provided by the Adviser.

In addition, the Board met regularly throughout the year and received information on a variety of topics that were relevant to its annual consideration of the renewal of the Advisory Agreement including, among other matters, Fund investment performance, compliance, risk management, liquidity, valuation, trade execution and other matters relating to Fund operations. The Independent Directors also had met with management of the Adviser (including key investment personnel) at their quarterly meetings as well as with management at other times between the quarterly meetings throughout the year. The materials specifically provided in connection with the annual review of the Advisory Agreement supplement the information received throughout the year.

At their regular Board meetings and executive sessions, the Independent Directors were also assisted by independent legal counsel. In addition to the materials provided by the Adviser, the Independent Directors received a legal memorandum from independent counsel that outlined, among other matters: the duties of the Independent Directors and relevant requirements under the 1940 Act; the general principles under state law relevant to considering the approval of advisory contracts; an adviser's fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment advisers and investment company boards of trustees have fulfilled their duties; and factors to be considered by the Independent Directors when voting on advisory agreements. During executive session, independent legal counsel reviewed with the Independent Directors these duties, standards and factors summarized in the legal memorandum described above. The following paragraphs summarize the material information and factors considered by the Board and the Independent Directors, as well as the Directors' conclusions relative to such factors.

Nature, Extent and Quality of Services. The Board and the Independent Trustees considered information provided by the Adviser in response to their requests, as well as information provided throughout the year regarding: the Adviser and its staffing in connection with the Fund, including the Fund's portfolio managers and the number and quality of analysts the Adviser has hired who are under the direct supervision of the Fund's portfolio managers; the scope of services supervised and provided by the Adviser; and the absence of any significant service problems reported to the Board. The Independent Trustees especially noted the experience, length of service and the outstanding reputation of the Fund's portfolio managers: Steven Romick, who has managed the Fund since its inception in 1993, Mark Landecker, who joined the Adviser in 2009 and has served

FPA CRESCENT FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Continued)

(Unaudited)

as portfolio manager since 2013 and Brian A. Selmo, who joined the Adviser in 2008 and has served as portfolio manager since 2013. The Board and the Independent Trustees concluded that the nature, extent and quality of services provided by the Adviser have benefitted and should continue to benefit the Fund and its shareholders.

Investment Performance. The Board and the Independent Trustees reviewed the overall investment performance of the Fund. They also received information from an independent consultant, Broadridge, regarding the Fund's performance relative to a peer group of flexible (domestic and international) funds selected by Broadridge (the "Peer Group"). The Board and the Independent Trustees considered the Adviser's representation that the Fund's investment strategy is significantly different from other funds in the Peer Group in that the Fund has a much broader universe of investment possibilities, which requires a greater degree of portfolio management effort on the part of the Adviser. The Board and the Independent Trustees also considered the Adviser's representation that no other Broadridge category or peer grouping adequately represents the breadth and style of investing performed by the Fund's portfolio managers on behalf of the Fund (as a report previously prepared for the Board by an independent consultant had concluded). The Board and the Independent Trustees also considered FPA's representation that the Fund's size did not impede its ability to manage the Fund. The Board and the Independent Trustees noted the Fund's strong long-term investment performance and low volatility of returns when compared to the Peer Group and concluded that the Fund's investment performance has been strong. The Board and the Independent Trustees noted the Fund outperformed its Peer Group median for the one- year period ending March 31, 2019, but underperformed its Peer Group median for the three-, five- and 10-year periods ending March 31, 2019. The Board and the Independent Trustees further noted the Fund underperformed the Fund's benchmark, S&P 500 Index, for the one-, three-, five- and 10-year periods ending March 31, 2019. They also noted that Broadridge has continued to give the Fund a "Gold" Analyst Rating. In addition, they considered a comparison of the Fund's performance to that of hedge funds managed by the Adviser in a similar style. The Board and the Independent Trustees concluded that the Adviser's continued management of the Fund's investments should benefit the Fund and its shareholders.

Advisory Fees and Fund Expenses; Comparison with Peer Group and Institutional Fees. The Board and the Independent Trustees considered information provided by the Adviser regarding the Fund's advisory fees and total expense levels. The Board and the Independent Trustees reviewed comparative information regarding fees and expenses for the mutual fund industry generally and for the Peer Group. The Board and the Independent Trustees noted that the Fund's current management fee rate and total expense ratio each ranked towards the higher end of those of the Peer Group. They considered the Adviser's representation that the Fund's broader investment strategy makes comparisons to the advisory fees of the funds in the Peer Group less relevant, noting the Adviser's representation that most of the funds in the Peer Group are traditional balanced funds with different investment objectives and strategies, generally encompassing bond components that traditionally have lower advisory fees. The Board and the Independent Trustees considered the fees charged by the Adviser for advising institutional accounts and hedge funds and for sub-advising other mutual funds and the Adviser's discussion of the differences between the services provided by the Adviser to the Fund and those provided by the Adviser to the sub-advised funds, institutional accounts, and hedge funds. The Board and the Independent Trustees concluded that the continued payment of advisory fees and expenses by the Fund to the Adviser was fair and reasonable and should continue to benefit the Fund and its shareholders.

Adviser Profitability and Costs. The Board and the Independent Trustees considered information provided by the Adviser regarding the Adviser's costs in providing services to the Fund, the profitability of the Adviser and the benefits to the Adviser from its relationship to the Fund. They reviewed and considered the Adviser's representations regarding its assumptions and methods of allocating certain costs, such as personnel costs, which constitute the Adviser's largest operating cost, overhead and trading costs with respect to the provision of

FPA CRESCENT FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Continued)

(Unaudited)

investment advisory services. The Independent Trustees discussed with the Adviser the general process through which individuals' compensation is determined and then reviewed by the management committee of the Adviser, as well as the Adviser's methods for determining that its compensation levels are set at appropriate levels to attract and retain the personnel necessary to provide high quality professional investment advice. In evaluating the Adviser's profitability, they excluded certain distribution and marketing-related expenses. The Board and the Independent Trustees recognized that the Adviser is entitled under the law to earn a reasonable level of profits for the services that it provides to the Fund. The Board and the Independent Trustees concluded that the Adviser's level of profitability from its relationship with the Fund did not indicate that the Adviser's compensation was unreasonable or excessive.

Economies of Scale and Sharing of Economies of Scale. The Board and the Independent Trustees considered, and discussed at length with the Adviser, whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether the fee rate is reasonable in relation to the Fund's asset levels and any economies of scale that may exist. While the Independent Trustees noted that the Fund experienced significant increases in its net assets several years ago, in recent years asset levels have modestly declined. They also considered the Adviser's representation that its internal costs of providing investment management services to the Fund have also significantly increased in recent years as a result of a number of factors, including the ongoing and growing complexity of the Fund's investments, as well as the Adviser's substantial investment in additional professional resources and staffing. The Board and the Independent Trustees considered both quantitative and qualitative information regarding the Adviser's representation that it has also made significant investments in: (1) maintaining a portfolio management team of three and a team of analysts, traders and other investment personnel who assist with the management of the Fund; (2) new compliance, operations, and administrative personnel; (3) information technology, portfolio accounting and trading systems; and (4) office space, each of which enhances the quality of services provided to the Fund. The Board and Independent Trustees also considered the Adviser's representation that it would continue making such investments to maintain and increase the level and quality of services that it provides to the Fund. The Board and the Independent Trustees also considered that the Adviser had agreed to forgo the compensation for providing certain financial services that it had previously received from the Fund. The Board and the Independent Trustees also considered the Adviser's willingness to close funds to new investors when it believed that the Fund had limited capacity to grow or that it otherwise would benefit fund shareholders. The Board also noted that even though the Fund has experienced net outflows during the recent period, the Adviser has continued to make investments in the services it provides to the Fund. The Board noted that the Fund does not charge sales loads.

The Board and the Independent Trustees recognized that the advisory fee schedule for the Fund does not have breakpoints. They considered that many mutual funds have breakpoints in the advisory fee structure as a means by which to share in the benefits of potential economies of scale as a fund's assets grow. They also considered that not all funds have breakpoints in their fee structures and that breakpoints are not the exclusive means of sharing potential economies of scale. The Board and the Independent Trustees considered the Adviser's statement that it believes that breakpoints currently remain inappropriate for the Fund given the ongoing additional investments the Adviser is making in its business for the benefit of the Fund, uncertainties regarding the direction of the economy, and uncertainties regarding future growth or contraction in the Fund's assets, all of which could negatively impact the profitability of the Adviser. The Board and the Independent Trustees concluded that the Fund is benefitting from the ongoing investments made by the Adviser in its team of personnel serving the Fund and in the Adviser's service infrastructure, and that in light of these investments, the addition of breakpoints to the Fund's advisory fee structure was not warranted at current asset levels.

FPA CRESCENT FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Continued)

(Unaudited)

Ancillary Benefits. The Board and the Independent Trustees considered other actual and potential benefits to the Adviser from managing the Fund, including the acquisition and use of research services with commissions generated by the Fund, in concluding that the contractual advisory and other fees are fair and reasonable for the Funds. They noted that the Adviser does not have any affiliates that benefit from the Adviser's relationship to the Fund.

Conclusions. The Board and the Independent Trustees determined that the Fund continues to benefit from the services of the Adviser's highly experienced portfolio managers and portfolio management team, which has produced outstanding long-term returns with low relative volatility. In addition, the Board and the Independent Trustees agreed that the Fund continues to receive high quality services from the Adviser. The Board and the Independent Trustees concluded that the current advisory fee rate is reasonable and fair to the Fund and its shareholders in light of the nature and quality of the services provided by the Adviser and the Adviser's profitability and costs. In reaching their conclusions, the Independent Trustees also noted their intention to continue monitoring the factors relevant to the Adviser's compensation, such as changes in the Fund's asset levels, changes in portfolio management personnel and the cost and quality of the services provided by the Adviser to the Fund. On the basis of the foregoing, and without assigning particular weight to any single factor, none of which was dispositive, the Board and the Independent Trustees concluded that it would be in the best interests of the Fund to continue to be advised and managed by the Adviser and determined to approve the continuation of the current Advisory Agreement for another one-year period through September 30, 2020.

FPA CRESCENT FUND
SHAREHOLDER EXPENSE EXAMPLE

December 31, 2019 (Unaudited)

Fund Expenses

Mutual fund shareholders generally incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Even though the Fund does not charge transaction fees, if you purchase shares through a broker, the broker may charge you a fee. You should evaluate other mutual funds' transaction fees and any applicable broker fees to assess the total cost of ownership for comparison purposes.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value June 30, 2019	$1,000.00	$1,000.00
Ending Account Value December 31, 2019	$1,048.30	$1,018.80
Expenses Paid During Period*	$6.56	$6.46

*  Expenses are equal to the Fund's annualized expense ratio of 1.27%, multiplied by the average account value over the period and prorated for the six-months ended December 31, 2019 (184/365 days).

FPA CRESCENT FUND
PRIVACY POLICY

(Unaudited)

The FPA Funds consider customer privacy to be an essential part of their investor relationships and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former investors' non-public personal information. The FPA Funds have developed policies that are designed to protect this confidentiality, while permitting investor needs to be served.

Obtaining Personal Information

While providing investors with products and services, the FPA Funds, and certain service providers, such as the FPA Fund's Transfer Agents and/or Administrators, may obtain non-public personal information about investors, which may come from sources such as (i) account applications, subscription agreements and other forms, (ii) written, electronic or verbal correspondence, (iii) investor transactions, (iv) an investor's brokerage or financial advisory firm, financial advisor or consultant, and/or (v) from information captured on applicable websites. The non-public personal information that may be collected from investors may include the investor's name, address, tax identification number, birth date, investment selection, beneficiary information, and possibly the investor's personal bank account information and/or email address if the investor has provided that information, as well as the investor's transaction and account history with the FPA Funds.

Respecting Your Privacy

The FPA Funds do not disclose any non-public personal information provided by investors or gathered by the FPA Funds to third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the FPA Funds. Non-affiliated companies may from time to time be used to provide certain services, such as maintaining investor accounts, preparing and mailing prospectuses, reports, account statements and other information, and gathering shareholder proxies. In many instances, the investors will be clients of a third party, but the FPA Funds may also provide an investor's personal and account information to the investor's respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The FPA Funds reserve the right to report or disclose personal or account information to third parties in circumstances where the FPA Funds believe in good faith that disclosure is required or permitted under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by the FPA Funds in which an investor has invested. In addition, the FPA Funds may disclose information about an investor or an investor's accounts to a third party at the investor's request or with the consent of the investor.

Procedures to Safeguard Private Information

The FPA Funds are committed to their obligation to safeguard investor non-public personal information. In addition to this policy, the FPA Funds have implemented procedures that are designed to limit access to an investor's non-public personal information to internal personnel who require the information to complete tasks, such as processing transactions, maintaining client accounts or otherwise providing services the investor requested. Physical, electronic and procedural safeguards are in place to guard an investor's non-public personal information.

Information Collected from Websites

Websites maintained by the FPA Funds or its service providers may use a variety of technologies to collect information that helps the FPA Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as "cookies") allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. If you are a registered user of the FPA Funds' and/or their

FPA CRESCENT FUND
PRIVACY POLICY (Continued)

(Unaudited)

service providers' website, the FPA Funds, their service providers, or third party firms engaged by the FPA Funds and/or their service providers, may collect or share information submitted by you, which may include personally identifiable information. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The FPA Funds do not look for web browser "do not track" requests.

Changes to the Privacy Policy

From time to time, the FPA Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

FPA Funds

FPA Capital Fund, Inc., FPA Crescent Fund, FPA International Value Fund, FPA New Income, Inc., FPA Flexible Fixed Income Fund, FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc., Source Capital, Inc.

Revised: January 2019

FPA CRESCENT FUND
TRUSTEE AND OFFICER INFORMATION

(Unaudited)

Sandra Brown, Mark L. Lipson, Alfred E. Osborne, Jr., A. Robert Pisano, and Patrick B. Purcell are all Trustees of the Fund who are not "interested persons" of the Fund, as that term is defined in the 1940 Act (collectively, the "Independent Trustees"). Trustees serve until their resignation, removal or retirement. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling (800) 982-4372.

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Year First Elected as Trustee of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Sandra Brown, 1955	Trustee	2016	Consultant (since 2009). Formerly, CEO and President of Transamerica Financial Advisers, Inc. (1999-2009); President, Transamerica Securities Sales Corp. (1998-2009); Vice President, Bank of America Mutual Fund Administration (1990-1998). Director/Trustee of FPA Capital, Inc., FPA Funds Trust, FPA New Income, Inc., FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital, Inc. (since October 2016).	8	None
Mark L. Lipson, 1949	Trustee & Chairman	2015	Registered Investment Adviser, ML2 Advisors, LLC (since 2014). Formerly Managing Director, Bessemer Trust (2007-2014) and US Trust (2003-2006); Chairman and CEO of the Northstar Mutual Funds (1993-2001); and President and CEO of the National Mutual Funds (1988-1993). Director/Trustee of FPA Capital, Inc., FPA Funds Trust, FPA New Income, Inc., FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital, Inc. (since October 2015).	8	None
Alfred E. Osborne, Jr., 1944	Trustee	2002	Senior Associate Dean, (since July 2003), Interim Dean (July 2018-June 2019), Professor and Faculty Director Price Center for Entrepreneurship and Innovation at the John E. Anderson School of Management at UCLA. Dr. Osborne has been at UCLA since 1972. Director/Trustee of FPA Capital Fund, Inc. and FPA New Income, Inc. (since 1999), of FPA Funds Trust (since 2002), of FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital, Inc. (since 2013).	8	Kaiser Aluminum, and Wedbush, Inc.

FPA CRESCENT FUND
TRUSTEE AND OFFICER INFORMATION (Continued)

(Unaudited)

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Year First Elected as Trustee of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
A. Robert Pisano, 1943	Trustee	2013	Consultant (since 2012). Formerly, President and Chief Operating Officer of The Motion Picture Association of America, Inc. (October 2005-2011). Formerly, National Executive Director and Chief Executive Officer of The Screen Actors Guild (2001-2005). Director/Trustee of FPA Paramount Fund, Inc. and FPA U.S. Value Fund, Inc. (since 2012), and of FPA Capital, Inc., FPA Funds Trust, FPA New Income, Inc. and Source Capital, Inc. (since 2013).	8	Resources Global Professionals
Patrick B. Purcell, 1943	Trustee	2006	Retired (since 2000). Formerly, Consultant to Paramount Pictures 1998-2000; Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures (1983-1998). Director/Trustee of FPA Capital, Inc., FPA Funds Trust and FPA New Income, Inc. (since 2006), of Source Capital, Inc. (since 2010), of FPA U.S. Value Fund, Inc. and FPA Paramount Fund, Inc. (since 2012).	8	None
"Interested" Trustees(2)
J. Richard Atwood, 1960	Trustee	2016	Director and President of FPA GP, Inc., the General Partner of the Adviser (since October 2018). Director/Trustee of each FPA Fund (since 2016). President of each FPA Fund (since 2015). Formerly, Managing Partner of FPA (2006-2018). Formerly, until 2015, Treasurer of each FPA Fund for more than the past five years.	8	None
Steven Romick, 1963	Trustee	2002	Director and President of FPA GP, Inc., the General Partner of the Adviser (since October 2018). Vice President (since February 2015) and Portfolio Manager of FPA Crescent Fund (since June 1993) and of Source Capital, Inc. (since 2015). Formerly, Managing Partner of FPA (2010-2018). Formerly, President of the Trust (2002-2015).	3	None

(1)  The address of each Trustee is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025.

(2)  "Interested person" within the meaning of the 1940 Act by virtue of their affiliation with the Fund's Adviser.

FPA CRESCENT FUND
TRUSTEE AND OFFICER INFORMATION (Continued)

(Unaudited)

Officers of the Fund. Officers of the Fund are elected annually by the Board.

Name, Address(1) and Year of Birth	Position with Fund	Year First Elected as Officer of the Fund	Principal Occupation(s) During the Past Five Years
J. Richard Atwood, 1960	President	1997

Director and President of FPA GP, Inc., the General Partner of FPA (since October 2018). Director/Trustee of each FPA Fund (since May 2016). President of each FPA Fund (since February 2015). Formerly, Managing Partner of FPA (2006-2018). Formerly, until February 2015, Treasurer of each FPA Fund for more than the past five years.

Steven Romick, 1963	Vice President and Portfolio Manager	2002

Director and President of FPA GP, Inc., the General Partner of the Adviser (since October 2018). Vice President (since February 2015) and Portfolio Manager of FPA Crescent Fund (since June 1993) and of Source Capital, Inc. (since 2015). Formerly, Managing Partner of FPA (2010-2018). Formerly, President of the Trust (2002-2015).

Mark Landecker, 1975	Vice President and Portfolio Manager	2013	Partner of FPA (since December 2013). Formerly, Managing Director (January 2013-December 2013). Vice President and Portfolio Manager of Source Capital, Inc. (since December 2015).
Brian Selmo, 1977	Vice President and Portfolio Manager	2013	Partner of FPA (since December 2013). Formerly, Managing Director (January 2013-December 2013). Vice President and Portfolio Manager of Source Capital, Inc. (since December 2015).
Karen E. Richards, 1969	Chief Compliance Officer	2019

Chief Compliance Officer of FPA (since August 2018). Formerly, Deputy Chief Compliance Officer of First Republic Investment Management, LLC (from February 2016 to March 2018), and Vice President, Senior Compliance Officer of Pacific Investment Management Company (from June 2010 to January 2016).

E. Lake Setzler III, 1967	Treasurer	2006

Senior Vice President (since January 2013) and Controller of FPA; and Treasurer of each FPA Fund (since February 2015). Formerly, until February 2015, Assistant Treasurer of each FPA Fund (February 2006 to February 2015).

Rebecca D. Gilding, 1979	Secretary	2019

Vice President and Counsel, State Street Bank and Trust Company (since April 2016). Formerly, Assistant Vice President and Associate Counsel, Brown Brothers Harriman & Co. (September 2013 to April 2016).

(1)  The address for each Officer (except Ms. Gilding) is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025. Ms. Gilding's address is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111.

FPA CRESCENT FUND

(Unaudited)

INVESTMENT ADVISER

First Pacific Advisors, LP
11601 Wilshire Boulevard, Suite 1200
Los Angeles, CA 90025

TRANSFER & SHAREHOLDER
SERVICE AGENT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175
or
235 West Galena Street
Milwaukee, WI 53212-3948
(800) 638-3060

CUSTODIAN AND ADMINISTRATOR

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

TICKER SYMBOL: FPACX
CUSIP: 30254T759

DISTRIBUTOR

UMB Distribution Services, LLC
235 West Galena Street
Milwaukee, Wisconsin 53212-3948

LEGAL COUNSEL

Dechert LLP
One Bush Street, Suite 1600
San Francisco, California 94104

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

Ernst & Young LLP
725 South Figueroa Street
Los Angeles, California 90017

This report has been prepared for the information of shareholders of FPA CRESCENT FUND, and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

A description of the policies and procedures that the Adviser uses to vote proxies related to the Fund's portfolio securities is set forth in the Fund's Statement of Additional Information which is available without charge, upon request, on the Fund's website at www.fpa.com or by calling (800) 982-4372 and on the Securities and Exchange Commission's website at www.sec.gov.

The Fund's complete proxy voting record for the 12 months ended June 30, 2019 is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-PORT with the SEC, is available on the SEC's website at www.sec.gov.

Additional information about the Fund is available online at www.fpa.com. This information includes, among other things, holdings, top sectors, and performance, and is updated on or about the 15th business day after the end of each quarter.

Distributor:

UMB DISTRIBUTION SERVICES, LLC

235 West Galena Street
Milwaukee, Wisconsin 53212

Annual Report

December 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, we intend to no longer mail paper copies of the Fund's shareholder reports, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the FPA Funds website (fpa.com/funds), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or enroll in e-delivery at fpa.com (for accounts held directly with the Fund).

You may elect to continue to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you may inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at (800) 638-3060. Your election to receive reports in paper will apply to all funds held with the FPA Funds or through your financial intermediary.

FPA Flexible Fixed Income Fund

FPA FLEXIBLE FIXED INCOME FUND
LETTER TO SHAREHOLDERS

INTRODUCTION

Dear Fellow Shareholders,

FPA Flexible Fixed Income, Inc. (the "Fund") returned 0.42% in the fourth quarter of 2019 and 3.78% for the year ended December 31, 2019.

As of December 31, the portfolio had a yield-to-worst of 2.80% and an effective duration of 1.74 years.1 After starting the quarter inverted, the yield curve2 — as measured by the difference between 3-month and 10-year Treasuries — returned to a positive slope. The reversal stemmed from the combined impact of a decrease in yields on Treasuries maturing in less than two years, a rise in yields on Treasuries maturing beyond two years, and the third Federal Reserve interest rate cut of 2019. In addition, short maturity Treasury yields were driven lower by the Federal Reserve's efforts to manage funding costs in the repo market. The net result is that, in combination with lower spreads on investment grade bonds, yields on the portfolio's high-quality investments (defined as investments rated A- or higher) decreased slightly. Despite a significant compression in high-yield spreads, which made the market for credit investments (defined as investments rated BBB+ or lower) more expensive, we opportunistically added to existing investments and initiated a few new positions. Consequently, the portfolio's credit exposure increased to 9.6% as of December 31, up from 8.4% at September 30. Cash and equivalents were 12.5% of the portfolio as of December 31 versus 3.1% at September 30.

Portfolio Attribution3

Fourth Quarter 2019

During the fourth quarter, the largest, second-largest and third-largest contributors to performance were agency mortgage pools, collateralized loan obligations (CLO) and corporates (i.e., bank debt, high yield bonds and common stock). The return on all was predominantly driven by coupon payments. Within corporates, bank debt represents the vast majority of the exposure and was the source of the majority of the return.

1  Yield-to-worst is the lowest possible yield that can be received on a bond without the issuer defaulting. It does not represent the yield that an investor should expect to receive, and is gross of management fees and expenses. As of December 31, 2019, the Fund's subsidized/unsubsidized 30-Day SEC Standardized Yield ("SEC Yield") was 2.72%/1.93% respectively. The SEC Yield calculation is an annualized measure of the Fund's dividend and interest payments for the last 30 days, less the Fund expenses. Subsidized yield reflects fee waivers and/or expense reimbursements during the period. Without waivers and/or reimbursements, yields would be reduced. Unsubsidized yield does not adjust for any fee waivers and/or expense reimbursements in effect. The SEC Yield calculation is based on the price of the Fund at the beginning of the month. The SEC Yield calculation shows investors what they would earn in yield over the course of a 12-month period if the fund continued earning the same rate for the rest of the year. Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates.

2  A yield curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality but differing maturity dates. An inverted yield curve means that short-term yields were higher than long-term yields.

3  See the end of this commentary for additional information pertaining to attribution for the year ending December 31, 2019. Top contributors and detractors to the Fund's performance are based on contribution to return for the periods noted. This information is not a recommendation for a specific security or sector and these securities/sectors may not be in the Fund at the time you receive this report. The information provided does not reflect all positions purchased, sold or recommended by FPA during the quarter. A copy of the methodology used and a list of every sector's contribution to the overall Fund's performance during the quarter is available by contacting FPA at crm@fpa.com. The portfolio holdings as of the most recent quarter-end may be obtained at www.fpa.com.

  Past performance is no guarantee, nor is it indicative, of future returns.

1

FPA FLEXIBLE FIXED INCOME FUND
LETTER TO SHAREHOLDERS

(Continued)

From a sector standpoint, there were no meaningful detractors from performance during the quarter. However, within the Fund's corporate holdings, the equity investment in PHI, Inc. detracted from performance.

Calendar Year 2019

During the year ended December 31, the largest, second-largest and third-largest contributors to performance were agency mortgage pools, equipment ABS and ABS backed by auto loans, respectively. For all of these investments, the return benefited from coupon payments and price appreciation, the latter resulting from the decrease in Treasury yields over the course of 2019 and lower spreads.

We actively manage the Fund's effective duration by targeting the longest duration investments that we expect will have a breakeven return in a rising interest rate environment. This approach seeks to limit the potential decline in value of the portfolio from rising interest rates while creating upside optionality in the form of higher prices in the event that interest rates decline. This past year was the realization of that upside optionality as the duration-extending investments we made early in 2019 when interest rates were higher generated greater than expected returns as prices rose due to lower interest rates later in 2019.

Portfolio Activity4

The table below shows the portfolio's exposures as of December 31, 2019 compared to September 30, 2019:

Sector	% Portfolio 12/31/2019	% Portfolio 9/30/2019
ABS	33.5%	35.4%
Mortgage Backed (CMO)[5]	6.3%	5.7%
Stripped Mortgage-backed	0.5%	0.7%
Corporate	9.2%	7.9%
CMBS[5]	12.6%	14.1%
Mortgage Pass-through	18.5%	26.9%
U.S. Treasury	6.9%	6.2%
Cash and equivalents	12.5%	3.1%
Total	100.0%	100.0%
Yield-to-worst[6]	2.80%	2.74%
Effective Duration (years)	1.74	2.07
Average Life[7] (years)	2.23	2.49

4  Portfolio composition will change due to ongoing management of the Fund.

5  Collateralized mortgage obligations ("CMO") are mortgage-backed bonds that separate mortgage pools into different maturity classes. Commercial mortgage-backed securities ("CMBS") are securities backed by commercial mortgages rather than residential mortgages.

6  Yield to Worst ("YTW") is presented gross of fees and reflects the lowest possible yield on a callable bond without the issuer defaulting. It does not represent the yield an investor should expect to receive. As of December 31, 2019, the Fund's subsidized/unsubsidized 30-day SEC standardized yield ("SEC Yield") was 2.72%/1.93% respectively. The SEC Yield calculation is an annualized measure of the Fund's dividend and interest payments for the last 30 days, less the Fund's expenses. Subsidized yield reflects fee waivers and/or expense reimbursements during the period. Without waivers and/or reimbursements, yields would be reduced. Unsubsidized yield does not adjust for any fee waivers and/or expense reimbursements in effect. The SEC Yield calculation is based on the price of the Fund at the beginning of the month. The SEC Yield calculation shows investors what they would earn in yield over the course of a 12-month period if the fund continued earning the same rate for the rest of the year.

7  The Average Life (years) is the average length of time that each dollar of unpaid principal on a loan, a mortgage or an amortizing bond remains outstanding.

  Past performance is no guarantee, nor is it indicative, of future returns.

2

FPA FLEXIBLE FIXED INCOME FUND
LETTER TO SHAREHOLDERS

(Continued)

Charts 1 and 2 below tell the story of our year and this past quarter. The first chart shows 2- and 3-year Treasury yields and the yield on the Bloomberg Barclays 1-3 year Aggregate Bond Index. These data points serve as a proxy for our high-quality investment opportunity set as determined by our market-based duration target. Based on yields over the past year, we have focused on bonds with a duration of two to three years. As a reminder, we define high-quality bonds as bonds rated A- or higher.

The second chart shows the yield and spread on the Bloomberg Barclays High Yield Index and the spread on the Credit Suisse Leveraged Loan Index as proxies for our credit investment opportunity set. We define credit investments as investments rated BBB+ or lower.

Chart 1: High Quality Opportunity Set

Source: Bloomberg Barclays; Chart data covers the period 1/1/2019 through 12/31/2019.

3

FPA FLEXIBLE FIXED INCOME FUND
LETTER TO SHAREHOLDERS

(Continued)

Chart 2: Credit Opportunity Set

Source: High Yield data Bloomberg Barclays, Loan data Credit Suisse; Chart data covers the period 1/1/2019 through 12/31/2019.

In 2019 (and also in the past quarter), bonds of all sorts became more and more expensive. Chart 1 shows that yields on high-quality 2- to 4-year maturity bonds declined by 90 to 100 basis points (bps) during the year. Chart 2 shows that yields on high-yield bonds declined by over 275 basis points, ending the year at a not-so-high-yield of 5.2%! In the leveraged loan market, spreads compressed by nearly 80 basis points at one point before finishing the year approximately 30 basis points lower than where they started at the beginning of the year. What is an absolute value investor to do in a market like this? We wait and preserve capital for better investment opportunities, which is exactly what we did for the past year and, indeed, for the past quarter.

Much as we did during the first nine months of the year, during the fourth quarter most of the capital we deployed went to high-quality bonds that extend the portfolio's duration. Most of the Fund's high-quality investments came in the form of fixed rate equipment ABS, non-agency CMBS, auto ABS and agency and non-agency mortgages which, on average, had a duration of 2.30 years. We also meaningfully added to the Fund's exposure in high quality, floating rate CLOs. These investments were funded with a combination of existing cash, the proceeds of bond maturities and amortization, and sales of short duration bonds. Notably, we also sold longer-duration agency mortgage pools that had an average duration of approximately 2.9 years. These pools were purchased early in 2019 when there were higher yields. As yields declined in 2019, the price of these pools went up. Those higher prices contributed positively to the portfolio's return. However, those higher prices also meant that these pools were no longer attractive for us to own going forward because the yields no longer adequately compensated us for the duration risk. As disciplined investors, we look to sell investments like these when they cease to meet our investment criteria.

4

FPA FLEXIBLE FIXED INCOME FUND
LETTER TO SHAREHOLDERS

(Continued)

In credit, we exercised patience and waited for opportunities to deploy capital at attractive valuations. That paid off when we identified a few investment opportunities in the loan market that met our investment criteria. In addition to adding to existing positions at attractive prices, we invested in a few new loans this quarter, both public and private.8 Some of the new investments came from recent research and some from past research. Even in expensive markets like today, our team researches companies and investments in the hope that one day they will become cheap enough for us to own. In total, the Fund's credit exposure increased by 120 bps to 9.6% at December 31, 2019 versus 8.4% at September 30, 2019.

Lastly, cash and equivalents increased to 12.5% of the portfolio as of the end of the 2019 versus 3.1% at September 30, 2019, reflecting the impact of the aforementioned sales of agency pools close to the end of the year and inflows with little opportunity to invest the proceeds prior to year-end.

Market Commentary

In December, the inbox fills up with two types of very large research reports: reviews of 2019 and projections for the best and worst places to invest in 2020. For many investment managers, at the stroke of midnight on December 31, everything magically starts over. In our minds, the only thing that starts over is the 'calendar return' for the assets we manage. Since our long-term investment horizon is five years, the year-end reset is of limited value. What's more, the effects of actions taken by individuals and policy makers in one year aren't limited to that year but continue to influence future asset valuations without regard to the calendar.

An example of a policy that transcends calendar years is the Federal Reserve's program to increase the Fed Funds rate in a well-telegraphed fashion, with a target of being neutral to economic growth. This policy appeared correct when first implemented in December 2016, but it resulted in unintended consequences years later when it became toxic for the capital markets by the fourth quarter of 2018 and negatively impacted economic growth in 2019. Year-over-year real GDP growth declined from 2.7% to 2.1% during calendar year 2019. As a result, that policy was reversed. That reversal has thus far had little economic impact, but it may influence the economy in the future.

Another policy with long-term effects involved shrinking the Federal Reserve's balance sheet, or quantitative tightening (QT). For over a year, this balance sheet reduction was, to quote the Fed, 'like watching paint dry.' Then in September 2019, liquidity problems erupted in the repo market — partially as an indirect consequence of the balance sheet reduction. In our Q3 2019 letter and conference call, we talked about the repo market and its problems. The short-term solution from the Federal Reserve was to provide a repo facility and purchase Treasury Bills until the middle of 2020. As of the end of 2019, those two actions resulted in about a $400 billion increase in assets on the Federal Reserve's balance sheet, which was effectively a reversion to quantitative easing (QE). As Chart 3 makes clear, the $400 billion of new liquidity provided to the market reversed about 50% of the decline in the Federal Reserve's balance sheet from its high point at the end of 2016.

8  Illiquid investments represented approximately 3.27% of the portfolio as of December 31, 2019.

5

FPA FLEXIBLE FIXED INCOME FUND
LETTER TO SHAREHOLDERS

(Continued)

Chart 3: The Federal Reserve's Balance Sheet

Source: Bianco Research LLC, Federal Reserve and Bloomberg. Chart data from 1/1/2015-12/26/2019.

We do not yet know the ultimate consequences of this repo clean-up exercise, though we have gleaned some insight from our inbox. Amid the flood of commentary that arrived over the last quarter, three points about the repo market stood out. The first came from David Rosenberg at Rosenberg Research. He said that over the last 10 years, the correlation between the stock market and GDP was only 7%, while the correlation between the Federal Reserve's balance sheet and the equity market was 70%.9 We would define this comparison as fundamental versus technical.

The second comment was from Bianco Research, which showed a strong positive relationship between the return on the S&P 500 and the Fed's announcement of Fed Repo program and Treasury Bill purchases (shown in Chart 4). Additionally, Bianco showed a similar reaction in the high-yield credit market as is evident in Chart 5, which shows the appreciation in the high-yield index value.

9  Source: The Market; Gold is an Ideal Investment; https://themarket.ch/interview/david-rosenberg-gold-is-an-ideal-investment-ld.1429; Article dated 1/16/20.

6

FPA FLEXIBLE FIXED INCOME FUND
LETTER TO SHAREHOLDERS

(Continued)

Chart 4: S&P 500 "Repo Rally" in 2019

Source: Bianco Research and Bloomberg. Chart data covers period 9/1/2019 through 12/26/2019.

7

FPA FLEXIBLE FIXED INCOME FUND
LETTER TO SHAREHOLDERS

(Continued)

Chart 5: Bloomberg Barclays High Yield Index Value Appreciation

Source: Bloomberg. Chart data covers the period 8/30/2019 through 1/6/2020.

Finally, the third comment relates to a graph from Steve Blitz, an economist with TS Lombard that illustrated the breakdown of household wealth by asset class. Equity holdings are now the largest component of U.S. household wealth, as shown in Chart 6.

8

FPA FLEXIBLE FIXED INCOME FUND
LETTER TO SHAREHOLDERS

(Continued)

Chart 6: Allocation of Select Household (HH) Investments

Source: Refinitiv, Datastream, and TS Lombard.

These three items remind us of what then-Federal Reserve Chairman Ben Bernanke said was the objective of QE. The following is an excerpt from his Nov. 4, 2010 editorial published in the Washington Post, where he laid out the Federal Open Market Committee's (FOMC) reasoning for instituting the second QE program:

"The FOMC intends to buy an additional $600 billion of longer-term Treasury securities by mid-2011 and will continue to reinvest repayments of principal on its holdings of securities, as it has been doing since August. This approach eased financial conditions in the past and, so far, looks to be effective again. Stock prices rose and long-term interest rates fell when investors began to anticipate this additional action. Easier financial conditions will promote economic growth. For example, lower mortgage rates will make housing more affordable and allow more homeowners to refinance. Lower corporate bond rates will encourage investment. And higher stock prices will boost consumer wealth and help increase confidence, which can also spur spending. Increased spending will lead to higher incomes and profits that, in a virtuous circle, will further support economic expansion." (Our emphasis added).

We are nine years on, and the central bank policy still adheres to ideas put forth just after the end of a recession. Further, part of the objective is to be an activist in asset prices, calm volatility and, to borrow from Pink Floyd, make the market 'comfortably numb' to risk and proper valuations.

9

FPA FLEXIBLE FIXED INCOME FUND
LETTER TO SHAREHOLDERS

(Continued)

Over the past 10 years of this economic expansion, we have commented in detail as to why expensive valuations have made disciplined investing challenging for vast periods of time, whether it is in the high-quality or credit portion of the fixed income market. We don't and can't know how long this numbed environment will last, so we must decide how best to deploy capital to reach the Fund's short- and long-term investment objectives. Scattered among those year-end research reports are economic prognostications that a recession is coming soon and others saying the economy will improve. We have no valuable insight to this macroeconomic question, so instead, we ask whether we are being paid enough relative to the risk of a bad outcome. For the most part, in today's market, we think the answer is no. As such, 2020 starts out as one of those market environments where capital preservation is paramount, and the appropriate attitude appears to be patiently waiting for more attractive investment opportunities. We see value in pushing out the duration of the Fund's high-quality holdings as far as possible within the confines of our duration test. That test seeks to identify investments that we expect will have a positive or break-even return over 12 months, assuming that yields rise by 100 bps. Actively managing the duration in this manner creates an attractive upside versus downside with respect to interest rate duration. Further, we have moved toward investments that are less exposed to rising spreads and bear less credit risk until we are paid adequately to do otherwise. The yield spread over corresponding Treasury securities on a vast majority of fixed income securities are at or near multi-year lows. If the economy improves over the course of 2020, that good news is already baked into the price. If, on the other hand, the economy deteriorates, investors won't be compensated for that deteriorating environment. None of this is new to our shareholders, who expect us to be consistent and disciplined while patiently waiting for an attractive investing environment. Unlike the rest of the market, we are not 'comfortably numb.'

Thank you for your continued trust and support.

Respectfully submitted,

Thomas H. Atteberry
Portfolio Manager

Abhijeet Patwardhan
Portfolio Manager

January 2020

10

FPA FLEXIBLE FIXED INCOME FUND
LETTER TO SHAREHOLDERS

(Continued)

Important Disclosures

This Commentary is for informational and discussion purposes only and does not constitute, and should not be construed as, an offer or solicitation for the purchase or sale of any securities, products or services discussed, and neither does it provide investment advice. Any such offer or solicitation shall only be made pursuant to the Fund's Prospectus which supersedes the information contained herein in its entirety.

The views expressed herein and any forward-looking statements are as of the date of the publication and are those of the portfolio management team. Future events or results may vary significantly from those expressed and are subject to change at any time in response to changing circumstances and industry developments. This information and data has been prepared from sources believed reliable, but the accuracy and completeness of the information cannot be guaranteed and is not a complete summary or statement of all available data.

Portfolio composition will change due to ongoing management of the Fund. References to individual securities or sectors are for informational purposes only and should not be construed as recommendations by the Fund, the portfolio managers, the Adviser, or the distributor. It should not be assumed that future investments will be profitable or will equal the performance of the security or sector examples discussed. The portfolio holdings as of the most recent quarter-end may be obtained at www.fpa.com.

The statements made herein may be forward-looking and/or based on current expectations, projections, and/or information currently available. Actual results may differ from those anticipated. The portfolio managers and/or FPA cannot assure future results and disclaims any obligation to update or alter any statistical data and/or references thereto, as well as any forward-looking statements, whether as a result of new information, future events, or otherwise. Such statements may or may not be accurate over the long-term.

Investments, including investments in mutual funds, carry risks and investors may lose principal value. Capital markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. The Fund may purchase foreign securities, including American Depository Receipts (ADRs) and other depository receipts, which are subject to interest rate, currency exchange rate, economic and political risks; this may be enhanced when investing in emerging markets. Foreign investments, especially those of companies in emerging markets, can be riskier, less liquid, harder to value, and more volatile than investments in the United States. The securities of smaller, less well-known companies can be more volatile than those of larger companies.

The return of principal in a bond fund is not guaranteed. Bond funds have the same issuer, interest rate, inflation and credit risks that are associated with underlying bonds owned by the Fund. Lower rated bonds, convertible securities and other types of debt obligations involve greater risks than higher rated bonds.

Interest rate risk is the risk that when interest rates go up, the value of fixed income securities, such as bonds, typically go down and investors may lose principal value. Credit risk is the risk of loss of principal due to the issuer's failure to repay a loan. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults the security may lose some or all of its value.

Mortgage securities and collateralized mortgage obligations (CMOs) are subject to prepayment risk and the risk of default on the underlying mortgages or other assets; such derivatives may increase volatility. Convertible securities are generally not investment grade and are subject to greater credit risk than higher-rated investments. High yield securities can be volatile and subject to much higher instances of default.

11

FPA FLEXIBLE FIXED INCOME FUND
LETTER TO SHAREHOLDERS

(Continued)

Value style investing presents the risk that the holdings or securities may never reach their full market value because the market fails to recognize what the portfolio management team considers the true business value or because the portfolio management team has misjudged those values. In addition, value style investing may fall out of favor and underperform growth or other styles of investing during given periods.

The ratings agencies that provide ratings are Standard and Poor's, Moody's, and Fitch. Credit ratings range from AAA (highest) to D (lowest). Bonds rated BBB or above are considered investment grade. Credit ratings of BB and below are lower-rated securities (junk bonds). High-yielding, non-investment grade bonds (junk bonds) involve higher risks than investment grade bonds. Bonds with credit ratings of CCC or below have high default risk.

Not authorized for distribution unless preceded or accompanied by a current prospectus. The prospectus can be accessed at: https://fpa.com/request-funds-literature.

Index Definitions

Comparison to any index is for illustrative purposes only and should not be relied upon as a fully accurate measure of comparison. The Fund will be less diversified than the indices noted herein, and may hold non-index securities or securities that are not comparable to those contained in an index. Indices will hold positions that are not within the Fund's investment strategy. Indices are unmanaged, do not reflect any commissions, fees or expenses which would be incurred by an investor purchasing the underlying securities. The Fund does not include outperformance of any index or benchmark in its investment objectives. An investor cannot invest directly in an index.

Bloomberg Barclays U.S. Universal Bond Index represents the union of the following Bloomberg Barclay's indices: U.S. Aggregate Index, the U.S. Corporate High-Yield Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index. Municipal debt, private placements, and non-dollar-denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index.

The Consumer Price Index (CPI) is an unmanaged index representing the rate of the inflation of U.S. consumer prices as determined by the U.S. Department of Labor Statistics. The CPI is presented to illustrate the Fund's purchasing power against changes in the prices of goods as opposed to a benchmark, which is used to compare the Fund's performance. There can be no guarantee that the CPI will reflect the exact level of inflation at any given time. This index reflects non-seasonally adjusted returns.

The CPI + 200 bps is created by adding 2% to the annual percentage change in the CPI. This index reflects non-seasonally adjusted returns.

Basis Point (bps) is equal to one hundredth of one percent, or 0.01%. 100 basis points = 1%.

Effective Duration (years) is the duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change.

Average Life (years) is the average length of time that each dollar of unpaid principal on a loan, a mortgage or an amortizing bond remains outstanding.

Repo (Repurchase Agreement) is a form of short-term borrowing for dealers in government securities.

The FPA Funds are distributed by UMB Distribution Services, LLC, 235 W. Galena Street, Milwaukee, WI, 53212.

12

FPA FLEXIBLE FIXED INCOME FUND
LETTER TO SHAREHOLDERS

(Continued)

The discussions of Fund investments represent the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities.

FUND RISKS

Investments in mutual funds carry risks and investors may lose principal value. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. The funds may purchase foreign securities which are subject to interest rate, currency exchange rate, economic and political risks: this may be enhanced when investing in emerging markets. The securities of smaller, less well-known companies can be more volatile than those of larger companies. The return of principal in a bond fund is not guaranteed. Bond funds have the same issuer, interest rate, inflation and credit risks that are associated with underlying bonds owned by the fund. Lower rated bonds, convertible securities and other types of debt obligations involve greater risks than higher rated bonds. Mortgage securities and collateralized mortgage obligations (CMOs) are subject to prepayment risk and the risk of default on the underlying mortgages or other assets; derivatives may increase volatility. High yield securities can be volatile and subject to much higher instances of default.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on our current expectations, they are considered "forward-looking statements" which may or may not prove to be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

13

FPA FLEXIBLE FIXED INCOME FUND
HISTORICAL PERFORMANCE

(Unaudited)

Change in Value of a $10,000 Investment in FPA Flexible Fixed Income Fund vs Bloomberg Barclays U.S. Universal Bond Index and Consumer Price Index + 200 Basis Points from December 31, 2018 to December 31, 2019

Past performance is not indicative of future performance. The Bloomberg Barclays U.S. Universal Bond Index represents the union of the following Bloomberg Barclays' indices: U.S. Aggregate Index, U.S. High-Yield Corporate Index,144A Index, Eurodollar Index, Emerging Markets Index and non-ERISA portion of the CMBS Index. Municipal debt, private placements, and non-dollar-denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index. The CPI + 200 Basis Points index is created by adding 2% to the annual percentage change in the Consumer Price Index ("CPI"). The Consumer Price Index is an unmanaged index representing the rate of inflation of U.S. consumer prices as determined by the U.S. Department of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time. An investor cannot invest directly in an index. The performance of the Fund and of the Averages is computed on a total return basis, which includes reinvestment of all distributions.

Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown. This data represents past performance, and investors should understand that investment returns and principal values fluctuate, so that when you redeem your investment it may be worth more or less than its original cost. Current month-end performance data can be obtained by visiting the website at www.fpa.com or by calling toll-free, 1-800-982-4372. Information regarding the Fund's expense ratio and redemption fees can be found on page 31.

The Prospectus details the Fund's objective and policies, charges, and other matters of interest to prospective investors. Please read the prospectus carefully before investing. The Prospectus may be obtained by visiting the website at www.fpa.com, by email at crm@fpa.com, toll-free by calling 1-800-982-4372 or by contacting the Fund in writing.

14

FPA FLEXIBLE FIXED INCOME FUND
PORTFOLIO SUMMARY

December 31, 2019

Common Stocks		0.4%
Energy	0.4%
Bonds & Debentures		100.0%
Asset-Backed Securities	33.4%
Residential Mortgage-Backed Securities	25.0%
U.S. Treasuries	19.8%
Commercial Mortgage-Backed Securities	12.9%
Corporate Bank Debt	7.5%
Corporate Bonds & Notes	1.4%
Short-term Investments		0.2%
Other Assets And Liabilities, Net		(0.6)%
Net Assets		100.0%

15

FPA FLEXIBLE FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS

December 31, 2019

COMMON STOCKS	Shares or Principal Amount	Fair Value
ENERGY — 0.4%
PHI Group, Inc.(a)(b)(c)(d)	23,814	$154,791
PHI Group, Inc., Restricted(a)(b)(c)(d)	51,478	334,607
		$489,398
TOTAL COMMON STOCKS — 0.4% (Cost $615,785)		$489,398
BONDS & DEBENTURES
COMMERCIAL MORTGAGE-BACKED SECURITIES — 12.9%
AGENCY — 3.3%
Federal Home Loan Mortgage Corp. K042 A1 — 2.267% 6/25/2024	$248,746	$249,384
Federal Home Loan Mortgage Corp. K024 A2 — 2.573% 9/25/2022	93,000	94,251
Government National Mortgage Association 2014-169 A — 2.60% 11/16/2042	957,572	959,903
Government National Mortgage Association 2015-21 A — 2.60% 11/16/2042	968,577	971,307
Government National Mortgage Association 2014-148 A — 2.65% 11/16/2043	963,666	965,457
Government National Mortgage Association 2014-138 A — 2.70% 1/16/2044	98,885	99,158
Government National Mortgage Association 2010-161 B — 3.00% 7/16/2040	42,560	42,617
Government National Mortgage Association 2019 39 A — 3.10% 5/16/2059	1,097,366	1,112,306
Government National Mortgage Association 2011-9 C, VRN — 3.499% 9/16/2041(e)	83,399	84,010
		$4,578,393
AGENCY STRIPPED — 0.9%
Government National Mortgage Association 2015-19 IO — 0.739% 1/16/2057(e)	$4,118,015	$201,174
Government National Mortgage Association 2015-7 IO — 0.761% 1/16/2057(e)	3,991,888	208,140
Government National Mortgage Association 2015-41 AF, VRN — 3.051% 9/16/2056(e)	901,941	933,171
		$1,342,485
NON-AGENCY — 8.7%
Citigroup Commercial Mortgage Trust 2013-GC11 A3 — 2.815% 4/10/2046	$744,604	$757,897
Citigroup Commercial Mortgage Trust 2012-GC8 A4 — 3.024% 9/10/2045	66,931	68,236
COMM Mortgage Trust 2012-CR5 A3 — 2.54% 12/10/2045	861,000	867,099
COMM Mortgage Trust 2013-LC6 A4 — 2.941% 1/10/2046	1,103,000	1,125,575

16

FPA FLEXIBLE FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
COMM Mortgage Trust 2015-CR22 A3 — 3.207% 3/10/2048	$179,000	$181,678
GS Mortgage Securities Corp. II 2015-GC30 AAB — 3.12% 5/10/2050	500,000	512,337
GS Mortgage Securities Corp. Trust 2012-ALOH A — 3.551% 4/10/2034(f)	988,000	1,010,041
JP Morgan Chase Commercial Mortgage Securities Trust C 2012-HSBC A — 3.093% 7/5/2032(f)	942,714	959,870
JP Morgan Chase Commercial Mortgage Securities Trust 2012-C8 AS — 3.424% 10/15/2045(f)	687,000	702,843
JPMBB Commercial Mortgage Securities Trust 2015-C30 ASB — 3.559% 7/15/2048	990,000	1,022,045
RETL P 2019-RVP B, 1M USD LIBOR + 1.55%, FRN — 3.29% 3/15/2036(e)(f)	735,000	735,917
UBS Commercial Mortgage Trust 2012-C1 A3 — 3.40% 5/10/2045	95,690	97,761
VNDO E Mortgage Trust 2012-6AVE B — 3.298% 11/15/2030(f)	1,250,000	1,273,217
Wells Fargo Commercial Mortgage Trust 2012-LC5 A3 — 2.918% 10/15/2045	512,486	520,992
Wells Fargo Commercial Mortgage Trust 2014-LC18 ASB — 3.244% 12/15/2047	999,992	1,023,336
WFRBS Commercial Mortgage Trust 2012-C9 A3 — 2.87% 11/15/2045	133,530	135,658
WFRBS Commercial Mortgage Trust 2012-C8 A3 — 3.001% 8/15/2045	989,000	1,004,219
WFRBS Commercial Mortgage Trust 2013-C11 A5 — 3.071% 3/15/2045	187,000	191,296
		$12,190,017
TOTAL COMMERICAL MORTGAGE-BACKED SECURITIES (Cost $17,976,397)		$18,110,895
RESIDENTIAL MORTGAGE-BACKED SECURITIES — 25.0%
AGENCY COLLATERALIZED MORTGAGE OBLIGATION — 2.5%
Federal Home Loan Mortgage Corp. 4336 WV — 3.00% 10/15/2025	$677,869	$687,259
Federal Home Loan Mortgage Corp. 4235 QE — 3.00% 8/15/2031	214,845	217,586
Federal Home Loan Mortgage Corp. 4162 P — 3.00% 2/15/2033	805,919	824,961
Federal National Mortgage Association 2012-128 WC — 1.75% 10/25/2032	161,823	159,243
Federal National Mortgage Association 2012-47 HA — 1.50% 5/25/2027	300,026	293,564
Federal National Mortgage Association 4220 EH — 2.50% 6/15/2028	257,074	259,862
Federal National Mortgage Association 4387 VA — 3.00% 2/15/2026	887,343	900,930
Federal National Mortgage Association 2012-144 PD — 3.50% 4/25/2042	201,863	207,018
		$3,550,423
AGENCY POOL FIXED RATE — 18.5%
Federal Home Loan Mortgage Corp. E04202 — 2.00% 2/1/2028	$137,226	$136,860
Federal Home Loan Mortgage Corp. G18431 — 2.50% 4/1/2027	207,086	209,583

17

FPA FLEXIBLE FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Federal Home Loan Mortgage Corp. J18818 — 2.50% 4/1/2027	$461,021	$466,580
Federal Home Loan Mortgage Corp. J20465 — 2.50% 9/1/2027	301,371	305,005
Federal Home Loan Mortgage Corp. J20770 — 2.50% 10/1/2027	364,939	369,339
Federal Home Loan Mortgage Corp. J20834 — 2.50% 10/1/2027	876,248	886,814
Federal Home Loan Mortgage Corp. J21434 — 2.50% 12/1/2027	429,359	434,537
Federal Home Loan Mortgage Corp. J16680 — 3.00% 9/1/2026	367,863	377,271
Federal Home Loan Mortgage Corp. G14266 — 3.00% 11/1/2026	618,786	634,611
Federal Home Loan Mortgage Corp. J17233 — 3.00% 11/1/2026	815,150	835,998
Federal Home Loan Mortgage Corp. J17774 — 3.00% 1/1/2027	864,946	887,067
Federal Home Loan Mortgage Corp. J18051 — 3.00% 2/1/2027	548,763	562,969
Federal Home Loan Mortgage Corp. G14600 — 3.00% 11/1/2027	644,867	662,165
Federal Home Loan Mortgage Corp. G15418 — 3.00% 11/1/2027	1,047,285	1,074,397
Federal Home Loan Mortgage Corp. G16476 — 3.00% 4/1/2028	647,267	664,630
Federal National Mortgage Association AL6472 — 2.00% 3/1/2025	187,098	187,386
Federal National Mortgage Association AB7241 — 2.00% 12/1/2027	286,566	285,646
Federal National Mortgage Association AQ7281 — 2.00% 12/1/2027	682,568	680,377
Federal National Mortgage Association MA2676 — 2.50% 7/1/2026	800,134	808,848
Federal National Mortgage Association AS8618 — 2.50% 1/1/2027	696,990	704,798
Federal National Mortgage Association BM1022 — 2.50% 1/1/2027	814,178	823,298
Federal National Mortgage Association AL1366 — 2.50% 2/1/2027	884,825	894,184
Federal National Mortgage Association AB4720 — 2.50% 3/1/2027	847,538	857,298
Federal National Mortgage Association AK7393 — 2.50% 3/1/2027	868,771	878,775
Federal National Mortgage Association AK7766 — 2.50% 3/1/2027	855,396	865,246
Federal National Mortgage Association AL1562 — 2.50% 4/1/2027	241,714	244,498
Federal National Mortgage Association MA1047 — 2.50% 4/1/2027	810,202	819,532
Federal National Mortgage Association AB5710 — 2.50% 7/1/2027	2,907,605	2,941,086
Federal National Mortgage Association MA1101 — 2.50% 7/1/2027	421,172	426,022
Federal National Mortgage Association MA3079 — 2.50% 7/1/2027	106,142	107,331
Federal National Mortgage Association AB6192 — 2.50% 9/1/2027	461,957	467,277
Federal National Mortgage Association MA1167 — 2.50% 9/1/2027	375,429	379,752
Federal National Mortgage Association MA3158 — 2.50% 10/1/2027	154,278	156,054
Federal National Mortgage Association AL4637 — 2.50% 11/1/2027	305,553	309,072
Federal National Mortgage Association BM5514 — 2.50% 2/1/2029	460,026	465,323
Federal National Mortgage Association BM1595 — 2.50% 3/1/2031	657,956	665,532
Federal National Mortgage Association AJ7495 — 3.00% 12/1/2026	225,633	231,349
Federal National Mortgage Association AK3263 — 3.00% 2/1/2027	379,192	388,916
Federal National Mortgage Association AL3773 — 3.00% 6/1/2028	838,285	859,783
Federal National Mortgage Association BM4299 — 3.00% 3/1/2030	596,140	611,056
Federal National Mortgage Association AL1741 — 3.50% 5/1/2027	854,571	885,741

18

FPA FLEXIBLE FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Federal National Mortgage Association AL1576 — 4.00% 3/1/2027	$310,507	$325,096
Federal National Mortgage Association FM1102 — 4.00% 3/1/2031	133,541	139,315
		$25,916,417
AGENCY STRIPPED — 0.2%
Federal National Mortgage Association 284 1 — 0.00% 7/25/2027(g)	$316,061	$292,547
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATION — 3.8%
BRAVO Residential Funding Trust 2019-1 A1C — 3.50% 3/25/2058(f)	$847,965	$870,960
CIM Trust 2017-7 A, VRN — 3.00% 4/25/2057(e)(f)	142,552	143,186
CIM Trust 2018-R3 A1, VRN — 5.00% 12/25/2057(e)(f)	797,989	825,070
Finance of America HECM Buyout — 2.656% 12/27/2049(b)(f)	1,204,000	1,204,188
Nationstar HECM Loan Trust 2019-2A M1, VRN — 2.359% 11/25/2029(e)(f)	130,000	129,792
Nationstar HECM Loan Trust 2019-1A M1, VRN — 2.664% 6/25/2029(e)(f)	1,008,000	1,010,832
Towd Point Mortgage Trust 2018-1 A1, VRN — 3.00% 1/25/2058(e)(f)	70,153	70,870
Towd Point Mortgage Trust 2018-2 A1, VRN — 3.25% 3/25/2058(e)(f)	895,258	908,398
Towd Point Mortgage Trust 2018-5 A1A, VRN — 3.25% 7/25/2058(e)(f)	156,294	159,057
		$5,322,353
TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost $34,629,090)		$35,081,740
ASSET-BACKED SECURITIES — 33.4%
AUTO — 9.2%
Ally Auto Receivables Trust 2019-1 A4 — 3.02% 4/15/2024	$252,000	$258,166
CarMax Auto Owner Trust 2019-3 A3 — 2.18% 8/15/2024	666,000	666,947
CarMax Auto Owner Trust 2019-1 A4 — 3.26% 8/15/2024	200,000	205,520
CarMax Auto Owner Trust 2019-1 B — 3.45% 11/15/2024	107,000	110,286
Ford Credit Auto Lease Trust 2019-B B — 2.36% 1/15/2023	494,000	495,283
Ford Credit Auto Owner Trust 2019-A A4 — 2.85% 8/15/2024	676,000	688,633
GM Financial Automobile Leasing Trust 2019-2 B — 2.89% 3/20/2023	1,000,000	1,009,310
Honda Auto Receivables Owner Trust 2019-3 A3 — 1.78% 8/15/2023	523,000	521,619
Honda Auto Receivables Owner Trust 2019-2 A4 — 2.54% 3/21/2025	1,000,000	1,013,163
Honda Auto Receivables Owner Trust 2019-1 A4 — 2.90% 6/18/2024	355,000	362,827
Honda Auto Receivables Owner Trust 2018-4 A4 — 3.30% 7/15/2025	70,000	72,071
Hyundai Auto Lease Securitization Trust 2019-A B — 3.25% 10/16/2023(f)	334,000	338,160
Hyundai Auto Receivables Trust 2019-A A4 — 2.71% 5/15/2025	1,000,000	1,015,449
Nissan Auto Receivables Owner Trust 2019-C A3 — 1.93% 7/15/2024	575,000	575,437

19

FPA FLEXIBLE FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Nissan Auto Receivables Owner Trust 2019-A A4 — 3.00% 9/15/2025	$252,000	$258,638
Nissan Auto Receivables Owner Trust 2018-B A4 — 3.16% 12/16/2024	435,000	446,022
Prestige Auto Receivables Trust 2019-1A B — 2.53% 1/16/2024(f)	263,000	263,851
Toyota Auto Receivables Owner Trust 2019-A A4 — 3.00% 5/15/2024	252,000	258,877
Volkswagen Auto Lease Trust 2019-A A4 — 2.02% 8/20/2024	259,000	258,154
World Omni Auto Receivables Trust 2019-C A3 — 1.96% 12/16/2024	650,000	648,632
World Omni Auto Receivables Trust 2018-A B — 2.89% 4/15/2025	1,022,000	1,035,248
World Omni Auto Receivables Trust 2018-B A4 — 3.03% 6/17/2024	1,013,000	1,034,020
World Omni Auto Receivables Trust 2019-A B — 3.34% 6/16/2025	252,000	258,057
World Omni Automobile Lease Securitization Trust 2019-B A4 — 2.07% 2/18/2025	338,000	337,215
World Omni Automobile Lease Securitization Trust 2019-B B — 2.13% 2/18/2025	190,000	189,290
World Omni Automobile Lease Securitization Trust 2019-A B — 3.24% 7/15/2024	529,000	537,303
		$12,858,178
COLLATERALIZED LOAN OBLIGATION — 9.1%
Canyon Capital CLO Ltd. 2014-2A AS, 3M USD LIBOR + 1.250%, FRN — 3.251% 4/15/2029(e)(f)	$627,000	$625,923
Cerberus Corporate Credit Solutions Fund — 3.531% 10/15/2030(e)(f)	1,247,000	1,243,798
Cerberus Loan Funding XXI LP 2017-4A A, 3M USD LIBOR + 1.45%, FRN — 3.451% 10/15/2027(e)(f)	1,136,000	1,135,732
Cerberus Loan Funding XXIII LP 2018-2A A, 3M USD LIBOR + 1.00%, FRN — 3.001% 4/15/2028(e)(f)	744,652	742,922
Fortress Credit Opportunities IX CLO Ltd. 2017-9A A1T, 3M USD LIBOR + 1.55%, FRN — 3.46% 11/15/2029(e)(f)	1,014,000	1,008,638
Fortress Credit Opportunities VII CLO Ltd. 2016-7A BR, 3M USD LIBOR + 2.45%, FRN — 4.344% 12/15/2028(e)(f)	329,000	328,658
Fortress Credit Opportunities VII CLO, Ltd. 2016-7I E, 3M USD LIBOR + 7.49%, FRN — 9.384% 12/15/2028(e)	246,000	235,967
Hercules Capital Funding Trust 2018-1A A — 4.605% 11/22/2027(f)	1,188,000	1,191,520
Hercules Capital Funding Trust 2019-1A A — 4.703% 2/20/2028(f)	666,000	669,604
Ivy Hill Middle Market Credit Fund VII Ltd., 3M USD LIBOR + 1.25%, FRN — 3.253% 7/18/2030(e)(f)	227,000	223,693
Jamestown CLO VII Ltd. 2015-7A A1R, 3M USD LIBOR + 0.83%, FRN — 2.77% 7/25/2027(e)(f)	467,820	466,969
Palmer Square CLO Ltd. 2019-1A A1, 3M USD LIBOR + 1.05%, FRN — 3.016% 4/20/2027(e)(f)	448,410	448,494
Sound Point CLO XII Ltd. 2016-2A AR, 3M USD LIBOR + 1.29%, FRN — 3.256% 10/20/2028(e)(f)	514,000	513,829

20

FPA FLEXIBLE FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Symphony CLO XII Ltd. 2013-12A AR, 3M USD LIBOR + 1.030%, FRN — 3.031% 10/15/2025(e)(f)	$840,501	$840,585
Telos CLO Ltd. 2014-5A A1R, 3M USD LIBOR + 0.95%, FRN — 2.952% 4/17/2028(e)(f)	260,000	259,142
Telos CLO Ltd. 2013-3A AR, 3M USD LIBOR + 1.300% — 3.302% 7/17/2026(e)(f)	909,860	909,859
Trinitas CLO V Ltd. 2016-5A AR, 3M USD LIBOR + 1.39%, FRN — 3.33% 10/25/2028(e)(f)	628,000	627,990
VCO CLO LLC 2018-1A A, 3M USD LIBOR + 1.50%, FRN — 3.466% 7/20/2030(e)(f)	251,000	251,057
Venture 35 CLO Ltd. 2018-35A AS, 3M USD LIBOR + 1.150%, FRN — 3.103% 10/22/2031(e)(f)	155,000	154,821
Venture CDO Ltd., 3M USD LIBOR + 0.88%, FRN — 2.881% 4/15/2027(e)(f)	333,000	331,821
Venture XXV CLO Ltd. 2016-25A AR, 3M USD LIBOR + 1.230%, FRN — 2.992% 4/20/2029(e)(f)	577,000	576,991
		$12,788,013
CREDIT CARD — 2.7%
American Express Credit Account Master Trust 2019-2 A — 2.67% 11/15/2024	$268,000	$272,735
American Express Credit Account Master Trust 2019-1 A — 2.87% 10/15/2024	1,014,000	1,035,297
Barclays Dryrock Issuance Trust 2019-1 A — 1.96% 5/15/2025	869,000	868,013
Synchrony Card Funding LLC 2019-A2 A — 2.34% 6/15/2025	1,044,000	1,053,387
Synchrony Card Funding LLC 2019-A1 A — 2.95% 3/15/2025	544,000	553,972
		$3,783,404
EQUIPMENT — 9.4%
ARI Fleet Lease Trust 2018-B A3 — 3.43% 8/16/2027(f)	$248,000	$254,447
Ascentium Equipment Receivables 2019-2A A3 — 2.19% 11/10/2026(f)	718,000	715,726
Ascentium Equipment Receivables Trust 2019-1A A3 — 2.83% 5/12/2025(f)	1,000,000	1,015,523
Avis Budget Rental Car Funding AESOP LLC 2017-2A A — 2.97% 3/20/2024(f)	268,000	272,030
Avis Budget Rental Car Funding AESOP LLC 2017-1A A — 3.07% 9/20/2023(f)	528,000	536,165
Avis Budget Rental Car Funding AESOP LLC 2019-1A A — 3.45% 3/20/2023(f)	254,000	259,682
Chesapeake Funding II LLC — 3.11% 4/15/2031(f)	676,000	695,249
Daimler Trucks Retail Trust 2019-1 A4 — 2.79% 5/15/2025(f)	1,000,000	1,014,379
Dell Equipment Finance Trust 2019-2 A3 — 1.91% 10/22/2024(f)	263,000	262,087
Dell Equipment Finance Trust 2019-2 B — 2.06% 10/22/2024(f)	353,000	349,992

21

FPA FLEXIBLE FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Dell Equipment Finance Trust 2019-1 B — 2.94% 3/22/2024(f)	$1,000,000	$1,013,689
Great American Auto Leasing, Inc. 2019-1 B — 3.37% 2/18/2025(f)	252,000	259,608
GreatAmerica Leasing Receivables Funding LLC 2019-1 A4 — 3.21% 2/18/2025(f)	250,000	255,471
GreatAmerica Leasing Receivables Funding LLC Series 2018-1 B — 2.99% 6/17/2024(f)	255,000	257,943
HPEFS Equipment Trust 2019-1A B — 2.32% 9/20/2029(f)	100,000	99,928
John Deere Owner Trust 2019 A A4 — 3.00% 1/15/2026	532,000	543,778
Kubota Credit Owner Trust 2018-1A A4 — 3.21% 1/15/2025(f)	105,000	107,498
NextGear Floorplan Master Owner Trust 2019-1A A2 — 3.21% 2/15/2024(f)	934,000	953,011
NextGear Floorplan Master Owner Trust 2019-2A A2 — 2.07% 10/15/2024(f)	470,000	465,112
Verizon Owner Trust 2019 A B — 3.02% 9/20/2023	532,000	542,690
Verizon Owner Trust 2019-C A1A — 1.94% 4/22/2024	298,000	297,589
Verizon Owner Trust 2019-C B — 2.06% 4/22/2024	675,000	672,180
Verizon Owner Trust 2019-B B — 2.40% 12/20/2023	1,006,000	1,009,202
Volvo Financial Equipment LLC Series 2019-1A A4 — 3.13% 11/15/2023(f)	250,000	255,247
Wheels SPV 2 LLC 2019-1A A3 — 2.35% 5/22/2028(f)	1,033,000	1,034,349
		$13,142,575
OTHER — 3.0%
MelTel Land Funding LLC 2019-1A C — 6.07% 4/15/2049(f)	$312,000	$320,751
New Residential Advance Receivables Trust Advance Receivables Backed 2019-T3 AT3 — 2.512% 9/15/2052(f)	517,000	516,152
NRZ Excess Spread-Collateralized Notes Series 2018-PLS1 A — 3.193% 1/25/2023(f)	903,835	903,270
PFS Financing Corp. 2019-A A2 — 2.86% 4/15/2024(f)	1,000,000	1,012,375
PFS Financing Corp. 2019-A B — 3.13% 4/15/2024(f)	1,000,000	1,013,813
PFS Financing Corp. 2018-F A — 3.52% 10/15/2023(f)	446,000	450,848
		$4,217,209
TOTAL ASSET-BACKED SECURITIES (Cost $46,457,661)		$46,789,379
CORPORATE BONDS & NOTES — 1.4%
BASIC MATERIALS — 0.4%
Neon Holdings, Inc. — 10.125% 4/1/2026(f)	$550,000	$547,250
CONSUMER, NON-CYCLICAL — 0.7%
StoneMor Partners LP / Cornerstone Family Services of West Virginia Subsidiary — 11.50% 6/30/2024(f)	$956,148	$938,818

22

FPA FLEXIBLE FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
ENERGY — 0.3%
Natural Resource Partners LP / NRP Finance Corp. — 9.125% 6/30/2025(f)	$504,000	$451,080
TOTAL CORPORATE BONDS & NOTES (Cost $1,968,687)		$1,937,148
CORPORATE BANK DEBT — 7.5%
ABG Intermediate Holdings 2 LLC, 1M USD LIBOR + 7.750% — 9.549% 9/29/2025(a)(e)	$788,000	$786,030
BJ Services Inc., 3M USD LIBOR + 7.000% — 9.100% 1/3/2023(a)(b)(d)(e)	240,625	238,785
Frontier Communications Corp., 1M USD LIBOR + 3.000% — 4.799% 3/15/2024(a)(e)	672,000	652,398
General Nutrition Centers, Inc., 1M USD LIBOR + 7.000% — 8.800% 12/31/2022(a)(e)	949,000	944,255
Hanjin International Corp., 1M USD LIBOR + 2.500% — 4.299% 10/18/2020(a)(e)	107,000	106,465
JC Penney Corp., Inc., 3M USD LIBOR + 4.250% — 6.159% 6/23/2023(a)(e)	579,133	508,190
Logix Holding Co. LLC TL 1L, 1M USD LIBOR + 5.750% — 7.549% 12/22/2024(a)(e)	335,186	334,140
MEC Filo TL 1, 1M USD LIBOR + 9.500% — 11.500% 2/12/2021(a)(b)(d)(e)	1,087,000	1,087,000
Mediaco Holding, Inc. Class A, 1M USD LIBOR + 6.400% — 8.40% 11/25/2024(a)(b)(d)(e)	1,241,108	1,228,949
PHI, Inc., 1M USD LIBOR + 7.000% — 8.799% 9/4/2024(a)(e)	1,251,485	1,238,970
Polyconcept North America Holdings, Inc., 1M USD LIBOR + 4.500% — 6.20% 8/16/2023(a)(e)	802,000	799,995
Transform SR Holdings LLC Term Loan B, 3M USD LIBOR + 7.250% — 9.184% 2/12/2024(a)(e)	853,000	853,017
Windstream Holdings Inc., 1M USD LIBOR + 2.500% — 4.300% 2/26/2021(a)(e)	1,000,000	1,000,000
Xplornet Communication, Inc., 3M USD LIBOR + 4.000% — 5.945% 9/9/2021(a)(e)	676,549	669,824
TOTAL CORPORATE BANK DEBT (Cost $10,440,296)		$10,448,018

23

FPA FLEXIBLE FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
U.S. TREASURIES — 19.8%
U.S. Treasury Bills — 1.501% 1/7/2020(g)	$2,051,000	$2,050,587
U.S. Treasury Bills — 1.454% 1/14/2020(g)	16,011,000	16,003,100
U.S. Treasury Notes — 1.75% 7/15/2022	9,656,000	9,688,118
TOTAL U.S. TREASURIES (Cost $27,732,083)		$27,741,805
TOTAL BONDS & DEBENTURES — 100.0% (Cost $139,204,214)		$140,108,985
TOTAL INVESTMENT SECURITIES — 100.4% (Cost $139,819,999)		$140,598,383
SHORT-TERM INVESTMENTS — 0.2%
State Street Bank Repurchase Agreement — 0.12% 1/2/2020 (Dated 12/31/2019, repurchase price of $279,002, collateralized by $290,000 principal amount U.S. Treasury Notes — 1.25% 2021, fair value $288,808)	$279,000	$279,000
TOTAL SHORT-TERM INVESTMENTS (Cost $279,000)		$279,000
TOTAL INVESTMENTS — 100.6% (Cost $140,098,999)		$140,877,383
Other Assets and Liabilities, net — (0.6)%		(788,021)
NET ASSETS — 100.0%		$140,089,362

(a)  Restricted securities. These restricted securities constituted 7.81% of total net assets at December 31, 2019, most of which are considered liquid by the Adviser. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under policies adopted by authority of the Fund's Board of Trustees.

(b)  Investments categorized as a significant unobservable input (Level 3) (See Note 6 of the Notes to Financial Statements).

(c)  Non-income producing security.

(d)  These securities have been valued in good faith under policies adopted by authority of the Board of Trustees in accordance with the Fund's fair value procedures. These securities constituted 2.17% of total net assets at December 31, 2019.

(e)  Variable/Floating Rate Security — The rate shown is based on the latest available information as of December 31, 2019. For Senior Loan Notes, the rate shown may represent a weighted average interest rate.

24

FPA FLEXIBLE FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

Certain variable rate securities are not based on a published rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(f)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(g)  Zero coupon bond. Coupon amount represents effective yield to maturity.

25

FPA FLEXIBLE FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS — RESTRICTED SECURITIES

December 31, 2019

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
ABG Intermediate Holdings 2 LLC, 1M USD LIBOR + 7.750% — 9.549% 9/29/2025	01/07/2019, 01/18/2019, 02/12/2019, 03/28/2019, 09/20/2019, 09/27/2019, 10/16/2019	$ 782,448	$ 786,030	0.56%
BJ Services Inc., 3M USD LIBOR + 7.000% — 9.100% 1/3/2023	01/28/2019, 12/31/2019	238,785	238,785	0.17%
Frontier Communications Corp., 1M USD LIBOR + 3.000% — 4.799% 3/15/2024	12/10/2019	648,480	652,398	0.47%
General Nutrition Centers, Inc., 1M USD LIBOR + 7.000% — 8.800% 12/31/2022	12/04/2019, 12/11/2019	948,725	944,255	0.67%
Hanjin International Corp., 1M USD LIBOR + 2.500% — 4.299% 10/18/2020	10/31/2019	106,184	106,465	0.08%
JC Penney Corp., Inc., 3M USD LIBOR + 4.250% — 6.159% 6/23/2023	01/17/2019, 02/08/2019, 03/11/2019	517,809	508,190	0.36%
Logix Holding Co. LLC TL 1L, 1M USD LIBOR + 5.750% — 7.549% 12/22/2024	01/09/2019, 06/18/2019, 06/19/2019	335,100	334,140	0.24%
MEC Filo TL 1, 1M USD LIBOR + 9.500% — 11.500% 2/12/2021	11/7/2019	1,077,353	1,087,000	0.78%
Mediaco Holding, Inc. Class A, 1M USD LIBOR + 6.400% — 8.40% 11/25/2024	01/09/2019, 06/18/2019, 06/19/2019	1,228,871	1,228,949	0.88%
PHI Group, Inc.	08/19/2019	188,003	154,791	0.11%
PHI Group, Inc., Restricted	08/19/2019	427,782	334,607	0.24%
PHI, Inc., 1M USD LIBOR + 7.000% — 8.799% 9/4/2024	07/10/2019, 12/05/2019	1,229,294	1,238,970	0.88%
Polyconcept North America Holdings, Inc., 1M USD LIBOR + 4.500% — 6.20% 8/16/2023	11/18/2019	793,980	799,995	0.57%
Transform SR Holdings LLC Term Loan B, 3M USD LIBOR + 7.250% — 9.184% 2/12/2024	02/11/2019, 02/19/2019, 08/02/2019, 09/05/2019, 09/11/2019, 11/22/2019, 12/16/2019	858,788	853,017	0.61%
Windstream Holdings Inc., 1M USD LIBOR + 2.500% — 4.300% 2/26/2021	03/08/2019, 03/29/2019	997,435	1,000,000	0.71%

26

FPA FLEXIBLE FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS — RESTRICTED SECURITIES (Continued)

December 31, 2019

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
Xplornet Communication, Inc., 3M USD LIBOR + 4.000% — 5.945% 9/9/2021	06/13/2019, 06/28/2019, 09/24/2019	$677,044	$669,824	0.48%
TOTAL RESTRICTED SECURITIES		$11,056,081	$10,937,416	7.81%

See accompanying Notes to Financial Statements.
27

FPA FLEXIBLE FIXED INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investment securities — at fair value (identified cost $139,819,999)	$140,598,383
Short-term investments — at amortized cost (maturities 60 days or less)	279,000
Cash	30,923
Receivable for:
Capital Stock sold	1,010,596
Interest	348,647
Due from Adviser	31,205
Total assets	142,298,754
LIABILITIES
Payable for:
Investment securities purchased	1,877,010
Capital Stock repurchased	236,610
Accrued expenses and other liabilities	95,772
Total liabilities	2,209,392
NET ASSETS	$140,089,362
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — no par value; unlimited authorized shares; 13,883,776 outstanding shares	$139,338,109
Distributable earnings	751,253
NET ASSETS	$140,089,362
NET ASSET VALUE
Offering and redemption price per share	$10.13

See accompanying Notes to Financial Statements.

28

FPA FLEXIBLE FIXED INCOME FUND
STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Interest	$2,787,976
EXPENSES
Advisory fees	444,028
Trustee fees and expenses	83,500
Legal fees	77,645
Reports to shareholders	73,523
Transfer agent fees and expenses	67,485
Custodian fees	58,142
Filing fees	57,466
Audit and tax services fees	21,100
Administrative services fees	4,576
Other professional fees	4,143
Other	10,567
Total expenses	902,175
Reimbursement from Adviser	(554,731)
Net expenses	347,444
Net investment income	2,440,532
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on:
Investments	(67,175)
Net change in unrealized appreciation (depreciation) of:
Investments	778,384
Net realized and unrealized gain	711,209
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,151,741

See accompanying Notes to Financial Statements.

29

FPA FLEXIBLE FIXED INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS

Year Ended December 31, 2019(1)
INCREASE/(DECREASE) IN NET ASSETS
Operations:
Net investment income	$2,440,532
Net realized loss	(67,175)
Net change in unrealized appreciation (depreciation)	778,384
Net increase in net assets resulting from operations	3,151,741
Distributions to shareholders	(2,400,488)
Capital Stock transactions:
Proceeds from Capital Stock sold	143,104,215
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	1,963,802
Cost of Capital Stock repurchased	(9,080,908)
Net increase from Capital Stock transactions	135,987,109
Total change in net assets	136,738,362
NET ASSETS
Beginning of Year	3,351,000
End of Year	$140,089,362
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold	14,199,869
Shares issued to shareholders upon reinvestment of dividends and distributions	193,874
Shares of Capital Stock repurchased	(895,067)
Change in Capital Stock outstanding	13,498,676

(1) Operations of the Fund commenced on December 31, 2018, upon which the Fund sold 335,100 shares of capital stock worth $3,351,000

See accompanying Notes to Financial Statements.

30

FPA FLEXIBLE FIXED INCOME FUND
FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Year

Year Ended December 31, 2019
Per share operating performance:
Net asset value at beginning of year	$10.00
Income from investment operations:
Net investment income*	0.28
Net realized and unrealized gain on investment securities	0.10
Total from investment operations	0.38
Less distributions:
Dividends from net investment income	(0.25)
Net asset value at end of year	$10.13
Total investment return**	3.78%
Ratios/supplemental data:
Net assets, end of year (in $000's)	$140,089
Ratio of expenses to average net assets:
Before reimbursement from Adviser	1.01%
After reimbursement from Adviser	0.39%
Ratio of net investment income to average net assets:
Before reimbursement from Adviser	2.11%
After reimbursement from Adviser	2.74%
Portfolio turnover rate	30%

*  Per share amount is based on average shares outstanding.

**  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

See accompanying Notes to Financial Statements.

31

FPA FLEXIBLE FIXED INCOME FUND
NOTES TO FINANCIAL STATEMENTS

December 31, 2019

NOTE 1 — Significant Accounting Policies

FPA Flexible Fixed Income Fund (the "Fund"), a series of the FPA Funds Trust, is registered under the Investment Company Act of 1940, as a diversified, open-end, management investment company. The Fund's primary investment objective is to seek current income and long-term total return. Capital preservation is also a consideration. The Fund qualifies as an investment company pursuant to Financial Accounting Standard Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services — Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America, ("U.S. GAAP"). The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Disclosure of Fair Value Measurements.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Market discounts and premiums on fixed income securities are amortized over the expected life of the securities. Realized gains or losses are based on the specific identification method.

C.  Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

D.  Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2018-13, Fair Value Measurement (Topic 820) — Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. The amendments eliminate certain disclosure requirements for fair value measurements for all entities, requires public entities to disclose certain new information and modifies some disclosure requirements. The new guidance is effective for all entities for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. An entity is permitted to early adopt either the entire standard or only the provisions that eliminate or modify requirements. The Adviser is currently evaluating the impact of this new guidance on the Fund's financial statements.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Interest Rate and Credit Risk: The values of, and the income generated by, most debt securities held by the Fund may be affected by changing interest rates and by changes in the effective maturities and credit rating of

32

FPA FLEXIBLE FIXED INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2019

these securities. For example, the value of debt securities in the Fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities.

Mortgage-Backed and Other Asset-Backed Securities Risk: The values of some mortgage-backed and other asset-backed securities may expose the Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage related-securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If an unanticipated rate of prepayment on underlying mortgages increases the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may also fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Stripped Mortgage-Backed Interest Only ("I/O") and Principal Only ("P/O") Securities: Stripped mortgage backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest payments on the underlying mortgages (the I/O class), while the other class will receive all of the principal payments (the P/O class). The Fund currently has investments in I/O securities. The yield to maturity on I/Os is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield-to-maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in I/Os.

Credit Risk: Debt securities are subject to credit risk, meaning that the issuer of the debt security may default or fail to make timely payments of principal or interest. The values of any of the Fund's investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are generally subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions. The Fund invests a significant portion of its assets in securities of issuers that hold mortgage-and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market's perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain securities held by the Fund.

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its fair value equals or exceeds the current fair value of the repurchase agreements

33

FPA FLEXIBLE FIXED INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2019

including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a fair value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund's Portfolio of Investments.

NOTE 3 — Purchases and Sales of Investment Securities

Cost of purchases of investment securities (excluding short-term investments) aggregated $151,541,194 for the year ended December 31, 2019. The proceeds and cost of securities sold resulting in net realized losses of $67,175 aggregated $22,785,069 and $22,852,244, respectively, for the year ended December 31, 2019. Realized gains or losses are based on the specific identification method.

NOTE 4 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement (the "Agreement"), advisory fees were paid by the Fund to First Pacific Advisors, LP (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.50% of the Fund's average daily net assets. In addition, the Adviser has contractually agreed to reimburse the Fund for Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage fees and commissions payable by the Fund in connection with the purchase or sale of portfolio securities, and extraordinary expenses, including litigation expenses not incurred in the Fund's ordinary course of business) in excess of 0.39% of the average net assets of the Fund through December 31, 2019, in excess of 0.39% of net assets of the Fund for the year ended December 31, 2020, in excess of 0.49% of net assets of the Fund for the year ended December 31, 2021, and in excess of 0.59% of net assets of the Fund for the year ended December 31, 2022. During the term of the current expense limit agreement, beginning January 1, 2020 and ending December 31, 2022, any expenses reimbursed to the Fund by the Adviser during any of the previous 36 months may be recouped by the Adviser, provided the Fund's Total Annual Fund Operating Expenses do not exceed the then-applicable expense limit. Beginning January 1, 2023, any expenses reimbursed to the Fund by the Adviser during any of the previous 36 months may be recouped by the Adviser, provided the Fund's Total Annual Fund Operating Expenses do not exceed 0.64% of average net assets of the Fund for any subsequent calendar year, regardless of whether there is a then-effective higher expense limit. This agreement may only be terminated earlier by the Fund's Board of Trustees (the "Board") or upon termination of the Agreement

For the year ended December 31, 2019, the Fund paid aggregate fees and expenses of $83,500 to all Trustees who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser. For the year ended December 31, 2019, $31,205 was due to the Fund from the Adviser for reimbursement of expenses over the Fund's 0.39% expense limit.

NOTE 5 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code (the "Code") and intends to maintain this qualification

34

FPA FLEXIBLE FIXED INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2019

and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax reporting basis, which may differ from financial reporting.

For federal income tax purposes, the Fund had the following components of distributable earnings at December 31, 2019:

Unrealized appreciation	$778,318
Undistributed ordinary income	28,729
Capital loss carryover	(55,795)

The tax status of distributions paid during the fiscal years ended December 31, 2019 and 2018 were as follows:

	2019	2018
Dividends from ordinary income	$2,400,488	N/A
Distributions from long-term capital gains	—	N/A

The Fund utilizes the provisions of federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Act of 2010 (the "Act"), net capital losses recognized for fiscal years beginning after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses.

As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2019, the fund had short-term and long-term capital loss carryforwards of $55,795 and $0, respectively, to offset future realized capital gains.

The cost of investment securities held at December 31, 2019, was $140,099,064 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investments (excluding short-term investments) at December 31, 2019, for federal income tax purposes was $1,021,264 and $242,946, respectively resulting in net unrealized appreciation of $778,318. As of and during the year ended December 31, 2019, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The statute of limitations remains open for the last 3 years, once a return is filed. No examinations are in progress at this time.

NOTE 6 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day.

35

FPA FLEXIBLE FIXED INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2019

If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter ("OTC") market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. However, most fixed income securities are generally valued at prices obtained from pricing vendors and brokers. Vendors value such securities based on one or more of the following inputs: transactions, bids, offers quotations from dealers and trading systems, spreads and other relationships observed in the markets among comparable securities, benchmarks, underlying equity of the issuer, and proprietary pricing models such as cash flows, financial or collateral performance and other reference data (includes prepayments, defaults, collateral, credit enhancements, and interest rate volatility). Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by the authority of the Fund's Board of Trustees. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. These assumptions consider inputs such as proprietary pricing models, cash flows, prepayments, defaults, and collateral. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of December 31, 2019:

Investments	Level 1	Level 2	Level 3	Total
Common Stocks
Energy	—	—	$489,398	$489,398
Commercial Mortgage-Backed Securities
Agency	—	$4,578,393	—	4,578,393
Agency Stripped	—	1,342,485	—	1,342,485
Non-Agency	—	12,190,017	—	12,190,017
Residential Mortgage-Backed Securities
Agency Collateralized Mortgage Obligation	—	3,550,423	—	3,550,423
Agency Pool Fixed Rate	—	25,916,417	—	25,916,417
Agency Stripped	—	292,547	—	292,547
Non-Agency Collateralized Mortgage Obligation	—	4,118,165	1,204,188	5,322,353

36

FPA FLEXIBLE FIXED INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2019

Investments	Level 1	Level 2	Level 3	Total
Asset-Backed Securities
Auto	—	$12,858,178	—	$12,858,178
Collateralized Loan Obligation	—	12,788,013	—	12,788,013
Credit Card	—	3,783,404	—	3,783,404
Equipment	—	13,142,575	—	13,142,575
Other	—	4,217,209	—	4,217,209
Corporate Bonds & Notes	—	1,937,148	—	1,937,148
Corporate Bank Debt	—	7,893,284	$2,554,734	10,448,018
U.S. Treasuries	—	27,741,805	—	27,741,805
Short-Term Investment	—	279,000	—	279,000
	—	$136,629,063	$4,248,320	$140,877,383

The following table summarizes the Fund's Level 3 investment securities and related transactions during the year ended December 31, 2019:

Investments	Beginning Value at December 31, 2018	Net Realized and Unrealized Gains (Losses)*	Purchases	(Sales)	Gross Transfers In/(Out)	Ending Value at December 31, 2019	Net Change in Unrealized Appreciation (Depreciation) related to Investments held at December 31, 2019
Non-Agency Collateralized Mortgage Obligation	—	$191	$1,203,997	—	—	$1,204,188	$188
Common Stocks	—	(126,387)	615,785	—	—	489,398	(126,387)
Corporate Bank Debt	—	11,939	2,567,880	$(25,085)	—	2,554,734	9,725
	—	$(114,257)	$4,387,662	$(25,085)	—	$4,248,320	$(116,474)

*  Net realized and unrealized gains (losses) are included in the related amounts in the statement of operations.

Level 3 Valuation Process: Investments classified within Level 3 of the fair value hierarchy are valued by the Adviser in good faith under procedures adopted by authority of the Fund's Board of Trustees. The Adviser employs various methods to determine fair valuations including regular review of key inputs and assumptions, and review of related market activity, if any. However, there are generally no observable trade activities in these securities. The Adviser reports to the Board of Trustees at their regularly scheduled quarterly meetings, or more often if warranted. The report includes a summary of the results of the process, the key inputs and assumptions noted, and any changes to the inputs and assumptions used. When appropriate, the Adviser will recommend changes to the procedures and process employed. The value determined for an investment using the fair value procedures may differ significantly from the value realized upon the sale of such investment. Transfers of

37

FPA FLEXIBLE FIXED INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2019

investments between different levels of the fair value hierarchy are recorded at fair value as of the end of the reporting period. There were no transfers between Level 1, Level 2 or Level 3

The following table summarizes the quantitative inputs and assumptions used for items categorized as Level 3 within the fair value hierarchy as of December 31, 2019:

Financial Asset	Fair Value at December 31, 2019	Valuation Technique(s)	Unobservable Inputs	Range
Common Stock	$489,398	Restricted Assets (a)	Quotes/Prices	$6.50
Residential Mortgage — Backed Securities Non-Agency Collateralized Mortgage Obligation	$1,204,188	Third-Party Broker Quote (b)	Quotes/Prices	$100.02
Corporate Bank Debt	$2,315,949	Most Recent Capitalization (Funding) (c)	Cost	$99.02-$100.00
	$238,785	Pricing Model (d)	Amortized Cost	$99.24
	$2,554,734

(a)  The fair value is based on the recent trade activity obtained from market makers in this security.

(b)  The Third Party Broker Quote technique involves obtaining an independent third-party broker quote for the security.

(c)  The significant unobservable inputs used in the fair value measurement are based on the most recent funding. If the financial condition of the underlying assets were to deteriorate, or if the market comparables were to fall, the value of this investment could be lower.

(d)  The Pricing Model technique for Level 3 securities involves amortized cost. If the financials condition of the underlying assets were to deteriorate, of if the market comparables were to fall, the value of this investment could be lower.

NOTE 7 — Collateral Requirements

FASB ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities, requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Fund discloses both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Fund discloses collateral received and posted in connection with master netting agreements or similar arrangements. The Fund did not hold derivative positions during the year ended December 31, 2019.

The following table presents the Fund's OTC derivative assets, liabilities and master repurchase agreements by counterparty net of amounts available for offset under an International Swaps Derivatives Associations, Inc. Master Agreement ("ISDA Master Agreement") or similar agreements and net of the related collateral received or pledged by the Fund as of December 31, 2019:

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Assets (Liabilities) in the Statement of Assets and Liabilities	Security Collateral (Received) Pledged		Assets (Liabilities) Available for Offset	Net Amount of Assets and (Liabilities)*
State Street Bank and Trust Company:
Repurchase Agreement	$279,000	$(279,000	)**	—	—

*  Represents the net amount receivable (payable) from the counterparty in the event of default.

**  Collateral with a value of $288,808 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

38

FPA FLEXIBLE FIXED INCOME FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND
BOARD OF TRUSTEES OF FPA FLEXIBLE FIXED INCOME FUND

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of FPA Flexible Fixed Income Fund (the "Fund") (one of the funds constituting the FPA Funds Trust (the "Trust")), including the portfolio of investments, as of December 31, 2019, and the related statements of operations, changes in net assets and financial highlights for the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting the FPA Funds Trust) at December 31, 2019 and the results of its operations, changes in its net assets and its financial highlights for the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more FPA investment companies since 2018.

Los Angeles, CA
February 26, 2020

39

FPA FLEXIBLE FIXED INCOME FUND
SHAREHOLDER EXPENSE EXAMPLE

December 31, 2019 (Unaudited)

Fund Expenses

Mutual fund shareholders generally incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Even though the Fund does not charge transaction fees, if you purchase shares through a broker, the broker may charge you a fee. You should evaluate other mutual funds' transaction fees and any applicable broker fees to assess the total cost of ownership for comparison purposes.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value June 30, 2019	$1,000.00	$1,000.00
Ending Account Value December 31, 2019	$1,011.30	$1,023.24
Expenses Paid During Period*	$1.98	$1.99

*  Expenses are equal to the Fund's annualized expense ratio of 0.39%, multiplied by the average account value over the period and prorated for the six-months ended December 31, 2019 (184/365 days).

40

FPA FLEXIBLE FIXED INCOME FUND
PRIVACY POLICY

(Unaudited)

The FPA Funds consider customer privacy to be an essential part of their investor relationships and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former investors' non-public personal information. The FPA Funds have developed policies that are designed to protect this confidentiality, while permitting investor needs to be served.

Obtaining Personal Information

While providing investors with products and services, the FPA Funds, and certain service providers, such as the FPA Fund's Transfer Agents and/or Administrators, may obtain non-public personal information about investors, which may come from sources such as (i) account applications, subscription agreements and other forms, (ii) written, electronic or verbal correspondence, (iii) investor transactions, (iv) an investor's brokerage or financial advisory firm, financial advisor or consultant, and/or (v) from information captured on applicable websites. The non-public personal information that may be collected from investors may include the investor's name, address, tax identification number, birth date, investment selection, beneficiary information, and possibly the investor's personal bank account information and/or email address if the investor has provided that information, as well as the investor's transaction and account history with the FPA Funds.

Respecting Your Privacy

The FPA Funds do not disclose any non-public personal information provided by investors or gathered by the FPA Funds to third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the FPA Funds. Non-affiliated companies may from time to time be used to provide certain services, such as maintaining investor accounts, preparing and mailing prospectuses, reports, account statements and other information, and gathering shareholder proxies. In many instances, the investors will be clients of a third party, but the FPA Funds may also provide an investor's personal and account information to the investor's respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The FPA Funds reserve the right to report or disclose personal or account information to third parties in circumstances where the FPA Funds believe in good faith that disclosure is required or permitted under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by the FPA Funds in which an investor has invested. In addition, the FPA Funds may disclose information about an investor or an investor's accounts to a third party at the investor's request or with the consent of the investor.

Procedures to Safeguard Private Information

The FPA Funds are committed to their obligation to safeguard investor non-public personal information. In addition to this policy, the FPA Funds have implemented procedures that are designed to limit access to an investor's non-public personal information to internal personnel who require the information to complete tasks, such as processing transactions, maintaining client accounts or otherwise providing services the investor requested. Physical, electronic and procedural safeguards are in place to guard an investor's non-public personal information.

Information Collected from Websites

Websites maintained by the FPA Funds or its service providers may use a variety of technologies to collect information that helps the FPA Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as "cookies") allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. If you are a registered user of the FPA Funds' and/or their

41

FPA FLEXIBLE FIXED INCOME FUND
PRIVACY POLICY (Continued)

(Unaudited)

service providers' website, the FPA Funds, their service providers, or third party firms engaged by the FPA Funds and/or their service providers, may collect or share information submitted by you, which may include personally identifiable information. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The FPA Funds do not look for web browser "do not track" requests.

Changes to the Privacy Policy

From time to time, the FPA Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

FPA Funds

FPA Capital Fund, Inc., FPA Crescent Fund, FPA International Value Fund, FPA New Income, Inc., FPA Flexible Fixed Income Fund, FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc., Source Capital, Inc.

Revised: January 2019

42

FPA FLEXIBLE FIXED INCOME FUND
TRUSTEE AND OFFICER INFORMATION

(Unaudited)

Sandra Brown, Mark L. Lipson, Alfred E. Osborne, Jr., A. Robert Pisano, and Patrick B. Purcell are all Trustees of the Fund who are not "interested persons" of the Fund, as that term is defined in the 1940 Act (collectively, the "Independent Trustees"). Trustees serve until their resignation, removal or retirement. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling (800) 982-4372.

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Year First Elected as Trustee of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Sandra Brown, 1955	Trustee	2016	Consultant (since 2009). Formerly, CEO and President of Transamerica Financial Advisers, Inc. (1999-2009); President, Transamerica Securities Sales Corp. (1998-2009); Vice President, Bank of America Mutual Fund Administration (1990-1998). Director/Trustee of FPA Capital, Inc., FPA Funds Trust, FPA New Income, Inc., FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital, Inc. (since October 2016).	8	None
Mark L. Lipson, 1949	Trustee & Chairman	2015	Registered Investment Adviser, ML2 Advisors, LLC (since 2014). Formerly Managing Director, Bessemer Trust (2007-2014) and US Trust (2003-2006); Chairman and CEO of the Northstar Mutual Funds (1993-2001); and President and CEO of the National Mutual Funds (1988-1993). Director/Trustee of FPA Capital, Inc., FPA Funds Trust, FPA New Income, Inc., FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital, Inc. (since October 2015).	8	None
Alfred E. Osborne, Jr., 1944	Trustee	2002	Senior Associate Dean, (since July 2003), Interim Dean (July 2018-June 2019), Professor and Faculty Director Price Center for Entrepreneurship and Innovation at the John E. Anderson School of Management at UCLA. Dr. Osborne has been at UCLA since 1972. Director/Trustee of FPA Capital Fund, Inc. and FPA New Income, Inc. (since 1999), of FPA Funds Trust (since 2002), of FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital, Inc. (since 2013).	8	Kaiser Aluminum, and Wedbush, Inc.

43

FPA FLEXIBLE FIXED INCOME FUND
TRUSTEE AND OFFICER INFORMATION (Continued)

(Unaudited)

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Year First Elected as Trustee of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
A. Robert Pisano, 1943	Trustee	2013	Consultant (since 2012). Formerly, President and Chief Operating Officer of The Motion Picture Association of America, Inc. (October 2005-2011). Formerly, National Executive Director and Chief Executive Officer of The Screen Actors Guild (2001-2005). Director/Trustee of FPA Paramount Fund, Inc. and FPA U.S. Value Fund, Inc. (since 2012), and of FPA Capital, Inc., FPA Funds Trust, FPA New Income, Inc. and Source Capital, Inc. (since 2013).	8	Resources Global Professionals
Patrick B. Purcell, 1943	Trustee	2006	Retired (since 2000). Formerly, Consultant to Paramount Pictures 1998-2000; Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures (1983-1998). Director/Trustee of FPA Capital, Inc., FPA Funds Trust and FPA New Income, Inc. (since 2006), of Source Capital, Inc. (since 2010), of FPA U.S. Value Fund, Inc. and FPA Paramount Fund, Inc. (since 2012).	8	None
"Interested" Trustee(2)
J. Richard Atwood, 1960	Trustee	2016	Director and President of FPA GP, Inc., the General Partner of the Adviser (since October 2018). Director/Trustee of each FPA Fund (since 2016). President of each FPA Fund (since 2015). Formerly, Managing Partner of FPA (2006-2018). Formerly, until 2015, Treasurer of each FPA Fund for more than the past five years.	8	None
Steven Romick, 1963	Trustee	2002	Director and President of FPA GP, Inc., the General Partner of the Adviser (since October 2018). Vice President (since February 2015) and Portfolio Manager of FPA Crescent Fund (since June 1993) and of Source Capital, Inc. (since 2015). Formerly, Managing Partner of FPA (2010-2018). Formerly, President of the Trust (2002-2015).	3	None

(1)  The address of each Trustee is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025.

(2)  "Interested person" within the meaning of the 1940 Act by virtue of their affiliation with the Fund's Adviser.

44

FPA FLEXIBLE FIXED INCOME FUND
TRUSTEE AND OFFICER INFORMATION (Continued)

(Unaudited)

Officers of the Fund. Officers of the Fund are elected annually by the Board.

Name, Address(1) and Year of Birth	Position with Fund	Year First Elected as Officer of the Fund	Principal Occupation(s) During the Past Five Years
Thomas. H. Atteberry, 1953	Vice President and Portfolio Manager	2018	Partner of FPA. Formerly Chief Executive Officer of the FPA New Income (until February 2015). Vice President and Portfolio Manager of FPA New Income (since 2004).
Abhijeet Patwardhan, 1979	Vice President and Portfolio Manager	2018

Partner (since January 2017) and a Director of Research (since April 2015) of FPA; Managing Director of FPA from November 2015 to January 2017, Senior Vice President of FPA from January 2014 to November 2015; Analyst and Vice President of FPA from June 2010 to December 2013. Vice President and Portfolio Manager of FPA Flexible Fixed Income Fund (since December 2018).

J. Richard Atwood, 1960	President	2002

Director and President of FPA GP, Inc., the General Partner of FPA (since October 2018). Director/Trustee of each FPA Fund (since May 2016). President of each FPA Fund (since February 2015). Formerly, Managing Partner of FPA (2006-2018). Formerly, until February 2015, Treasurer of each FPA Fund for more than the past five years.

Karen E. Richards, 1969	Chief Compliance Officer	2019

Chief Compliance Officer of FPA (since August2018). Formerly, Deputy Chief Compliance Officer of First Republic Investment Management, LLC (from February 2016 to March 2018), and Vice President, Senior Compliance Officer of Pacific Investment Management Company (from June 2010 to January 2016).

E. Lake Setzler III, 1967	Treasurer	2006

Senior Vice President (since January 2013) and Controller of FPA; and Treasurer of each FPA Fund (since February 2015). Formerly, until February 2015, Assistant Treasurer of each FPA Fund (February 2006 to February 2015).

Rebecca D. Gilding, 1979	Secretary	2019

Vice President and Counsel, State Street Bank and Trust Company (since April 2016). Formerly, Assistant Vice President and Associate Counsel, Brown Brothers Harriman & Co. (September 2013 to April 2016).

(1)  The address for each Officer (except Ms. Gilding) is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025. Ms. Gilding's address is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111.

45

FPA FLEXIBLE FIXED INCOME FUND

(Unaudited)

INVESTMENT ADVISER

First Pacific Advisors, LP
11601 Wilshire Boulevard, Suite 1200
Los Angeles, CA 90025

TRANSFER & SHAREHOLDER
SERVICE AGENT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175
or
235 West Galena Street
Milwaukee, WI 53212-3948
(800) 638-3060

CUSTODIAN AND ADMINISTRATOR

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

TICKER SYMBOL: FPFIX
CUSIP: 30254T718

DISTRIBUTOR

UMB Distribution Services, LLC
235 West Galena Street
Milwaukee, Wisconsin 53212-3948

LEGAL COUNSEL

Dechert LLP
One Bush Street, Suite 1600
San Francisco, California 94104

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

Ernst & Young LLP
725 South Figueroa Street
Los Angeles, California 90017

This report has been prepared for the information of shareholders of FPA FLEXIBLE FIXED INCOME FUND, and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

A description of the policies and procedures that the Adviser uses to vote proxies related to the Fund's portfolio securities is set forth in the Fund's Statement of Additional Information which is available without charge, upon request, on the Fund's website at www.fpa.com or by calling (800) 982-4372 and on the Securities and Exchange Commission's website at www.sec.gov.

The Fund's complete proxy voting record for the 6 months ended June 30, 2019 is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-PORT with the SEC, is available on the SEC's website at www.sec.gov.

Additional information about the Fund is available online at www.fpa.com. This information includes, among other things, holdings, top sectors, and performance, and is updated on or about the 15th business day after the end of each quarter.

Distributor:

UMB DISTRIBUTION SERVICES, LLC

235 West Galena Street
Milwaukee, Wisconsin 53212

Annual Report

December 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, we intend to no longer mail paper copies of the Fund's shareholder reports, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the FPA Funds website (fpa.com/funds), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or enroll in e-delivery at fpa.com (for accounts held directly with the Fund).

You may elect to continue to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you may inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at (800) 638-3060. Your election to receive reports in paper will apply to all funds held with the FPA Funds or through your financial intermediary.

FPA International Value Fund

FPA INTERNATIONAL VALUE FUND
LETTER TO SHAREHOLDERS

"Welcome to a world in which everything you learned about risk/return analysis (...) is not only worthless but detrimental to your career path. The Fed paying cash to dumb down an entire investment community."

Danielle DiMartino Booth, CEO and Chief Strategist, Quill Intelligence. January 2, 2020

"Businesses are worth more money if interest rates fall and stocks rise (...) And after a while, rising prices themselves alone will keep people excited and cause more people to enter the game (...) People tend to forget about the importance of the price they pay as the experience of a bull market just sort of dulls the senses."

Warren Buffett, Chairman and CEO, Berkshire Hathaway. May 5, 1997

"We all are going to pay a horrible price someday but in the meantime it's a lot of fun for a lot of people."

Jim Rogers, Chairman, Beeland Interests. January 10, 2020

Dear Fellow Shareholders,

In the fourth quarter of 2019, the FPA International Value Fund (the "Fund") returned 9.35% (in U.S. currency), net of fees and expenses (the Fund's most recent total expense ratio was 1.29%). This compared to 8.92% over the same period for the MSCI All Country World Index (ex-U.S.) (Net) (the "Index").

Over the full calendar year, the Fund returned 24.05%, net of fees and expenses (the Fund's most recent total expense ratio was 1.29%), versus 21.51% for the Index over the same period.

Most importantly, since its inception on Dec. 1, 2011, the Fund had an annualized return of 8.48% (in U.S. currency), net of fees and expenses (the Fund's net expense ratio averaged around 1.29% since inception). This compares to an annualized return of 6.58% for the Index over a similar period.1

In addition, we note that cash and equivalent holdings on average accounted for 35% and 29% of the Fund's total assets in the fourth quarter and over the full calendar year, respectively. Since the Fund's inception, cash exposure has averaged 31% of assets, while fluctuating from less than 12% to more than 40%, depending on the availability of suitable investment opportunities.

Holdings performance

Portfolio holdings (i.e., excluding cash and cash equivalents) outperformed the Index in the quarter and over the full calendar year by an even larger margin, with returns of 15%, and close to 35%, respectively (in U.S. currency), compared to approximately 9% and 22% for the Index, respectively. Most importantly given our long-term focus, the annualized return on the Fund's investments since inception is 14% (in U.S. currency), compared to less than 7% for the Index.2

1  The Index's annualized return of 6.58% is for the period from Nov. 30, 2011 to Dec. 31, 2019 in U.S. currency. From Dec. 1, 2011 to Dec. 31, 2019, the Index has produced an annualized return of 6.46%.

2  The performance of the portfolio holdings segment of the Fund is presented gross of investment management fees, transactions costs, and Fund operating expenses, which if included, would reduce the returns presented. Performance of the portfolio holdings also excludes the impact of cash and cash equivalents. An investor in the Fund cannot achieve these returns. Please refer to the first page for overall net performance of the Fund since inception. The long equity performance information shown is for illustrative purposes only and may not reflect the impact of material economic or market factors. No representation is being made that any account, product or strategy will or is likely to achieve profits, losses, or results similar to those shown.

Past performance is no guarantee, nor is it indicative, of future results.

1

FPA INTERNATIONAL VALUE FUND
LETTER TO SHAREHOLDERS

(Continued)

Unsurprisingly given the Fund's performance, return contributions were positive across the board in the fourth quarter, with only two holdings negatively impacting performance in the period (though only modestly): Alcon and G8 Education (G8). Alcon is a recent addition to the portfolio (see Portfolio Activity for description). As is often the case with our value investment approach, Alcon's shares had been under pressure when we started purchasing the stock,3 and this negative momentum continued through most of the rest of the year, despite the rising market. G8 is a long standing holding of the Fund (see Worst Performer for description). However, as stated in the third quarter commentary, we had previously sold out of the stock almost completely, following a sharp increase in the share price (up 91% — in U.S. currency — from its low in October 2018 to its high in February 2019). When the stock experienced a sharp decline in the subsequent months, and reached new lows by the end of the year, we took advantage of the price weakness to buy back shares and rebuild our position in G8. That also negatively impacted the Fund's returns in the short-term.

In the third quarter, we also noted that the decline of the Fund's UK holdings had negatively impacted the Fund's performance. We inferred that this may have been a function of the recent change in government, uncertainty around plans for the country to exit the European Union (Brexit), and growing fears that Jeremy Corbyn (who planned to institute radical socialist policies) could become the next Prime Minister. Boris Johnson's (who vowed to follow through with Brexit) biggest Conservative Party's election win, the biggest Conservative Party win in over 20 years, helped ease many of these concerns and drove a rebound in the UK market. Together, the Fund's UK and Irish holdings accounted for about 60% of the total positive contribution in the fourth quarter.

However, we believe these short-term price developments say little about the underlying fundamentals and intrinsic value of our individual holdings. Focus should remain on their long-term business prospects rather than macro-economic fluctuations, political news flow, or headline noise. As always, we encourage shareholders to evaluate the stock performance of our investments over longer periods of time.

Worst performer

The largest detractor to performance this quarter, as noted above, was G8, with a contribution to return of -0.58%. It was also the Fund's worst-performing holding, with a share price that fell 23.54% (in U.S. currency).4,5

Based in Australia, G8 is one of the country's largest operators of childcare centers. We commented on the G8 in past commentaries, in particular in the fourth quarter of 2018, after the stock price strongly recovered.

We first invested in G8 when the group started to experience material cyclical challenges.6 Too much capital desperate for yields had been flowing into properties used for early education. As supply overshot demand,

3  The Fund first started investing in Alcon in Q3 2019.

4  Based on the percentage of G8's share price change from Sept. 30 to Dec. 31, 2019 in U.S. currency. This share price change may not equate with the performance of the holding in the Fund. As of Dec. 31, 2019, G8 represented 2.52% of the Fund's assets.

5  Detractors and contributors noted throughout this Commentary are presented gross of investment management fees, transactions costs, and Fund operating expenses, which if included, would reduce the returns presented. The information provided does not reflect all positions purchased, sold or recommended by FPA during the quarter. A copy of the methodology used and a list of every holding's contribution to the overall Fund's performance during the quarter is available by contacting FPA Client Service at crm@fpa.com. It should not be assumed that recommendations made in the future will be profitable or will equal the performance of the securities listed.

6  The Fund first started investing in G8 in Q3 2017.

Past performance is no guarantee, nor is it indicative, of future results.

2

FPA INTERNATIONAL VALUE FUND
LETTER TO SHAREHOLDERS

(Continued)

occupancy levels were negatively impacted. The resulting pressure triggered material changes at G8 in ownership, management, and strategic focus. The combination of all these disruptive forces presumably caused significant weakness in the company's share price, which we took advantage of to build the position.

While we expected G8's underlying business to remain under pressure in the short term, we believed that the aforementioned changes would be positives and that they presented opportunities for improvements after years of poorly managed growth. Furthermore, we expected long-term structural drivers to support growth in demand for early education, and we thought G8's business fundamentals were strong.

As the market started showing signs of improvement and some of the initiatives launched by G8's new CEO began having a positive impact on the business, market sentiment shifted and the company's shares rallied. Consistent with our investment discipline, we proceeded to take profits and sold most of the position by the first quarter of 2019.

More recently, however, further business updates disappointed, and confidence in continued improvements in market conditions faded, causing the stock price to fall sharply. The shares declined more than 20% (in U.S. currency) in the month of November alone and returned to their 2018 lows.

Patience continues to be required for supply and demand of early education properties in Australia to find an equilibrium. However, we have not seen any structural changes in these short few months that would require us to revise our underlying assessment of the fundamentals of the G8 business, its management team, or its balance sheet, and thus, our estimate of its intrinsic value. We therefore took advantage of the renewed weakness in the share price to rebuild the Fund's position in G8.

Best performer

The Fund's biggest contributor to performance this quarter was Ryanair, with a contribution to return of 1.94%. It was also the Fund's second-best-performing holding, with a share price that rose 42.71% (in U.S. currency). The Fund's best-performing holding was Volution, with a share price that increased 64.45% (in U.S. currency).7

Based in Ireland, Ryanair is one of Europe's leading passenger airlines. We have commented several times on this name in previous commentaries, most recently in the second quarter of 2019 (when we highlighted, in our view, the stock's particularly attractive valuation), as the company has experienced many difficulties that have weighed negatively on both its operating results and its share price in recent years. Problems have ranged from pilot roster-related flight cancellations, strike-ridden labor negotiations, and air traffic control disruptions, to increased fuel prices and the uncertainties associated with Brexit. We believe none of those were structural threats to Ryanair's long-term dominance in its market, and its seasoned management team has been able to manage most of them. Most recently, however, Ryanair has had to deal with the Boeing 737 Max issue. Following two deadly crashes, the Max came under intense scrutiny over several design flaws, and was grounded by authorities effectively until further notice. It is extremely difficult to determine what will become of the Max in the months to come. The aircraft plays an important part in Ryanair's plans to grow its business going forward, which means the group may have to rethink its mid-term strategy.

7  Based on the percentage of Ryanair and Volution's share prices change from Sept. 30 to Dec. 31, 2019 in U.S. currency. These share price changes may not equate with the performance of the holdings in the Fund. As of Dec. 31, 2019, Ryanair and Volution represented 4.85% and 2.11% of the Fund's net assets, respectively.

Past performance is no guarantee, nor is it indicative, of future results.

3

FPA INTERNATIONAL VALUE FUND
LETTER TO SHAREHOLDERS

(Continued)

In the meantime, Ryanair's many competitive advantages and the sustained growth in demand for air travel have helped the company generate good operating performance. Most recently, the group raised its profit guidance for 2019 by an impressive 20%.8 Such momentum, combined with the high quality of the business and a debt-free balance sheet, was likely an important driver behind the recent share price increase.

Based in the UK, Volution is a leading manufacturer of ventilation systems. As noted in our third quarter commentary, we increased the Fund's holdings of Volution on share price weakness during that period. The negative momentum was presumably driven by the short-term disruption the business experienced amid the complex consolidation of its Slough and Reading facilities into a single modernized injection molding and fan assembly facility. However, operations subsequently returned to normal with the new site delivering the anticipated efficiency gains. This likely explains the recovery in the share price this quarter.

Despite the recent performance of these two holdings, we remain interested in being shareholders of both Ryanair and Volution so long as their stock prices continue to offer an appropriate margin of safety.

Portfolio activity9

As always, through the quarter we continued to add to holdings we believe offer compelling discounts to intrinsic value, and to trim positions that are becoming less attractively priced. We also rebalanced individual positions based on relative discounts to intrinsic value. While this helps ensure that our most compelling investments are more heavily weighted to drive performance, it is important to realize that it can also inflate portfolio turnover at times, particularly if short-term volatility rises.

Specifically, we increased the Fund's ownership of some portfolio companies whose stocks experienced material weakness. Those included G8 and Alcon (a leading manufacturer of eye care products and related surgical equipment), as per our previous comments. Among the Fund's largest existing holdings, we also increased the portfolio's investments in Cap Gemini (a global leading provider of consulting and technology services), which experienced some negative volatility on overblown fears of softer trading conditions, and in Ubisoft (one of the world's largest video game developers). We commented in the past on how challenging the year has been for game developers. We noted that it created an opportunity for us to increase the Fund's exposure to the industry, which we researched extensively prior to investments in companies like Keywords or Sumo (both leading providers of game development services). Ubisoft was particularly hard hit. It reported weak results and had to write-down the latest sequel of key game franchise Ghost Recon. It also postponed the release of three important new games originally expected by year-end.

During the period, we also made some new purchases, including shares of ISS A/S. Based in the Denmark, ISS is a global leading provider of cleaning, catering, support, security, and facility management services.

Because of positive performance, we trimmed several of the Fund's holdings. Those included Volution and Ryanair whose stocks experienced notable increases in price as previously discussed. We also reduced the size of several other holdings, including Naver (a leading Korean provider of internet-based services) and EssilorLuxottica (a global leading manufacturer of both ophthalmic lenses and eyeglass frames).

8  Ryanair raised profit guidance on January 10, 2020 for year ending March 31, 2020 in a note to investors.

9  The information provided does not reflect all positions purchased, sold or recommended by FPA during the quarter. It should not be assumed that an investment in the securities listed was or will be profitable.

Past performance is no guarantee, nor is it indicative, of future results.

4

FPA INTERNATIONAL VALUE FUND
LETTER TO SHAREHOLDERS

(Continued)

We first had the opportunity to build meaningful exposure to Essilor and Luxottica when their share prices fell amid fears that the European Commission wouldn't approve the merger of the two companies. A second opportunity came after the deal closed, when known internal tensions became public between senior executives on each side over the governance of the merged entity.10 More recently, however, the market appeared to shift its focus toward what we believe to be the unique quality of EssilorLuxottica's business and the potential large opportunities to extract synergies from the merger as well as the subsequent acquisition of GrandVision (see details below).

We mentioned Naver in our last commentary, as the operator of South Korea's dominant internet portal had announced in the third quarter of 2019 that it would spin off its mobile payment division, which helped lift the company's share price. Subsequently, the group reported that it plans to merge its Japanese messaging app operator, Line Corp, with SoftBank's internet subsidiary Yahoo! Japan (which recently acquired Japan's biggest online fashion retailer Zozo and changed its name to Z Holdings). The deal creates a new local tech powerhouse with leading positions across key strategic segments and strong shareholder backing. As such, it was received positively by the market and led to further improvement in Naver's stock price.

During the quarter, we also completed the sale of several holdings, including GrandVision, Avon Rubber (Avon), Melrose, and Totvs.

Based in the Netherlands, GrandVision is a leading global optical retailer. The group sells and distributes prescription eyeglasses, contacts, eye care products and sunglasses in Europe and Asia. As mentioned above, EssilorLuxottica acquired GrandVision in July. The sale price of 28 euros per share was effectively in line with our estimated intrinsic value per share.

Based in the UK, Avon has mainly operated two distinct businesses. In its Protection division, the group is a producer of gas masks for the U.S. military. In Dairy, it is a leading manufacturer of dairy liners. When we purchased the stock, Avon was transitioning away from its historical rubber-based commodity businesses and suffering from two issues. On the Protection side, it had to manage the conversion of a large contract with the U.S. Department of Defense from procurement to sustainment status (meaning lower volumes). On the Dairy side, Avon was experiencing weak performance driven by a downturn in milk prices. However, management successfully steered the business through these challenging times. More importantly, they subsequently expanded into new geographies, new end-markets, and successfully rolled out new products, which positively contributed to performance. Last quarter, Avon announced the acquisition of 3M's ballistic protection business. This appeared to give the market confidence in management's long-term plans to transform Avon into a leading manufacturer of respiratory protection systems for the military and law enforcement markets, which led to further increases in the stock price.

Based in the UK, Melrose is effectively a publicly traded private equity firm with a highly concentrated buy-and-improve strategy. Its most recent investment was the acquisition in early 2018 of GKN, a publicly listed industrial conglomerate also based in the UK. As mentioned last quarter, the stock has responded positively to reports that management is delivering the planned operating efficiencies at GKN and delivering robust performance amid cyclical and structural headwinds in its key automotive and aerospace markets.

10  We first built meaningful exposure to Essilor and Luxottica in the Fund in Q4 2017. The merger of Essilor and Luxottica occurred in Q4 2018.

Past performance is no guarantee, nor is it indicative, of future results.

5

FPA INTERNATIONAL VALUE FUND
LETTER TO SHAREHOLDERS

(Continued)

We have written several times about Totvs in previous commentaries, and we noted in the third quarter that we were trimming the position. Based in Brazil, Totvs is the country's leading provider of enterprise software solutions. It typically targets small- and medium-sized enterprises (SMEs). We started investing in the company at a uniquely difficult time for Totvs. Given its domestic focus, large exposure to SMEs, and natural correlation with employment, the business was hit particularly hard by the multi-year economic downturn,11 along with inflationary pressure on both tech wages and payroll taxes. During the period, Totvs also went through the integration of a sizable acquisition, along with a broader reorganization of its operations and management. Lastly, like many providers of software solutions, the group was shifting its business model from selling upfront licenses to offering subscriptions. We believe that while the long-term effect of this migration is an increase in the present value of the firm's customer relationships, the short-term impact is a decline in profitability. Even under normal economic conditions, such a transition can depress profits over multiple years. The confluence of so many challenges put significant pressure on the group's results, which in turn negatively impacted its share price and created what we believed to be a compelling opportunity to invest (notwithstanding the weak currency).

In typical fashion, the investment in Totvs was predicated on the combination of short-term headwinds for the stock price and compelling long-term prospects for the business. At the time, we recognized conditions could remain challenging for a few years, as we estimated that the company was only halfway through a four-year business transition that started in 2015. However, we believed the new subscription model would enhance the company's value, and that the macro environment would improve eventually. We also expected favorable results from the reorganization and the hiring of new talent. More fundamentally, we viewed Totvs as a high-quality business, with a dominant position in a market that is both difficult to penetrate and constantly changing. Its products are high value-added solutions and appear to be a must-have for users, thereby commanding renewal rates in excess of 90%.12 Before the transition, the group had consistently generated double-digit annual revenue growth and margins above 20%. Even in the economic downturn, the business still generated returns north of 30% and strong free cash flows. The balance sheet was robust. Lastly, the chief executive had an impressive reputation in the industry, and we believed he could attract top industry talents. He was also a large shareholder in the group.

As several of the aforementioned long-term expectations became more immediate prospects, the market appeared to recognize Totvs' many compelling qualities, and the group's stock price improved significantly.

With Totvs now sold, there is little exposure left to Brazil in the portfolio. As some readers will remember, we highlighted the Brazilian opportunity several times in the earlier part of 2018. At the time, we reported that we were taking advantage of the combination of a material decline in the market and a depressed currency to invest a large portion of the portfolio's assets (over 20%) in a handful of local high-quality companies.

In each of the cases above, and consistent with our investment discipline, we sold the position as the stock price increased and the discount to intrinsic value unwound. While these companys' stocks no longer trade at what we would consider an appropriate margin of safety, we continue to view Avon, Melrose, and Totvs as high-quality, well-run businesses, and we would be interested in becoming shareholders again, subject to being able to buy their shares at a significant discount to intrinsic value.

11  The most recent economic downturn in Brazil occurred during the period March 2015 to 2Q 2017. Source: TOTVS Q4 2018 earnings release. Renewal rates as of Q4 2018 were 97.9%.

Past performance is no guarantee, or indicative, of future results

12  Source: TOTVS Q4 2018 earnings release. Renewal rates as of Q4 2018 were 97.9%.

6

FPA INTERNATIONAL VALUE FUND
LETTER TO SHAREHOLDERS

(Continued)

Portfolio turnover

It is rewarding to see the prices of our holdings increase because it validates each underlying thesis and the intense research work needed to support them. It has created wealth for the Fund's shareholders (us included). Nonetheless, we find ourselves frustrated by the resulting portfolio turnover.

Based on historical experience, we would expect it could take three to five years for the market to understand the value of one of the Fund's holdings, and for its share price to converge toward our assessment of intrinsic value (itself accruing in the meantime). This means we would expect the average holding period to be three to five years and the portfolio turnover to be in the 20% to 30% range.

In practice, the discounts have unwound much faster than expected and triggered higher turnover in the portfolio. That was the case with the Fund's European investments during the sovereign-debt crisis, cyclical commodity-related investments in the economic downturn, UK holdings after Brexit, technology-driven opportunities, and most recently, the high exposure to Brazilian equities.

Part of this turnover is a function of our ability to rebalance the portfolio on an on-going basis to help ensure that our better ideas have greater weighting in the Fund. Nonetheless, even when measured in terms of names that have come in and out of the portfolio, turnover has been higher than we would want. A lower turnover means lower costs, reduced taxes, and less research work (which can mean fewer mistakes).

It is important to highlight and to understand that this higher turnover has been a product of two things: 1) the success of the Fund's investments, and 2) the flexibility to hold cash in the absence of opportunities that can satisfy all our investment criteria. In almost every case, decisions to sell were a function of the full unwinding of the discount, combined with not having the obligation to find a replacement when selling a holding. Unlike with a fully invested portfolio, we cannot justify hanging on to a stock that offers little or no upside based on the argument that no known tax-adjusted alternative could produce a better return. Embedded future losses are not an option for us. Cash is always a next-best alternative for us.

When looking at the Fund's portfolio holdings returns in years like 2012 (+37%), 2013 (+31%), 2017 (+43%), and 2019 (+34%), it is easy to see how this approach would have created high turnover. We invest in stocks that we believe trade at a discount to our estimates of intrinsic value in excess of 30%, yet in each of these years, the Fund's holdings together generated a return well in excess of 30%.13 That means many of the Fund's positions saw their expected upside realized in a short period (vs. only a limited increase in intrinsic value in the meantime) and had to be sold, which pushed the Fund's turnover higher.

Portfolio profile

Net of the aforementioned transactions, the Fund remained focused on our best ideas, with 24 disclosed positions at the end of the period. The top 10 positions accounted for 33% of the Fund's total assets, and 51% of

13  Note: The return of the Fund's portfolio holdings are gross of fees and expenses, and do not include the impact of cash and cash equivalents, which if included, would reduce the returns presented. The return of the Fund's portfolio holdings does not equate with the net performance of the Fund. An investor in the Fund would not have achieved these gross returns during these periods. The Fund's net returns during these periods were: 2012 (+24%), 2013 (+18%), 2017 (+27%), and 2019 (+24%). Please refer to the first page for overall net performance of the Fund since inception. The portfolio holdings only performance information shown herein is for illustrative purposes only and may not reflect the impact of material economic or market factors. No representation is being made that any account, product or strategy will or is likely to achieve profits, losses, or results similar to those shown. Past performance is no guarantee, nor is it indicative, of future results.

7

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LETTER TO SHAREHOLDERS

(Continued)

the invested portion. The top five accounted for 18% of total assets and 28% of the invested portion. The weighted average discount to fair value of these holdings was close to 22% at the end of the fourth quarter.14

The Fund's median capitalization size was $18 billion, and the weighted average was $55 billion at the end of the period. Sixty percent of the Fund's invested assets were in companies with a market capitalization of more than $10 billion. However, we do not consider a company's market capitalization to be a relevant criterion from an investment perspective. We are invested across a wide range of market capitalization sizes, from less than $400 million to more than $400 billion. That's been the case since the Fund's inception, and we have delivered positive returns across that market capitalization spectrum.

We are similarly indifferent to which sector a company operates in, or where it happens to be domiciled. Nonetheless, looking at the Fund's geographic profile at the end of the quarter, 44% of total assets were invested in companies domiciled in Europe (ex-UK). The Fund's exposure to the UK stood at 11% of total assets as of December 31. We were starting to see many possible compelling value opportunities in that market going into the fourth quarter, especially among high-quality cyclicals and industrials (which accounted for a meaningful portion of our idea pipeline at the time). We presumed those opportunities were driven by political uncertainties and concerns that industrial activity had entered a down-cycle. Much to our frustration, the combination of several central banks pumping more money into the markets (presumably to fight off the downturn), a favorable outcome in the elections, and a sudden shift toward so-called value stocks, caused most of these names to rally by 20% or more in the last few weeks of the year, along with some of the Fund's holdings (such as Volution and Melrose, as mentioned above).15

Due to the further reduction of the Fund's investments in Brazilian companies, emerging markets exposure fell to 8% of total assets. With the increased investment in G8, Australia rose to 3% of total assets. We still had no direct exposure to Japan as of the end of this quarter.

From a sector standpoint, we often migrate toward businesses that are cash generative and not very capital intensive. Those include service-type businesses and consumer goods companies. At the end of the quarter, discretionary and staples together accounted for 18% of total assets. The Fund had similarly meaningful exposure to industrials, which accounted for 19% of total assets. Healthcare accounted for 3% of total assets. The Fund's largest exposure, however, was to technology and communications, which accounted for 23% of total assets. We had 3% of assets invested in financials, which reflected the Fund's investment in AIB. Outside of that, we have had no exposure to banks since the Fund's inception. We noted in previous commentaries the challenges often

14  Weighted average discount to fair value refers to the weighted average discount to fair value of all securities in the Fund based on fundamental internal research fair value estimates (versus the discount to its actual market value).

15  In the United States, the Federal Reserve increased its balance sheet by about 10% between September and year-end through monthly purchases of T-bills of about $60 billion (which is expected to extend at least into the second quarter of 2020). In the meantime, the S&P 500 increased about 15% since its low in August, including the best fourth-quarter rally in six years. Since the Fed started buying T-bills, the index has gone up almost 1% for every 1% increase in the bank's balance sheet. In Europe, where members of the European Union are required to keep budget deficits below 3% of GDP, the central bank's president, Christine Lagarde, in November pointed to the 7% deficit in the United States in the past two years, and called on governments to increase spending. Even more fiscally conservative Germany announced plans for a $60 billion fiscal expansion. In the U.K., newly elected Mr. Johnson pledged to spend over $100 billion on infrastructure projects. In China, the central bank cut the amount of cash banks must hold in reserve, thus releasing an estimated $115 billion in funds for lending. The Chinese government has also been aggressively pushing for lower interest rates and further lending, in particular to SMEs, even though non-performing loans have become a more pressing issue. Companies in China are continuing to default despite having received bail-out funding as part of the 2018 rescue campaign, and corporate defaults are reaching record levels for their second year.

8

FPA INTERNATIONAL VALUE FUND
LETTER TO SHAREHOLDERS

(Continued)

associated with these investments, which typically are a poor fit for our philosophy and process. Overall, the Fund had limited exposure to the credit cycle and financially levered companies.16

While we try to provide some perspective on the Fund's sector profile in these commentaries, the portfolio is simply the residual of our bottom-up approach. We also find that the Global Industry Classification Standard (GICS) classifications are of limited relevance. PageGroup, for instance, is a provider of recruitment services, yet it is classified as industrial. In our view, GICS's sector definitions are too broad to provide a meaningful picture of the Fund's underlying exposure.

More fundamentally, we think the Fund is exposed to a fairly diverse group of sectors and geographies, and is exposed to markets that we think have limited correlation. We also believe many of the Fund's holdings have particular secular dynamics that help make them more predictable and better-suited to work through potential short-term economic challenges. While it is impossible to anticipate how individual stocks will perform going forward, we would argue that the Fund's exposure to varying sectors and geographies, along with the quality of its holdings, positions it well to withstand market dislocation. To this, of course, we need to add the cash holding, which offers us the flexibility to buy when others are selling. It could also be a driver of performance through the cycle.

Investment prospects

As we review this letter, capital markets across the board continue to rally and look set to break new records. With that, our views on investment prospects can only be worse than what we laid out in recent commentaries, where we highlighted many of the significant geopolitical, macro-economic, and market-specific challenges that we see in the current environment. We would simply reiterate most of our previous concerns, with an emphasis on China risks (where the economy continues to show signs of weakness and excessive financial leverage, while recent MSCI index inclusions attract more capital).

In the later part of 2018, we also warned of signs of weakness in business activity around the world, which for the most part we continued to see through 2019. Government actions to stimulate economic activity appear to have temporarily helped in recent months. However, we believe many of the cyclical headwinds (along with some structural challenges) remain latent and they could raise concerns going forward, especially since investors took an excessive and ill-timed (on price) interest in cyclicals toward year-end.

Similarly, we mentioned in past commentaries that we believe a range of mechanisms are currently at play across capital markets that could not only be distorting prices but also restrict liquidity and amplify a potential market correction. We reiterate these concerns as well, and would suggest a healthy dose of skepticism toward the idea that passive and quantitative strategies are a panacea for positive returns going forward.

In particular, we noted the dangerous trend of seeking to subject capital and corporations to an arbitrary moral agenda, and the many challenges that it raises. Since then, the SEC reported that it sent examination letters to investment firms, as record amounts of money flow into funds that formally free themselves of the cumbersome obligation to do well (i.e., deliver positive, if not excess, returns) in order to hold themselves to the standard of doing good. There seem to be new efforts to solve associated problems such as how to measure and rank values, track moral performance, meet individual shareholder's preferences, and address conflicts with a manager's fiduciary obligations. While we are skeptical sound solutions can be articulated, we're always keen to learn from others and improve our investment approach in any way we can. We'll continue to follow this debate to see how we should be incorporating these ideas into our thinking.

16  Sector classification scheme reflects GICS (Global Industry Classification Standard).

9

FPA INTERNATIONAL VALUE FUND
LETTER TO SHAREHOLDERS

(Continued)

To these distortive mechanisms, we would add the continuation of aggressive monetary and fiscal policies by many governments around the world in response to signs of economic weakness (as was our fear in the third quarter).17 This injection of even more money into the economy largely explains, in our view, the impressive performance of capital markets around the world in the past few months. We believe expectations of profit growth are unreasonably high across the board, and seem particularly unrealistic given how far this cycle has run. As such, most of the increase in market valuations appears to have come from further multiple expansion. As bottom-up investors, we are certainly unable to reconcile these price developments with the underlying fundamentals of many of the companies we follow. Instead, we believe continued ultra-low interest rates, macro themes and technical drivers are the main drivers behind the broad rally.

Concerns are being raised more openly, especially by financial institutions such as banks and insurance companies (whose long-term financial solvency is at risk) about the merits of these policies. Such concerns could translate into pressure for a change of course, and/or potentially limit central banks' ability to respond to an economic downturn. Either way, this could have a material impact on capital markets going forward.

As we explained in the past, these policies also disrupt the laws of economics, and undercut the value of fundamental analysis. With unlimited access to cheap capital, companies can buy their way into a market or a value chain by accepting uneconomical terms to replicate an existing business model. In the United States, the percentage of listed companies losing money in the previous 12 months has increased to 40%, the highest rate during non-recession periods since the late 1990s. The proportion of companies losing money for the previous three years also hit a new high according to data stretching back to the late 1990s. Furthermore, for the second year in a row, 80% of the firms that went public were loss-making (vs. less than 40% on average in the previous 40 years).18 Said otherwise, investors are likely putting high valuations on companies that exist because they could afford to destroy the economics of their own business model.

Generally speaking, we observe that investors are now paying little attention to business fundamentals. Even then, it seems few are considering whether stock prices adequately correlate with such fundamentals (which is equally critical). It appears as though investors, without any assessment of a business or what it may be worth, will buy into what they perceive to be a "good premise" (such as quality or growth) with the hope of taking advantage of a possible short-term price increase, only to drop the stock if anything in the company's next reporting cycle doesn't fully support this premise. Put another way, they appear to have traded "desirable because underpriced" for "desirable because growing/big/popular/transformative," no matter the price. By foregoing price discovery and valuation discipline, they must rely on the "greater fool theory," i.e., the hope that another investor will somehow be compelled to offer more for the stock. We have no interest in playing this game, even if it means missing out on speculative short-term paper gains.

Opportunities to deploy capital for us as long-term, fundamental, value investors are incredibly scarce. This is arguably one of the most unattractive environments we have ever seen. As we continue to re-assess what is needed for companies we follow to deliver the desired upside, we can see that most of them no longer offer even the unlikely prospect of a mediocre return, but rather the relative certainty of a permanent loss. A few years ago, our view was that many risks had materialized, so the future was likely to bring positive developments. Yet all we saw were highly discounted valuations. That was our time to invest. Today, our view is that many risks

17  See footnote 16 above detailing various central banks' recent monetary initiatives.

18  "Quote" (R. Ritter 2020, as cited in James Mackintosh, 2020) "Money-Losing Companies Mushroom Even as Stocks Hit New Highs". The Wall Street Journal. https://www.wsj.com/articles/money-losing-companies-mushroom-even-as-stocks-hit-new-highs-11578608209

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FPA INTERNATIONAL VALUE FUND
LETTER TO SHAREHOLDERS

(Continued)

seem likely to materialize in the months or years to come. Yet all we see are prices that aren't discounted for many risks (however probable and material). This isn't a market for us.

Despite this incredibly challenging backdrop, we will continue to put our time and efforts into finding and focusing on the few remaining value opportunities that may still exist in the market. With our broad mandate, and by consistently applying our investment philosophy and research process, we think we could identity these opportunities, and ultimately deliver long-term returns, while minimizing the risk of permanent losses. We will remain focused on high-quality companies that we believe have strong, sustainable fundamentals and compelling prospects to build shareholder value in the long run, as well as balance sheets that can withstand short-term disruption. They must also have management teams capable of steering the business through both good and bad times. And we will only put capital at risk when we think we can buy their stocks at significant discounts to our estimates of intrinsic value.

We thank you, as always, for your confidence, and we look forward to continuing to serve your interests as shareholders of the FPA International Value Fund.

Respectfully submitted,

Pierre O. Py
Portfolio Manager
December 31, 2019

Important Disclosures

This Commentary is for informational and discussion purposes only and does not constitute, and should not be construed as, an offer or solicitation for the purchase or sale with respect to any securities, products or services discussed, and neither does it provide investment advice. Any such offer or solicitation shall only be made pursuant to the Fund's Prospectus which supersedes the information contained herein in its entirety.

The views expressed herein and any forward-looking statements are as of the date of this publication and are those of the portfolio management team. Future events or results may vary significantly from those expressed and are subject to change at any time in response to changing circumstances and industry developments. This information and data has been prepared from sources believed reliable, but the accuracy and completeness of the information cannot be guaranteed and is not a complete summary or statement of all available data.

Portfolio composition will change due to ongoing management of the Fund. References to individual securities are for informational purposes only and should not be construed as recommendations by the Fund, the portfolio manager, the Adviser, or the distributor. It should not be assumed that future investments will be profitable or will equal the performance of the security examples discussed. The portfolio holdings as of the most recent quarter-end may be obtained at www.fpa.com.

Investments, including investments in mutual funds, carry risks and investors may lose principal value. Capital markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. The Fund may purchase foreign securities, including American Depository Receipts (ADRs) and other depository receipts, which are subject to interest rate, currency exchange rate,

11

FPA INTERNATIONAL VALUE FUND
LETTER TO SHAREHOLDERS

(Continued)

economic and political risks. Foreign investments, especially those of companies in emerging markets, can be riskier, less liquid, harder to value, and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Fund to value the securities. Differences in tax and accounting standards, difficulties in obtaining information about foreign companies, restrictions on receiving investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations, can all add to the risk and volatility of foreign investments.

Small and mid-cap stocks involve greater risks and they can fluctuate in price more than larger company stocks. Groups of stocks, such as value and growth, go in and out of favor which may cause certain funds to underperform other equity funds.

The Fund may invest a greater percentage of its assets in a smaller number of securities. Holding fewer securities increases the risk that the value of the Fund could go down because of the poor performance of a single investment.

Value style investing presents the risk that the holdings or securities may never reach their full market value because the market fails to recognize what the portfolio management team considers the true business value or because the portfolio management team has misjudged those values. In addition, value style investing may fall out of favor and underperform growth or other styles of investing during given periods.

Top Five Contributors (Contribution %, Weight %) (For the quarter-end 12/31/2019): Ryanair (4.9%, 1.94%); Volution Group (2.1%, 1.37%); PageGroup (3.0%, 0.88%); Dignity (3.1%, 0.70%); NAVER Corp (2.8%, 0.64%)

Bottom Five Detractors (Contribution %, Weight %) (For the quarter-end 12/31/2019): G8 Education (2.5%, -0.58%); Alcon (2.9%, -0.08%); Nestle (0.8%, 0.00%); TOTVS (0.0%, 0.00%); Ambev (2.3%, 0.05%)

Throughout this Commentary, detractors and contributors to Fund performance noted are based on contribution to return for the periods noted. Contributors and detractors are presented gross of investment management fees, transactions costs, and Fund operating expenses, which if included, would reduce the returns presented. The information provided does not reflect all positions purchased, sold or recommended by FPA during the quarter. A copy of the methodology used and a list of every holding's contribution to the overall Fund's performance during the quarter is available by contacting FPA Client Service at crm@fpa.com. It should not be assumed that recommendations made in the future will be profitable or will equal the performance of the securities listed. Past performance is no guarantee, nor is it indicative, of future results., and there is no assurance that the Fund's investment objective will be achieved or that the strategies employed will be successful. As with any investment, there is always the potential for gain, as well as the possibility of loss.

In making any investment decision, you must rely on your own examination of the Fund, including the risks involved in an investment. Investments mentioned herein may not be suitable for all recipients and in each case, potential investors are advised not to make any investment decision unless they have taken independent advice from an appropriately authorized advisor. An investment in any security mentioned herein does not guarantee a positive return as securities are subject to market risks, including the potential loss of principal. You should not construe the contents of this document as legal, tax, investment or other advice or recommendations.

Index Definitions

Comparison to any index is for illustrative purposes only and should not be relied upon as a fully accurate measure of comparison. The Fund will be less diversified than the indices noted herein, and may hold non-index

12

FPA INTERNATIONAL VALUE FUND
LETTER TO SHAREHOLDERS

(Continued)

securities or securities that are not comparable to those contained in an index. Indices will hold positions that are not within the Fund's investment strategy. Indices are unmanaged and do not reflect any commissions or fees which would be incurred by an investor purchasing the underlying securities. All indices include reinvestment of dividends and interest income unless otherwise noted. An investor cannot invest directly in an index.

The MSCI ACWI ex-USA Index (Net) is a float-adjusted market capitalization index that is designed to measure the combined equity market performance of developed and emerging market countries excluding the United States. Net index returns reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Other Definitions

Intrinsic value, in finance, is the "true, inherent, and essential value" of an asset independent of its market value. The portfolio manager defines the "intrinsic value" of a business to mean the discounted value of the cash that can be taken out of the business during its remaining life.

Market capitalization refers to the total value of all a company's shares of stock. It is calculated by multiplying the price of a stock by its total number of outstanding shares.

An asset's book value is equal to its carrying value on the balance sheet, and companies calculate it netting the asset against its accumulated depreciation.

Median market capitalization is the midpoint of market capitalization (market price multiplied by the number of shares outstanding) of the stocks in a portfolio. Half the stocks in the portfolio will have higher market capitalizations; half will have lower.

High-quality business — The portfolio manager believes a high quality business is one that is able to generate a return on capital in excess of its cost of capital for sustained periods of time.

Margin of safety — Buying with a "margin of safety" is when a security is purchased at a discount to the portfolio manager's estimate of its intrinsic value. Buying a security with a margin of safety is designed to protect against permanent capital loss in the case of an unexpected event or analytical mistake. A purchase made with a margin of safety does not guarantee the security will not decline in price.

Weighted average discount to intrinsic value — Refers to the weighted average discount to intrinsic value of all securities in the Fund based on fundamental research versus its actual market value

Weighted average market capitalization refers to a type of stock market index construction that is based on the market capitalization of the index's constituent stocks. Large companies would thus account for a greater portion of an index than small-cap stocks.

The FPA Funds are distributed by UMB Distribution Services, LLC, 235 W Galena Street, Milwaukee, WI 53212

13

FPA INTERNATIONAL VALUE FUND
LETTER TO SHAREHOLDERS

(Continued)

The discussions of Fund investments represent the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on our current expectations, they are considered "forward-looking statements" which may or may not prove to be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

14

FPA INTERNATIONAL VALUE FUND
HISTORICAL PERFORMANCE

(Unaudited)

Change in Value of a $10,000 Investment in FPA International Value Fund vs. MSCI ACWI ex-USA Index for the Period December 1, 2011 to December 31, 2019

The MSCI ACWI ex-USA Index is a float-adjusted market capitalization index that is designed to measure the combined equity market performance of developed and emerging market countries excluding the United States. This index does not reflect any commissions or fees which would be incurred by an investor purchasing the stocks it represents. The performance of the Fund and of the Index is computed on a total return basis which includes reinvestment of all distributions, if any.

Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. This data represents past performance and investors should understand that investment returns and principal values fluctuate, so that when you redeem your investment may be worth more or less than its original cost. Current month-end performance data can be obtained by visiting the website at www.fpa.com or by calling toll-free, 1-800-982-4372. Information regarding the Fund's expense ratio and redemption fees can be found on page 23. The Prospectus details the Fund's objective and policies, sales charges, and other matters of interest to prospective investors. Please read the Prospectus carefully before investing. The Prospectus may be obtained by visiting the website at www.fpa.com, by email at crm@fpa.com, toll-free by calling 1-800-982-4372 or by contacting the Fund in writing.

15

FPA INTERNATIONAL VALUE FUND
PORTFOLIO SUMMARY

December 31, 2019

Common Stocks		64.9%
Application Software	9.1%
Airlines	4.8%
Professional Services	4.4%
Building Maintenance Services	3.3%
Information Technology Services	3.2%
Funeral Services	3.1%
Specialty Apparel Stores	3.0%
Medical Equipment	2.9%
Internet Media	2.8%
Semiconductor Manufacturing	2.7%
Non Wood Building Materials	2.7%
Educational Services	2.5%
Banks	2.5%
Health Care Supplies	2.4%
Food Services	2.4%
Beverages	2.3%
Commercial & Residential Building Equipment & Systems	2.1%
Advertising & Marketing	2.1%
Household Products	1.7%
Flow Control Equipment	1.3%
Packaged Food	0.8%
Other Common Stocks	2.8%
Short-term Investments		34.8%
Other Assets And Liabilities, Net		0.3%
Net Assets		100.0%

16

FPA INTERNATIONAL VALUE FUND
PORTFOLIO OF INVESTMENTS

December 31, 2019

COMMON STOCKS	Shares	Fair Value
APPLICATION SOFTWARE — 9.1%
Sumo Group plc (Britain) (a)	2,738,655	$6,584,134
Tencent Holdings Ltd. (China)	172,471	8,313,349
Ubisoft Entertainment SA (France) (a)	141,229	9,755,292
		$24,652,775
AIRLINES — 4.8%
Ryanair Holdings plc (Ireland) (a)	803,833	$13,191,278
PROFESSIONAL SERVICES — 4.4%
Pagegroup plc (Britain)	1,183,129	$8,196,312
Randstad NV (Netherlands)	62,628	3,824,400
		$12,020,712
BUILDING MAINTENANCE SERVICES — 3.3%
ISS A/S (Denmark)	377,400	$9,055,651
INFORMATION TECHNOLOGY SERVICES — 3.2%
Capgemini SE (France)	71,129	$8,688,630
FUNERAL SERVICES — 3.1%
Dignity plc (Britain)	1,078,206	$8,362,061
SPECIALTY APPAREL STORES — 3.0%
Industria de Diseno Textil SA (Spain)	228,587	$8,063,970
MEDICAL EQUIPMENT — 2.9%
Alcon, Inc. (Switzerland) (a)	141,346	$8,003,473
INTERNET MEDIA — 2.8%
NAVER Corp. (South Korea)	46,996	$7,579,017
SEMICONDUCTOR MANUFACTURING — 2.7%
ASML Holding NV (Netherlands)	25,288	$7,479,995
NON WOOD BUILDING MATERIALS — 2.7%
Cie de Saint-Gobain (France)	176,331	$7,219,352
EDUCATIONAL SERVICES — 2.5%
G8 Education Ltd. (Australia)	5,133,774	$6,844,989

17

FPA INTERNATIONAL VALUE FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

COMMON STOCKS — Continued	Shares	Fair Value
BANKS — 2.5%
AIB Group plc (Ireland)	1,915,324	$6,672,989
HEALTH CARE SUPPLIES — 2.4%
EssilorLuxottica SA (France)	43,010	$6,551,578
FOOD SERVICES — 2.4%
Sodexo SA (France)	54,317	$6,436,977
BEVERAGES — 2.3%
Ambev SA (Brazil) (a)	1,327,649	$6,161,833
COMMERCIAL & RESIDENTIAL BUILDING EQUIPMENT & SYSTEMS — 2.1%
Volution Group plc (Britain)	1,683,399	$5,730,663
ADVERTISING & MARKETING — 2.1%
Stroeer SE & Co. KGaA (Germany)	69,646	$5,628,684
HOUSEHOLD PRODUCTS — 1.7%
L'Oreal SA (France)	15,781	$4,673,208
FLOW CONTROL EQUIPMENT — 1.3%
Sulzer AG (Switzerland)	32,483	$3,624,885
PACKAGED FOOD — 0.8%
Nestle SA (Switzerland)	20,900	$2,262,763
OTHER COMMON STOCKS — 2.8% (b)		$7,634,371
TOTAL COMMON STOCKS — 64.9% (Cost $159,852,054)		$176,539,854
TOTAL INVESTMENT SECURITIES — 64.9% (Cost $159,852,054)		$176,539,854

18

FPA INTERNATIONAL VALUE FUND
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2019

SHORT-TERM INVESTMENTS — 34.8%	Principal Amount	Fair Value
State Street Bank Repurchase Agreement — 0.12% 1/2/2020 (Dated 12/31/2019, repurchase price of $94,576,631, collateralized by $93,810,000 principal amount U.S. Treasury Notes — 2.875% 2021, fair value $96,468,951) (c)	$94,576,000	$94,576,000
TOTAL SHORT-TERM INVESTMENTS (Cost $94,576,000)		$94,576,000
TOTAL INVESTMENTS — 99.7% (Cost $254,428,054)		$271,115,854
Other Assets and Liabilities, net — 0.3%		777,666
NET ASSETS — 100.0%		$271,893,520

(a)  Non-income producing security.

(b)  As permitted by U.S. Securities and Exchange Commission regulations, "Other" Common Stocks include holdings in their first year of acquisition that have not previously been publicly disclosed.

(c)  Security pledged as collateral (See Note 8 of the Notes to Financial Statements).

Foreign Currency Exchange Contracts

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Valuation at December 31, 2019	Unrealized Appreciation	Unrealized Depreciation
Barclays Bank plc	USD	31,744,520	EUR	28,287,000	3/19/2020	$31,880,567	—	$(136,047)
State Street Bank	USD	1,884,564	EUR	1,690,000	2/6/2020	1,899,679	—	(15,116)
Total						$33,780,246	—	$(151,163)

See accompanying Notes to Financial Statements.

19

FPA INTERNATIONAL VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

ASSETS
Investment securities — at fair value (identified cost $159,852,054)	$176,539,854
Short-term investments — repurchase agreements	94,576,000
Cash	760
Foreign currencies at value (identified cost $288,848)	289,671
Receivable for:
Dividends and interest	658,690
Capital Stock sold	418,709
Investment securities sold	142,602
Total assets	272,626,286
LIABILITIES
Payable for:
Advisory fees	204,903
Investment securities purchased	149,342
Capital Stock repurchased	16,853
Accrued expenses and other liabilities	210,505
Unrealized depreciation on forward foreign currency contracts	151,163
Total liabilities	732,766
NET ASSETS	$271,893,520
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — no par value; unlimited authorized shares; 16,907,775 outstanding shares	$263,219,519
Distributable earnings	8,674,001
NET ASSETS	$271,893,520
NET ASSET VALUE
Offering and redemption price per share	$16.08

See accompanying Notes to Financial Statements.

20

FPA INTERNATIONAL VALUE FUND

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $693,147)	$3,140,788
Interest	256,642
Total investment income	3,397,430
EXPENSES
Advisory fees	2,464,495
Transfer agent fees and expenses	164,107
Trustee fees and expenses	153,332
Custodian fees	114,907
Legal fees	111,524
Reports to shareholders	90,240
Filing fees	73,269
Audit and tax services fees	28,210
Administrative services fees	12,826
Other professional fees	11,408
Other	89,369
Total expenses	3,313,687
Reimbursement from Adviser	(134,487)
Net expenses	3,179,200
Net investment income	218,230
NET REALIZED AND UNREALIZED APPRECIATION (DEPRECIATION)
Net realized gain (loss) on:
Investments	14,025,342
Investments in affiliates	(5,188,892)
Investments in forward foreign currency contracts	2,396,943
Investments in foreign currency transactions	(81,187)
Net change in unrealized appreciation (depreciation) of:
Investments	36,452,505
Investments in affiliates	5,428,560
Investments in forward foreign currency contracts	(351,497)
Translation of foreign currency denominated amounts	6,011
Net realized and unrealized gain	52,687,785
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$52,906,015

See accompanying Notes to Financial Statements.

21

FPA INTERNATIONAL VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$218,230	$952,822
Net realized gain	11,152,206	19,460,361
Net change in unrealized appreciation (depreciation)	41,535,579	(47,365,711)
Net increase (decrease) in net assets resulting from operations	52,906,015	(26,952,528)
Distributions to shareholders	(11,600,003)	(3,871,469)
Capital Stock transactions:
Proceeds from Capital Stock sold	43,744,239	40,118,057
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	10,376,742	3,612,388
Cost of Capital Stock repurchased	(42,880,614)	(48,445,802)
Net increase (decrease) from Capital Stock transactions	11,240,367	(4,715,357)
Total change in net assets	52,546,379	(35,539,354)
NET ASSETS
Beginning of Year	219,347,141	254,886,495
End of Year	$271,893,520	$219,347,141
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold	2,878,791	2,670,234
Shares issued to shareholders upon reinvestment of dividends and distributions	651,805	267,386
Shares of Capital Stock repurchased	(2,826,848)	(3,229,344)
Change in Capital Stock outstanding	703,748	(291,724)

See accompanying Notes to Financial Statements.

22

FPA INTERNATIONAL VALUE FUND
FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Year

	Year Ended December 31
	2019	2018	2017	2016	2015
Per share operating performance:
Net asset value at beginning of year	$13.54	$15.45	$12.21	$11.52	$12.87
Income from investment operations:
Net investment income (loss)*	$0.01	$0.06	$(0.01)	$0.22	$0.07
Net realized and unrealized gain (loss) on investment securities	3.24	(1.73)	3.32	0.82	(0.86)
Total from investment operations	$3.25	$(1.67)	$3.31	$1.04	$(0.79)
Less distributions:
Dividends from net investment income	$(0.71)	$(0.14)	$(0.07)	$(0.35)	$(0.56)
Distributions from net realized capital gains	—	(0.10)	—	—	—
Total distributions	$(0.71)	$(0.24)	$(0.07)	$(0.35)	$(0.56)
Redemption fees	—	—	— **	— **	— **
Net asset value at end of year	$16.08	$13.54	$15.45	$12.21	$11.52
Total investment return***	24.05%	(10.81)%	27.12%	9.05%	(6.34)%
Ratios/supplemental data:
Net assets, end of year (in $000's)	$271,894	$219,347	$254,886	$262,274	$287,116
Ratio of expenses to average net assets:
Before reimbursement from Adviser	1.34%	1.35%	1.31%	1.28%	1.25%
After reimbursement from Adviser	1.29%	1.29%	1.29%	1.28%	1.25%
Ratio of net investment income to average net assets:
Before reimbursement from Adviser	0.03%	0.33%	(0.11)%	1.86%	0.50%
After reimbursement from Adviser	0.09%	0.39%	(0.09)%	1.86%	0.50%
Portfolio turnover rate	88%	120%	146%	93%	39%

*  Per share amount is based on average shares outstanding.

**  Rounds to less than $0.01 per share.

***  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

See accompanying Notes to Financial Statements.

23

FPA INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS

December 31, 2019

NOTE 1 — Significant Accounting Policies

FPA International Value Fund (the "Fund"), a series of the FPA Funds Trust, is registered under the Investment Company Act of 1940, as a non-diversified, open-end management investment company. The Fund's primary investment objective is to seek above average capital appreciation over the long term while attempting to minimize the risk of capital loss. The Fund qualifies as an investment company pursuant to Financial Accounting Standard Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services — Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America, ("U.S. GAAP"). The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Disclosure of Fair Value Measurements.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency fair value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the Statement of Operations. A detailed listing of outstanding currency transactions is included in the Portfolio of Investments, in Investment Securities in the Statement of Assets and Liabilities and in Disclosure of Fair Value Measurements.

C.  Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

D.  Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2018-13, Fair Value Measurement (Topic 820) — Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. The amendments eliminate certain disclosure requirements for fair value measurements for all entities, requires public entities to disclose certain new information and modifies some disclosure requirements. The new guidance is effective for all entities for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. An entity is permitted to early adopt either the entire standard or only the provisions that eliminate or modify requirements. The Adviser is currently evaluating the impact of this new guidance on the Fund's financial statements.

24

FPA INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Other Securities: The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including; those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. Since the Fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Foreign investments, especially those of companies in emerging markets, can be riskier less liquid, harder to value, and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Fund to value the securities. Differences in tax and accounting standards, difficulties in obtaining information about foreign companies, restrictions on receiving investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations, can all add to the risk and volatility of foreign investments. The financial problems in global economies over the past several years, including the European sovereign debt crisis, may continue to cause high volatility in global financial markets.

Risks Associated with Non-Diversification: The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of a more diversified fund.

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its fair value equals or exceeds the current fair value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a fair value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund's Portfolio of Investments.

25

FPA INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 3 — Purchases and Sales of Investment Securities

Cost of purchases of investment securities (excluding short-term investments) aggregated $153,201,239 for the year ended December 31, 2019. The proceeds and cost of securities sold resulting in net realized gains of $8,836,450 aggregated $198,069,848 and $189,233,398, respectively, for the year ended December 31, 2019. Realized gains or losses are based on the specific identification method.

NOTE 4 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code (the "Code") and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax reporting basis, which may differ from financial reporting. For federal income tax purposes, the Fund had the following components of distributable earnings at December 31, 2019:

Undistributed Ordinary Income	$2,398,981
Undistributed Capital Gains	1,423,133
Unrealized appreciation	4,851,887

The tax status of distributions paid during the fiscal years ended December 31, 2019 and 2018 were as follows:

	2019	2018
Dividends from ordinary income	$11,600,003	$3,871,469
Return of Capital	—	—

The cost of investment securities held at December 31, 2019, was $266,111,515 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investments at December 31, 2019, for federal income tax purposes was $11,883,456 and $7,030,280, respectively resulting in net unrealized appreciation of $4,853,176. As of and during the year ended December 31, 2019, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The statute of limitations remains open for the last 3 years, once a return is filed. No examinations are in progress at this time.

As of December 31, 2019, the Fund had no short-term capital or long-term capital loss carryforwards.

NOTE 5 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement (the "Agreement"), advisory fees were paid by the Fund to First Pacific Advisors, LP (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 1.00% of the Fund's average daily net assets. The Adviser has contractually agreed to reimburse expenses in excess of 1.29% of the average net assets of the Fund (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) through April 30, 2020.

For the year ended December 31, 2019, the Fund paid aggregate fees and expenses of $153,332 to all Trustees who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser.

26

FPA INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 6 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter ("OTC") market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the NYSE. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Currency forwards are valued at the closing currency exchange rate which is not materially different from the forward rate. Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by the authority of the Fund's Board of Trustees. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of December 31, 2019:

Investments	Level 1	Level 2	Level 3	Total
Common Stocks
Application Software	$24,652,775	—	—	$24,652,775
Airlines	13,191,278	—	—	13,191,278
Professional Services	12,020,712	—	—	12,020,712
Building Maintenance Services	9,055,651	—	—	9,055,651
Information Technology Services	8,688,630	—	—	8,688,630
Funeral Services	8,362,061	—	—	8,362,061
Specialty Apparel Stores	8,063,970	—	—	8,063,970

27

FPA INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Investments	Level 1	Level 2	Level 3	Total
Medical Equipment	$8,003,473	—	—	$8,003,473
Internet Media	7,579,017	—	—	7,579,017
Semiconductor Manufacturing	7,479,995	—	—	7,479,995
Non Wood Building Materials	7,219,352	—	—	7,219,352
Educational Services	6,844,989	—	—	6,844,989
Banks	6,672,989	—	—	6,672,989
Health Care Supplies	6,551,578	—	—	6,551,578
Food Services	6,436,977	—	—	6,436,977
Beverages	6,161,833	—	—	6,161,833
Commercial & Residential Building Equipment & Systems	5,730,663	—	—	5,730,663
Advertising & Marketing	5,628,684	—	—	5,628,684
Household Products	4,673,208	—	—	4,673,208
Flow Control Equipment	3,624,885	—	—	3,624,885
Packaged Food	2,262,763	—	—	2,262,763
Other Common Stocks	7,634,371	—	—	7,634,371
Short-Term Investment	—	$94,576,000	—	94,576,000
	$176,539,854	$94,576,000	—	$271,115,854
Forward Foreign Currency Contracts (currency risk)
Payable	—	$(151,163)	—	$(151,163)

Transfers of investments between different levels of the fair value hierarchy are recorded at fair value as of the end of the reporting period. There were transfers of $121,301,392 from Level 2 to Level 1 during the year ended December 31, 2019. The transfers between Level 2 and Level 1 of the fair value hierarchy during the year ended December 31, 2019, were due to changes in valuation of international equity securities from the fair value price to the exchange closing price.

Forward foreign currency contracts: Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Funds' transactions in forward foreign currency contracts are limited to transaction and portfolio hedging. The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered and could exceed the net unrealized value shown in the tables below. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Forward foreign currency contracts are valued daily at the foreign exchange rates as of the close of the New York Stock Exchange. Unrealized appreciation or depreciation on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the foreign exchange rates at the end of the period is included in the Statement of Assets and Liabilities under the caption "Forward Foreign Currency Contracts." Realized gains and losses and the net change in unrealized appreciation (depreciation) on forward

28

FPA INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

foreign currency contracts for the year are included in the Statement of Operations under the caption "Forward Foreign Currency Contracts." During the year ended December 31, 2019 the Fund had average volume of forward foreign currency contracts (based on the open positions at each month end) for purchases and sales of $0 and $43,031,961, respectively.

During the year ended December 31, 2019 the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign currency contracts	Unrealized appreciation on forward foreign currency contracts	—	Unrealized depreciation on forward foreign currency contracts	$(151,163)
Total		—		$(151,163)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Investments in Forward Foreign Currency Contracts	$2,396,943	$(351,497)
Total		$2,396,943	$(351,497)

NOTE 7 — Line of Credit

The Fund, along with FPA Paramount, Inc. (another mutual fund managed by the Adviser), has collectively entered into an agreement that enables them to participate in a $50 million unsecured line of credit with State Street Bank and Trust. Borrowings will be made solely to temporarily finance the repurchase of Capital Stock. Interest is charged to each Fund based on its borrowings at a rate per annum equal to the Overnight LIBOR Rate plus 1.25%. In addition, the Fund and FPA Paramount, Inc. pay a combined commitment fee of 0.25% per annum on any unused portion of the line of credit.

For the year ended December 31, 2019, the Fund had no borrowings under the agreement.

NOTE 8 — Collateral Requirements

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement"), the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Portfolio of Investments. Generally, the amount of collateral due from or to a party is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, repledge or use the collateral they receive. To the extent amounts due to the Fund from

29

FPA INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

FASB ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities, requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Fund discloses both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Fund discloses collateral received and posted in connection with master netting agreements or similar arrangements. The following table presents the Fund's OTC derivative assets, liabilities and master repurchase agreements by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of December 31, 2019:

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Assets (Liabilities) in the Statement of Assets and Liabilities	Security Collateral (Received) Pledged		Assets (Liabilities) Available for Offset	Net Amount of Assets and (Liabilities)*
State Street Bank and Trust Company:
Repurchase Agreement	$94,576,000	$(94,576,000	)**	—	—
Barclays Capital:
Forward foreign currency contracts Payable	$(151,163)	—		—	$(151,163)

*  Represents the net amount receivable (payable) from the counterparty in the event of default.

**  Collateral with a value of $96,468,951 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

NOTE 9 — Affiliated Securities

A company is considered an affiliate of a fund under the Investment Company Act of 1940 if the Fund's holdings in that company represent 5% or more of the outstanding voting shares of that company. Further details on such holdings and related transactions during the year ended December 31, 2019, appear below:

Investments	Shares Held at 12/31/2018	Beginning Value as of December 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on sales of Affiliated Investments	Change in Unrealized Appreciation/ Depreciation	Ending Value as of December 31, 2019	Shares as of December 31, 2019	Dividend Income from Affiliated Investments
Profarma Distribuidora de Produtos Farmaceuticos SA	6,484,921	$6,563,762	$—	$(6,803,430)	$(5,188,892)	$5,428,560	$—	—	$—

30

FPA INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 10 — Subsequent Event

On February 13, 2020, it was announced that Polar Capital Holdings plc ("Polar Capital") has reached agreement to acquire from the Adviser its International Value and World Value equity business, team and strategies led by Pierre Py, Portfolio Manager of the Fund, and Greg Herr (both the "Portfolio Managers"). The transaction contemplates that the Fund would be reorganized into a new US series trust organized by Polar Capital and advised by a subsidiary of Polar Capital. The transaction is subject to all required regulatory, Board and shareholder approvals. Polar Capital, the Portfolio Managers and the Adviser will be recommending to the Board and shareholders to transition to the Polar Capital platform. The expectation is that the transaction and all approvals will be completed in the third or fourth quarter of 2020.

31

FPA INTERNATIONAL VALUE FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND
BOARD OF TRUSTEES OF FPA INTERNATIONAL VALUE FUND

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of FPA International Value Fund (the "Fund") (one of the funds constituting the FPA Funds Trust (the "Trust")), including the portfolio of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for each of the two years in the period then ended and the related notes (collectively referred to as the "financial statements"). The financial highlights for the years ended December 31, 2015, December 31, 2016, and December 31, 2017 were audited by another independent registered public accounting firm whose report, dated February 20, 2018, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting the FPA Funds Trust) at December 31, 2019, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more FPA investment companies since 2018.

Los Angeles, CA
February 26, 2020

32

FPA INTERNATIONAL VALUE FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

Approval of the Advisory Agreement. At a meeting of the Board of Directors held on August 12, 2019, the Directors approved the continuation of the advisory agreement between the Fund and the Adviser (the "Advisory Agreement") for an additional one-year period through September 30, 2020, on the recommendation of the Independent Directors, who met in executive session on August 12, 2019 prior to the Board meeting to review and discuss the proposed continuation of the Advisory Agreement. The Board had also met on July 8, 2019, with the Independent Directors meeting separately prior to the Meeting in executive session with the management of the Adviser and then separately with independent counsel to evaluate the renewal of the Advisory Agreement. Prior to their July 8 meeting, the Independent Directors, through their independent counsel, had requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Fund, including a description of, among other matters, the terms of the Advisory Agreement; the services provided by the Adviser; the experience of the relevant investment personnel; the Fund's performance in absolute terms and as compared to the performance of peers and appropriate benchmark(s); the fees and expenses of the Fund in absolute terms and as compared to peers; and the profitability of the Adviser from serving as adviser to the Fund. Following their review at the July 8 meeting, the Independent Directors requested (through their independent counsel) and received supplemental information and responses to a number of questions relating to the materials provided by the Adviser.

In addition, the Board met regularly throughout the year and received information on a variety of topics that were relevant to its annual consideration of the renewal of the Advisory Agreement including, among other matters, Fund investment performance, compliance, risk management, liquidity, valuation, trade execution and other matters relating to Fund operations. The Independent Directors also had met with management of the Adviser (including key investment personnel) at their quarterly meetings as well as with management at other times between the quarterly meetings throughout the year. The materials specifically provided in connection with the annual review of the Advisory Agreement supplement the information received throughout the year.

At their regular Board meetings and executive sessions, the Independent Directors were also assisted by independent legal counsel. In addition to the materials provided by the Adviser, the Independent Directors received a legal memorandum from independent counsel that outlined, among other matters: the duties of the Independent Directors and relevant requirements under the 1940 Act; the general principles under state law relevant to considering the approval of advisory contracts; an adviser's fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment advisers and investment company boards of trustees have fulfilled their duties; and factors to be considered by the Independent Directors when voting on advisory agreements. During executive session, independent legal counsel reviewed with the Independent Directors these duties, standards and factors summarized in the legal memorandum described above. The following paragraphs summarize the material information and factors considered by the Board and the Independent Directors, as well as the Directors' conclusions relative to such factors.

Nature, Extent and Quality of Services. The Board and the Independent Trustees considered information provided by the Adviser in response to their requests, as well as information provided throughout the year regarding: the Adviser and its staffing in connection with the Fund, including the Fund's portfolio manager and the number and quality of analysts the Adviser has hired who are under the direct supervision of the Fund's portfolio manager; the scope of services supervised and provided by the Adviser; and the absence of any significant service problems reported to the Board. The Board and the Independent Trustees noted the experience, length of service and the outstanding reputation of the Fund's portfolio manager, Pierre O. Py, who has managed the Fund since its inception in 2011. The Board and the Independent Trustees concluded that the nature, extent

33

FPA INTERNATIONAL VALUE FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Continued)

(Unaudited)

and quality of services provided by the Adviser have benefitted and should continue to benefit the Fund and its shareholders.

Investment Performance. The Board and the Independent Trustees reviewed the overall investment performance of the Fund. They also received information from an independent consultant, Broadridge, regarding the Fund's performance relative to a peer group of international multi-cap core funds selected by Broadridge (the "Peer Group"). The Board and the Independent Trustees noted the Fund underperformed its Peer Group median for the five-year period ending March 31, 2019 and outperformed its Peer Group median for the one- and three-year periods ending March 31, 2019. The Board also noted that the Fund underperformed the Fund's benchmark, MSCI All Country World Ex US, for the five-year period ending March 31, 2019, and outperformed the Fund's benchmark for the one- and three-year periods ending March 31, 2019. They also noted that Broadridge had given the Fund a "Neutral" Analyst Rating. The Board and the Independent Trustees concluded that the Adviser's continued management of the Fund's investments should benefit the Fund and its shareholders.

Advisory Fees and Fund Expenses; Comparison with Peer Group and Institutional Fees. The Board and the Independent Trustees considered information provided by the Adviser regarding the Fund's advisory fees and total expense levels, noting that the Adviser had extended its waiver of a portion of the Fund's advisory fee in order to maintain a maximum limit of the Fund's expense ratio, although the Fund's current expense ratio is below that limit. The Board and the Independent Trustees reviewed comparative information regarding fees and expenses for the mutual fund industry generally and for the Peer Group. The Board and the Independent Trustees noted that the Fund's current management fee rate and total expense ratio each ranked above the average of those of the Peer Group. The Board and the Independent Trustees considered the fees charged by the Adviser for advising institutional accounts and the Adviser's discussion of the differences between the services provided by the Adviser to the Fund and those provided by the Adviser to the institutional accounts. The Board and the Independent Trustees concluded that the continued payment of advisory fees and expenses by the Fund to the Adviser was fair and reasonable and should continue to benefit the Fund and its shareholders.

Adviser Profitability and Costs. The Board and the Independent Trustees considered information provided by the Adviser regarding the Adviser's costs in providing services to the Fund, the profitability of the Adviser and the benefits to the Adviser from its relationship to the Fund. They reviewed and considered the Adviser's representations regarding its assumptions and methods of allocating certain costs, such as personnel costs, which constitute the Adviser's largest operating cost, over-head and trading costs with respect to the provision of investment advisory services. The Independent Trustees discussed with the Adviser the general process through which individuals' compensation is determined and then reviewed by the management committee of the Adviser, as well as the Adviser's methods for determining that its compensation levels are set at appropriate levels to attract and retain the personnel necessary to provide high quality professional investment advice. In evaluating the Adviser's profitability, they excluded certain distribution and marketing-related expenses. The Board and the Independent Trustees recognized that the Adviser is entitled under the law to earn a reasonable level of profits for the services that it provides to the Fund. The Board and the Independent Trustees concluded that the Adviser's level of profitability from its relationship with the Fund did not indicate that the Adviser's compensation was unreasonable or excessive.

Economies of Scale and Sharing of Economies of Scale. The Board and the Independent Trustees considered, and discussed at length with the Adviser, whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether the fee rate is reasonable in relation to the Fund's asset levels and any economies of scale that may exist.

34

FPA INTERNATIONAL VALUE FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Continued)

(Unaudited)

While the Trustees noted that the Fund has experienced increases in its net assets since inception, they also considered the Adviser's representation that its internal costs of providing investment management services to the Fund have also significantly increased in recent years as a result of a number of factors, including the Adviser's substantial investment in additional professional resources and staffing. The Board and the Independent Trustees considered both quantitative and qualitative information regarding the Adviser's representation that it has also made significant investments in: (1) one analyst, traders and other investment personnel who assist with the management of the Fund; (2) new compliance, operations, and administrative personnel; (3) information technology, portfolio accounting and trading systems; and (4) office space, each of which enhances the quality of services provided to the Fund. The Board and the Independent Trustees also considered that the Adviser had agreed to forgo the compensation for providing certain financial services that it had previously received from the Fund. The Board and the Independent Trustees also considered the Adviser's willingness to close funds to new investors when it believed that a fund may have limited capacity to grow or that it otherwise would benefit fund shareholders. The Board also noted that even though the Fund has experienced net outflows during the recent period, the Adviser has continued to make investments in the services it provides to the Fund. The Board noted that the Fund does not charge sales loads.

The Board and the Independent Trustees recognized that the advisory fee schedule for the Fund does not have breakpoints. They considered that many mutual funds have breakpoints in the advisory fee structure as a means by which to share in the benefits of potential economies of scale as a fund's assets grow. They also considered that not all funds have breakpoints in their fee structures and that breakpoints are not the exclusive means of sharing potential economies of scale. The Board and the Independent Trustees considered the Adviser's statement that it believes that breakpoints currently remain inappropriate for the Fund given the ongoing additional investments the Adviser is making in its business for the benefit of the Fund, uncertainties regarding the direction of the economy, and uncertainties regarding future growth or contraction in the Fund's assets, all of which could negatively impact the profitability of the Adviser. The Board and the Independent Directors also noted that the Adviser has contractually agreed to reimburse the Fund for Total Annual Fund Operating Expenses in excess of 1.29% of the average daily net assets of the Fund (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) through April 30, 2020. The Board and the Independent Trustees concluded that the Fund is benefitting from the ongoing investments made by the Adviser in its team of personnel serving the Fund and in the Adviser's service infrastructure, and that in light of these investments, the addition of breakpoints to the Fund's advisory fee structure was not warranted at current asset levels.

Ancillary Benefits. The Board and the Independent Trustees considered other actual and potential benefits to the Adviser from managing the Fund, including the acquisition and use of research services with commissions generated by the Fund, in concluding that the contractual advisory and other fees are fair and reasonable for the Funds. They noted that the Adviser does not have any affiliates that benefit from the Adviser's relationship to the Fund.

Conclusions. The Board and the Independent Trustees determined that the Fund continues to benefit from the services of the Adviser's highly experienced portfolio manager and portfolio management team, which has produced outstanding returns since inception with low relative volatility. In addition, the Board and the Independent Trustees agreed that the Fund continues to receive high quality services from the Adviser. The Board and the Independent Trustees concluded that the current advisory fee rate is reasonable and fair to the Fund and its shareholders in light of the nature and quality of the services provided by the Adviser and the Adviser's

35

FPA INTERNATIONAL VALUE FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Continued)

(Unaudited)

profitability and costs. In reaching their conclusions, the Independent Trustees also noted their intention to continue monitoring the factors relevant to the Adviser's compensation, such as changes in the Fund's asset levels, changes in portfolio management personnel and the cost and quality of the services provided by the Adviser to the Fund. On the basis of the foregoing, and without assigning particular weight to any single factor, none of which was dispositive, the Board and the Independent Trustees concluded that it would be in the best interests of the Fund to continue to be advised and managed by the Adviser and determined to approve the continuation of the current Advisory Agreement for a one-year period through September 30, 2020.

36

FPA INTERNATIONAL VALUE FUND
SHAREHOLDER EXPENSE EXAMPLE

December 31, 2019 (Unaudited)

Fund Expenses

Mutual fund shareholders generally incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Even though the Fund does not charge transaction fees, if you purchase shares through a broker, the broker may charge you a fee. You should evaluate other mutual funds' transaction fees and any applicable broker fees to assess the total cost of ownership for comparison purposes.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value June 30, 2019	$1,000.00	$1,000.00
Ending Account Value December 31, 2019	$1,098.50	$1,018.70
Expenses Paid During Period*	$6.82	$6.56

*  Expenses are equal to the Fund's annualized expense ratio of 1.29%, multiplied by the average account value over the period and prorated for the six-months ended December 31, 2019 (184/365 days).

37

FPA INTERNATIONAL VALUE FUND
PRIVACY POLICY

(Unaudited)

The FPA Funds consider customer privacy to be an essential part of their investor relationships and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former investors' non-public personal information. The FPA Funds have developed policies that are designed to protect this confidentiality, while permitting investor needs to be served.

Obtaining Personal Information

While providing investors with products and services, the FPA Funds, and certain service providers, such as the FPA Fund's Transfer Agents and/or Administrators, may obtain non-public personal information about investors, which may come from sources such as (i) account applications, subscription agreements and other forms, (ii) written, electronic or verbal correspondence, (iii) investor transactions, (iv) an investor's brokerage or financial advisory firm, financial advisor or consultant, and/or (v) from information captured on applicable websites. The non-public personal information that may be collected from investors may include the investor's name, address, tax identification number, birth date, investment selection, beneficiary information, and possibly the investor's personal bank account information and/or email address if the investor has provided that information, as well as the investor's transaction and account history with the FPA Funds.

Respecting Your Privacy

The FPA Funds do not disclose any non-public personal information provided by investors or gathered by the FPA Funds to third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the FPA Funds. Non-affiliated companies may from time to time be used to provide certain services, such as maintaining investor accounts, preparing and mailing prospectuses, reports, account statements and other information, and gathering shareholder proxies. In many instances, the investors will be clients of a third party, but the FPA Funds may also provide an investor's personal and account information to the investor's respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The FPA Funds reserve the right to report or disclose personal or account information to third parties in circumstances where the FPA Funds believe in good faith that disclosure is required or permitted under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by the FPA Funds in which an investor has invested. In addition, the FPA Funds may disclose information about an investor or an investor's accounts to a third party at the investor's request or with the consent of the investor.

Procedures to Safeguard Private Information

The FPA Funds are committed to their obligation to safeguard investor non-public personal information. In addition to this policy, the FPA Funds have implemented procedures that are designed to limit access to an investor's non-public personal information to internal personnel who require the information to complete tasks, such as processing transactions, maintaining client accounts or otherwise providing services the investor requested. Physical, electronic and procedural safeguards are in place to guard an investor's non-public personal information.

Information Collected from Websites

Websites maintained by the FPA Funds or its service providers may use a variety of technologies to collect information that helps the FPA Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as "cookies") allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. If you are a registered user of the FPA Funds' and/or their

38

FPA INTERNATIONAL VALUE FUND
PRIVACY POLICY (Continued)

(Unaudited)

service providers' website, the FPA Funds, their service providers, or third party firms engaged by the FPA Funds and/or their service providers, may collect or share information submitted by you, which may include personally identifiable information. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The FPA Funds do not look for web browser "do not track" requests.

Changes to the Privacy Policy

From time to time, the FPA Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

FPA Funds

FPA Capital Fund, Inc., FPA Crescent Fund, FPA International Value Fund, FPA New Income, Inc., FPA Flexible Fixed Income Fund, FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc., Source Capital, Inc.

Revised: January 2019

39

FPA INTERNATIONAL VALUE FUND
TRUSTEE AND OFFICER INFORMATION

(Unaudited)

Sandra Brown, Mark L. Lipson, Alfred E. Osborne, Jr., A. Robert Pisano, and Patrick B. Purcell are all Trustees of the Fund who are not "interested persons" of the Fund, as that term is defined in the 1940 Act (collectively, the "Independent Trustees"). Trustees serve until their resignation, removal or retirement. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling (800) 982-4372.

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Year First Elected as Trustee of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Sandra Brown, 1955	Trustee	2016	Consultant (since 2009). Formerly, CEO and President of Transamerica Financial Advisers, Inc. (1999-2009); President, Transamerica Securities Sales Corp. (1998-2009); Vice President, Bank of America Mutual Fund Administration (1990-1998). Director/Trustee of FPA Capital, Inc., FPA Funds Trust, FPA New Income, Inc., FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital, Inc. (since October 2016).	8	None
Mark L. Lipson, 1949	Trustee & Chairman	2015	Registered Investment Adviser, ML2 Advisors, LLC (since 2014). Formerly Managing Director, Bessemer Trust (2007-2014) and US Trust (2003-2006); Chairman and CEO of the Northstar Mutual Funds (1993-2001); and President and CEO of the National Mutual Funds (1988-1993). Director/Trustee of FPA Capital, Inc., FPA Funds Trust, FPA New Income, Inc., FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital, Inc. (since October 2015).	8	None
Alfred E. Osborne, Jr., 1944	Trustee	2002	Senior Associate Dean, (since July 2003), Interim Dean (July 2018-June 2019), Professor and Faculty Director Price Center for Entrepreneurship and Innovation at the John E. Anderson School of Management at UCLA. Dr. Osborne has been at UCLA since 1972. Director/Trustee of FPA Capital Fund, Inc. and FPA New Income, Inc. (since 1999), of FPA Funds Trust (since 2002), of FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. and Source Capital, Inc. (since 2013).	8	Kaiser Aluminum, and Wedbush, Inc.

40

FPA INTERNATIONAL VALUE FUND
TRUSTEE AND OFFICER INFORMATION (Continued)

(Unaudited)

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Year First Elected as Trustee of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
A. Robert Pisano, 1943	Trustee	2013	Consultant (since 2012). Formerly, President and Chief Operating Officer of The Motion Picture Association of America, Inc. (October 2005-2011). Formerly, National Executive Director and Chief Executive Officer of The Screen Actors Guild (2001-2005). Director/Trustee of FPA Paramount Fund, Inc. and FPA U.S. Value Fund, Inc. (since 2012), and of FPA Capital, Inc., FPA Funds Trust, FPA New Income, Inc. and Source Capital, Inc. (since 2013).	8	Resources Global Professionals
Patrick B. Purcell, 1943	Trustee	2006	Retired (since 2000). Formerly, Consultant to Paramount Pictures 1998-2000; Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures (1983-1998). Director/Trustee of FPA Capital, Inc., FPA Funds Trust and FPA New Income, Inc. (since 2006), of Source Capital, Inc. (since 2010), of FPA U.S. Value Fund, Inc. and FPA Paramount Fund, Inc. (since 2012).	8	None
"Interested" Trustees(2)
Steven Romick, 1963	Trustee	2002	Director and President of FPA GP, Inc., the General Partner of the Adviser (since October 2018). Vice President (since February 2015) and Portfolio Manager of FPA Crescent Fund (since June 1993) and of Source Capital, Inc. (since 2015). Formerly, Managing Partner of FPA (2010-2018). Formerly, President of the Trust (2002-2015).	3	None
J. Richard Atwood, 1960	Trustee	2016	Director and President of FPA GP, Inc., the General Partner of the Adviser (since October 2018). Director/Trustee of each FPA Fund (since 2016). President of each FPA Fund (since 2015). Formerly, Managing Partner of FPA (2006-2018). Formerly, until 2015, Treasurer of each FPA Fund for more than the past five years.	8	None

(1)  The address of each Trustee is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025.

(2)  "Interested person" within the meaning of the 1940 Act by virtue of their affiliation with the Fund's Adviser.

41

FPA INTERNATIONAL VALUE FUND
TRUSTEE AND OFFICER INFORMATION (Continued)

(Unaudited)

Officers of the Fund. Officers of the Fund are elected annually by the Board.

Name, Address(1) and Year of Birth	Position with Fund	Year First Elected as Officer of the Fund	Principal Occupation(s) During the Past Five Years
Pierre O. Py, 1976	Vice President and Portfolio Manager	2011

Managing Director of FPA (since 2013). Co-Portfolio Manager of FPA Paramount Fund, Inc. (since 2013). Vice President of FPA (from September 2011 to December 2012). Co-President from 2013 to February 2015 and Vice President from November 2011 to August 2013 of FPA Paramount Fund, Inc.; and President from November 2013 to February 2015 and Vice President from November 2011 to November 2013 of the Fund.

J. Richard Atwood, 1960	President	1997

Director and President of FPA GP, Inc., the General Partner of FPA (since October 2018). Director/Trustee of each FPA Fund (since May 2016). President of each FPA Fund (since February 2015). Formerly, Managing Partner of FPA (2006-2018). Formerly, until February 2015, Treasurer of each FPA Fund for more than the past five years.

Karen E. Richards, 1969	Chief Compliance Officer	2019

Chief Compliance Officer of FPA (since August 2018). Formerly, Deputy Chief Compliance Officer of First Republic Investment Management, LLC (from February 2016 to March 2018), and Vice President, Senior Compliance Officer of Pacific Investment Management Company (from June 2010 to January 2016).

E. Lake Setzler III, 1967	Treasurer	2006

Senior Vice President (since January 2013) and Controller of FPA; and Treasurer of each FPA Fund (since February 2015). Formerly, until February 2015, Assistant Treasurer of each FPA Fund (February 2006 to February 2015).

Rebecca D. Gilding, 1979	Secretary	2019

Vice President and Counsel, State Street Bank and Trust Company (since April 2016). Formerly, Assistant Vice President and Associate Counsel, Brown Brothers Harriman & Co. (September 2013 to April 2016).

(1)  The address for each Officer (except Ms. Gilding) is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025. Ms. Gilding's address is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111.

42

FPA INTERNATIONAL VALUE FUND

(Unaudited)

INVESTMENT ADVISER

First Pacific Advisors, LP
11601 Wilshire Boulevard, Suite 1200
Los Angeles, CA 90025

TRANSFER & SHAREHOLDER
SERVICE AGENT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175
or
235 West Galena Street
Milwaukee, WI 53212-3948
(800) 638-3060

CUSTODIAN AND ADMINISTRATOR

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

TICKER SYMBOL: FPIVX
CUSIP: 30254T726

DISTRIBUTOR

UMB Distribution Services, LLC
235 West Galena Street
Milwaukee, Wisconsin 53212-3948

LEGAL COUNSEL

Dechert LLP
One Bush Street, Suite 1600
San Francisco, California 94104

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

Ernst & Young LLP
725 South Figueroa Street
Los Angeles, California 90017

This report has been prepared for the information of shareholders of FPA INTERNATIONAL VALUE FUND, and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

A description of the policies and procedures that the Adviser uses to vote proxies related to the Fund's portfolio securities is set forth in the Fund's Statement of Additional Information which is available without charge, upon request, on the Fund's website at www.fpa.com or by calling (800) 982-4372 and on the Securities and Exchange Commission's website at www.sec.gov.

The Fund's complete proxy voting record for the 12 months ended June 30, 2019 is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-PORT with the SEC, is available on the SEC's website at www.sec.gov.

Additional information about the Fund is available online at www.fpa.com. This information includes, among other things, holdings, top sectors, and performance, and is updated on or about the 15th business day after the end of each quarter.

Item 2.  Code of Ethics.

(a)                                 The registrant has adopted a code of ethics that applies to the registrant’s principal executive and financial officers.

(b)                                 Not applicable.

(c)                                  During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in 2(a) above.

(d)                                 During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

(e)                                  Not applicable.

(f)                                   A copy of the registrant’s code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.  Audit Committee Financial Expert.

The registrant’s board of directors has determined that Patrick B. Purcell, who is a member of the registrant’s audit committee and board of directors, is an “audit committee financial expert” and is “independent,” as those terms are defined in this Item.  This designation will not increase the designee’s duties, obligations or liability as compared to his duties, obligations or liability as a member of the audit committee and of the board of directors. This designation does not affect the duties, obligations or liability of any other member of the audit committee or the board of directors.

Item 4.  Principal Accountant Fees and Services.

FPA International Value Fund	2018	2019
(a) Audit Fees	$31,000	$31,400
(b) Audit Related Fees	$-0-	$-0-
(c) Tax Fees(1)	$6,500	$6,600
(d) All Other Fees(2)	$-0-	$833

(1)                                 Tax fees are for the preparation of the Fund’s tax return(s).

(2)                                 Other fees are for the identification of any PFIC holdings in the Fund.

FPA Crescent Fund	2018	2019
(a) Audit Fees	$54,300	$55,000
(b) Audit Related Fees	$-0-	$-0-
(c) Tax Fees(1)	$11,500	$11,700
(d) All Other Fees(2)	$-0-	$833

(1)                                 Tax fees are for the preparation of the Fund’s tax return(s).

(2)                                 Other fees are for the identification of any PFIC holdings in the Fund.

FPA Flexible Fixed Income Fund	2018	2019
(a) Audit Fees	$-0-	$16,000
(b) Audit Related Fees	$-0-	$-0-
(c) Tax Fees(1)	$-0-	$4,000

(d) All Other Fees	$-0-	$-0-

(1)                                 Tax fees are for the preparation of the Fund’s tax return(s).

(e)(1)                   The audit committee shall pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent auditors’ independence.  The pre-approval requirement will extend to all non-audit services provided to the registrant, the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided, however, that an engagement of the registrant’s independent auditors to perform attest services for the registrant, the adviser or its affiliates required by generally accepted auditing standards to complete the examination of the registrant’s financial statements (such as an examination conducted in accordance with Statement on Standards for Attestation Engagements Number 16, or a Successor Statement, issued by the American Institute of Certified Public Accountants), will be deem pre-approved if:

(i)                               the registrant’s independent auditors inform the audit committee of the engagement,

(ii)                            the registrant’s independent auditors advise the audit committee at least annually that the performance of this engagement will not impair the independent auditor’s independence with respect to the registrant, and

(iii)                         the audit committee receives a copy of the independent auditor’s report prepared in connection with such services.  The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting.

(e)(2)                   0% of the services provided to the registrant described in paragraphs b-d of this Item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.  There were no services provided to the investment adviser or any entity controlling, controlled by or under common control with the adviser described in paragraphs (b) — (d) of this Item that were required to be pre-approved by the audit committee.

(f)            For the fiscal year ended December 31, 2019, if greater than 50%, specify the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of the principal accountant Ernst & Young LLP (“EY”). According to EY, such amount was below 50%; therefore disclosure item not applicable to this filing.

(g)           For the fiscal years ended December 31, 2019 and December 31, 2018, the aggregate non-audit fees billed by EY for services rendered to the investment advisor were $41,250 and $38,500, respectively.

(h)           The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor, which were not pre-approved (not requiring pre-approval), is compatible with maintaining EY’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

(a)                                 Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)                                 Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.

Item 11.  Controls and Procedures.

(a)                                 The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)                                 There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13.  Exhibits.

(a)(1)                  Code of ethics as applies to the registrant’s principal executive and financial officers is attached hereto.

(a)(2)                  The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3)                  Not applicable.

(a)(4)                  Not applicable.

(b)                                 The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA FUNDS TRUST

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	March 10, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	March 10, 2020

By:	/s/ E. Lake Setzler III
E. Lake Setzler III
Treasurer (principal financial officer)

Date:	March 10, 2020